EXHIBIT 10.1

SECURITIES PURCHASE AGREEMENT

by and among

MFP PARTNERS, L.P.,

FRANKLIN MUTUAL ADVISERS, LLC

and

GULFMARK OFFSHORE, INC.

Dated as of November 23, 2016

TABLE OF CONTENTS

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SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated as of November 23, 2016, is made by and among MFP Partners, L.P. (“MFP”), Franklin Mutual Advisers, LLC, as investment manager on behalf of certain funds and accounts listed on Annex A hereto (such funds and accounts being, “Franklin” and, together with MFP, the “Investors”), and GulfMark Offshore, Inc. (the “Company” and, together with the Investors, the “Parties”).

WHEREAS, each of the Company and the Investors is executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act;

WHEREAS, the Investors wish to purchase from the Company, and the Company wishes to sell and issue to the Investors, upon the terms and conditions stated in this Agreement, an aggregate of 50,000 shares of Series A Mandatory Convertible Preferred Stock, par value $0.01 per share, of the Company (the “Preferred Securities”), the rights, preferences and privileges of which are to be set forth in a Certificate of Designation, in the form attached hereto as Exhibit A (the “Certificate of Designation”), which shares of Preferred Securities shall be convertible into, subject to adjustment in accordance thereunder, shares of Common Stock (as defined below), subject to certain restrictions;

WHEREAS, contemporaneously with the execution of this Agreement, the Company has executed a Tender Support Agreement with Raging Capital Management, LLC, in respect of the Tender Offer (as defined below), in the form attached hereto as Exhibit B (the “Support Agreement”);

WHEREAS, contemporaneously with the execution of this Agreement, the Company will execute a Voting Agreement with Raging Capital Management, LLC and the other parties thereto, in the form attached hereto as Exhibit C (the “Voting Agreement”).

WHEREAS, contemporaneously with the sale of the Preferred Securities, the parties hereto will execute and deliver a Series A Investors’ Agreement, in the form attached hereto as Exhibit D (the “Investors’ Agreement”);

WHEREAS, contemporaneously with the sale of the Preferred Securities, the parties hereto will execute and deliver a Registration Rights Agreement, in the form attached hereto as Exhibit E (the “Registration Rights Agreement”).

NOW, THEREFORE, in consideration of the mutual agreements, representations, warrants and covenants contained herein, the Parties hereto agree as follows:

Article I

AUTHORIZATION, PURCHASE AND SALE OF PREFERRED SECURITIES

Section 1.1     Authorization, Purchase and Sale. On the terms and subject to the conditions set forth in this Agreement, and in reliance on the representations, warranties, covenants and other agreements set forth in this Agreement and each other Related Agreements, at the Closing, the Company shall issue and sell to the several Investors, and the several Investors shall purchase from the Company, the number of shares of Preferred Securities set forth next to each such Investor’s name on Annex A hereto. The purchase price per share of Preferred Security shall be $1,000 and the aggregate purchase price (the “Purchase Price”) for the Preferred Securities shall be the amount set forth on Annex A.

Section 1.2     Preferred Securities. The Preferred Securities shall (i) be issued at the Closing to the Investors on the terms and subject to the conditions set forth in this Agreement, (ii) be registered to the Investors in the Company’s records and (iii) have the rights, preferences, powers, and the qualifications, restrictions and limitations, set forth in the Certificate of Designation and the Investors’ Agreement.

Section 1.3     Closing.

(a)     The consummation of the purchase and sale of the Preferred Securities on the terms and subject to the conditions set forth in this Agreement and each other Related Agreement (the “Closing”) shall take place at the offices of Paul, Weiss, Rifkind, Wharton & Garrison LLP, 1285 Avenue of the Americas, New York, New York 10019-6064, within two Business Days following the satisfaction or waiver of each of the conditions set forth in Article IV with respect to the Closing (other than those condition which, by their terms, are to be satisfied or waived at the Closing). The time and date upon which the Closing occurs is herein referred to as the “Closing Date.”

(b)     Closing Deliveries:

(i)     At the Closing, the Company shall deliver to each Investor certificates representing the Preferred Securities purchased by such Investor; and

(ii)     At the Closing, each Investor shall deliver, or cause to be delivered, to the Company, subject to any reductions for expenses as set forth in Section 4.1(j), an amount equal to the portion of the Purchase Price set forth next to such Investor’s name on Annex A by wire transfer of immediately available funds to an account designated by the Company in writing at least five (5) Business Days prior to the Closing.

Article II

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company hereby represents and warrants as of the date hereof and the Closing Date (except for the representations and warranties that speak as of a specific date, which shall be made as of such date) to each of the Investors as follows:

Section 2.1     Organization; Powers. Each of the Company and its Subsidiaries (a) is a legal entity duly organized, validly existing and in good standing (or, if applicable in a foreign jurisdiction, enjoys the equivalent status under the laws of any jurisdiction of organization outside the U.S.) under the laws of the jurisdiction of its organization, (b) has all requisite power and authority to own its property and assets and to carry on its business as now conducted and (c) is qualified to do business as a foreign corporation (or other legal entity) and is in good standing in each jurisdiction where the ownership, leasing or operation of its assets or properties or conduct of its business requires such qualification, except where the failure to be so qualified or in good standing would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect. The organizational or governing documents of the Company and each of its Subsidiaries are in full force and effect. Neither the Company nor any Subsidiary is in violation of its organizational or governing documents.

Section 2.2     Authorization. The Company has all requisite corporate power and, except for the filing of the Certificate of Designation with the Secretary of State of the State of Delaware, has taken all requisite action on the part of the Company, its officers, directors and stockholders necessary for (a) the authorization, execution and delivery of this Agreement and the Related Agreements, (b) the authorization of the performance of all obligations of the Company hereunder or thereunder, and (c) the authorization, issuance (or reservation for issuance) and delivery of the Preferred Securities. Each of the Related Agreements to which the Company is a party has been (or upon delivery will have been) duly executed by the Company and is, or when delivered in accordance with the terms hereof, will constitute a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as may be limited by: (i) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors’ rights generally; (ii) applicable United States federal or state securities laws limits on indemnification; and (iii) the effect of rules of law governing the availability of equitable remedies.

Section 2.3     Registration Requirements. (i) Assuming the accuracy of the representations made by the Investors in Article III, the offer, issuance and sale of the Preferred Securities pursuant to this Agreement is exempt from registration requirements of the Securities Act and will have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable Blue Sky laws; and (ii) neither the Company nor, to the knowledge of the Company, any authorized representative acting on its behalf has taken or will take any action hereafter that would cause the loss of such exemptions or qualifications.

Section 2.4     No Conflict. Except for as set forth on Schedule 2.4, the execution, delivery and performance by the Company of the Related Agreements to which it is a party, the issuance and sale of the Preferred Securities hereunder and the issuance of the Common Stock upon conversion of the Preferred Securities and the consummation of the other transactions contemplated hereby and by the other Related Agreements to which the Company is a party does not and will not (i) conflict with or result in a breach of or constitute (alone or with due notice or lapse of time or both) a default under, give rise to a right of or result in any cancellation or acceleration of any right or obligation (including any payment) or violation of any of the terms or provisions of, or result in the creation or imposition of any lien, charge or encumbrance upon any property or asset of the Company or any of its subsidiaries, including any Equity Interest of the Company’s subsidiaries, now owned or subsequently acquired or formed, pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument, including secured Indebtedness, to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any property or asset of the Company or any of its subsidiaries is subject, (ii) result in any violation of the provisions of the charter or by-laws or similar organizational documents of the Company or any of its subsidiaries or (iii) result in the violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (i) and (iii) above, for any such conflict, breach, violation, default, lien, charge or encumbrance that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 2.5     Enforceability. This Agreement has been duly executed and delivered by the Company and constitutes, and each other Related Agreement to which the Company is a party when executed and delivered by the Company, shall constitute, a legal, valid and binding obligation of the Company, enforceable in accordance with its terms, subject to (i) the effects of applicable bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting or relating to creditors’ rights generally, (ii) applicable United States federal or state securities laws limits on indemnification and (iii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

Section 2.6     Governmental Consents. No consent, approval, order, or authorization of, or filing or registration with, or notification to, any Governmental Authority or any trading exchange is required on the part of the Company or its Subsidiaries in connection with (a) the execution, delivery or performance of the Related Agreements to which the Company is a party and the consummation of the transactions contemplated hereby and thereby, or (b) the issuance of the Preferred Securities or the issuance of the Common Stock upon conversion of the Preferred Securities in accordance with the Certificate of Designation, except (i) as required by the SEC in connection with the Company’s obligations under the Registration Rights Agreement, (ii) as may be required under the state securities or “Blue Sky” laws, (iii) as may be required by the rules and regulation of the NYSE, or (iv) the filing of the Certificate of Designation with the Secretary of State of the State of Delaware.

Section 2.7     SEC Reports; Financial Statements.

(a)     Except as disclosed in the SEC Filings, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under applicable laws (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “ SEC Filings”), including the Annual Report of the Company on Form 10-K for the fiscal year ended December 31, 2015. Each SEC Filing complied as of its filing date, as to form in all material respects with the applicable requirements of the Securities Act or the Exchange Act, as the case may be, each as in effect on the date such SEC Filing was filed (and, if amended or superseded by a filing prior to the date of this Agreement, on the date of such amended or superseded filing). As of its filing date (and, if amended or superseded by a filing prior to the date of this Agreement, on the date of such amended or superseded filing), each SEC Filing did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. None of the Company’s Subsidiaries is required to file any forms, reports or other documents with the SEC pursuant to Sections 13(d) and 15(d) of the Exchange Act.

(b)     The consolidated financial statements (including all related notes and schedules) of the Company and its Subsidiaries included in the SEC Filings (collectively, the “Company Financial Statements”) (i) comply in all material respects with the published rules and regulations of the SEC with respect thereto and (ii) fairly present, in all material respects, the consolidated financial position of the Company and its Subsidiaries as of the dates indicated and the results of their operations and their cash flows for the periods therein specified, all in accordance with United States generally accepted accounting principles applied on a consistent basis (“GAAP”) throughout the periods therein specified (except as otherwise noted therein, and in the case of quarterly financial statements except for the absence of footnote disclosure and subject, in the case of interim periods, to normal year-end adjustments, the effect of which will not, individually or in the aggregate, be materially adverse, and the absence of footnote disclosure that, if presented, would not differ materially from those included in the audited Company Financial Statements).

Section 2.8     Material Changes; Undisclosed Events, Liabilities or Developments. Since the date of the latest audited financial statements included within the SEC Filings, except as specifically disclosed in a subsequent SEC Filing filed prior to the date hereof and excluding the transactions contemplated by this Agreement: (i) there has been no event, occurrence or development that has had or that would reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any material liabilities (contingent or otherwise) other than (A) trade payables, accrued expenses and other liabilities incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the SEC, (iii) the Company has not altered materially its method of accounting or the manner in which it keeps its accounting books and records, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option or stock purchase plans or equity-based plans disclosed in the SEC Filings and (vi) there has not been any material change or amendment to, or any waiver of any material right by the Company under, any Material Contract under which the Company or any of its Subsidiaries is bound or subject. The Company does not have pending before the SEC any request for confidential treatment of information. Except as set forth on Schedule 2.8 and except for the transactions contemplated by this Agreement, no event, liability fact, circumstance, occurrence or development has occurred or exists or is reasonably expected to occur or exist with respect to the Company or its Subsidiaries or their respective business, properties, operations, assets or financial condition that would be required to be disclosed by the Company under applicable securities laws at the time this representation, or with the passage of time, or deemed made that has not been publicly disclosed at least one trading day prior to the date that this representation is made.

Section 2.9     Internal Controls. The Company is in compliance in all material respects with the provisions of the Sarbanes-Oxley Act of 2002 that are currently applicable to the Company. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (a) transactions are executed in accordance with management’s general or specific authorizations, (b) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (c) access to assets and incurrence of liabilities is permitted only in accordance with management’s general or specific authorization, and (d) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established effective disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company, including the Subsidiaries, is made known to the certifying officers by others within those entities. The Company’s certifying officers have evaluated the effectiveness of the Company’s controls and procedures as of the end of the period covered by the most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”). Since the Evaluation Date, except as disclosed in the SEC Filings, there have been no significant changes in the Company’s internal controls (as such term is defined in Item 308 of Regulation S-K) or, to the Company’s Knowledge, in other factors that could significantly affect the Company’s internal controls. The Company maintains a standard system of accounting established and administered in accordance with GAAP and the applicable requirements of the Exchange Act. Since January 1, 2014, none of the Company or any of its Subsidiaries has received any notice or correspondence from any accountant relating to any potential material weakness in any part of the system of internal accounting controls of the Company or any of its Subsidiaries.

Section 2.10     Title to Properties. The Company and each of its Subsidiaries has good title to all real properties and good title to all other properties and assets owned by them, in each case free from Liens, encumbrances and defects and the Company and each of its Subsidiaries holds any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or to be made thereof by them, except such (a) as are described in the SEC Filings, (b) as are created, arise under or secure the Term Loan Documents, the Revolving Loan Documents, the Company’s multicurrency facility agreement and the NOK Facility, or (c) that would materially affect the value thereof or materially interfere with the use made or to be made thereof by them.

Section 2.11     Vessels. Each of the vessels listed on Schedule 2.11 (the “Owned Vessels”) hereto has been duly registered as a vessel under the laws and regulations and flag of the jurisdiction set forth opposite its name on Schedule 2.11 in the sole ownership of the Company or the Subsidiary (each, a “Vessel Owner”) set forth opposite its name on Schedule 2.11, and no other action is necessary to establish and perfect the Vessel Owner’s title to and interest in such Owned Vessel as against any charterer or third party; each Vessel Owner has good and marketable title to its vessel(s), free and clear of all mortgages, pledges, Liens, security interests, claims, and all defects of the title of record except for those liens securing vessel financing agreements described in the SEC Filings; each Owned Vessel is in good standing with respect to the payment of past or current taxes, fees and other amounts payable under the laws of the jurisdiction where it is registered as would affect its registration with the ship registry of such jurisdiction. Each Owned Vessel is operated in compliance with the rules, codes of practice, conventions, protocols, guidelines or similar requirements or restrictions imposed, published or promulgated by any Governmental Authority, classification society or insurer applicable to the respective vessel (collectively, “Maritime Guidelines”) and all applicable international, national, state and local conventions, laws, regulations, orders, licenses and other requirements (including, without limitation, all Environmental Laws (as defined below)); each Vessel Owner is qualified to own such Owned Vessels under all applicable international, national, state and local conventions, laws, regulations, orders, licenses and other requirements (including, without limitation, all Environmental Laws) and Maritime Guidelines, including the laws, regulations and orders of each such vessel’s flag state. Each Owned Vessel is classed by any of Germanischer Lloyd, Lloyd’s Register of Shipping, American Bureau of Shipping or another classification society which is a full member of the International Association of Classification Societies and, except as set forth in Schedule 2.11, each such Owned Vessel is in class with valid class and trading certificates, without overdue recommendations.

Section 2.12     Material Contracts. Neither the Company nor any of its Subsidiaries is in default under or in violation or breach of any Material Contract to which any of them is a party and, to the Company’s Knowledge, no third-party defaults exist thereunder, except as would not, individually or in the aggregate, be material to the Company and its Subsidiaries, taken as a whole.

Section 2.13     Subsidiaries.

(a)     Schedule 2.13 sets forth as of the Closing Date the name and jurisdiction of incorporation, formation or organization of each Subsidiary of the Company and, as to each such Subsidiary, the percentage of each class of Equity Interests owned by the Company or by any such Subsidiary.

(b)     As of the Closing Date, after giving effect to the Transactions, there are no outstanding subscriptions, warrants, other derivative securities or rights issued or granted by the Company in respect of any Equity Interests of Company or any of its Subsidiaries, except for Equity Interests of the Company or any of its Subsidiaries granted to or held by any Covered Person (or any Affiliate of such Covered Person) set forth on Schedule 2.13(b).

(c)     Except as set forth on Schedule 2.13(c), all of the outstanding shares of capital stock of, or other equity or voting interest in, each Subsidiary of the Company that are owned by the Company or one of its Subsidiaries (i) have been duly authorized, validly issued and are fully paid and non-assessable and (ii) are owned, directly or indirectly, by the Company or one of its Subsidiaries, free and clear of all Liens (other than restrictions under applicable securities Laws and Liens securing any existing Indebtedness for borrowed money of the Company or any of its Subsidiaries set forth on Schedule 2.13(c)).

Section 2.14     Litigation; Permits and Compliance with Laws.

(a)     Except as set forth in the SEC Filings, there are no (i) investigations or, to the Company’s Knowledge, proceedings pending or threatened by any Governmental Authority with respect to the Company or any of its Subsidiaries or any of their properties or assets, (ii) actions, suits or proceedings at law or in equity pending or, to the Company’s Knowledge, threatened against or affecting the Company or any of its Subsidiaries, or any of their respective properties or assets, at Law or in equity that would reasonably be expected to result in liability to the Company or its Subsidiaries in excess of $250,000 or any other material non-monetary liability or restrictions, or (iii) orders, judgments or decrees of any Governmental Authority against the Company or any of its Subsidiaries.

(b)     The Company and each of its Subsidiaries possess adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by it (the “Permits”), except where such failure has not had and would not reasonably be expected to have a Material Adverse Effect on the Company and its Subsidiaries, taken as a whole, and such Permits are in full force and effect. The Company and each of its Subsidiaries is in compliance with each of its Permits in all material respects and no material violations are or have been recorded in respect of any Permits. Neither the Company nor any of its Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Permit that, if determined adversely to the Company or such Subsidiary, would reasonably be expected to have a Material Adverse Effect on the Company and its Subsidiaries, taken as a whole.

(c)     None of the Company or any of its Subsidiaries or any of their respective properties or assets is in violation of (nor shall the continued operation of their respective material properties and assets as currently conducted violate) any law, rule or regulation, or is in default with respect to any judgment, writ, injunction or decree of any Governmental Authority, where such violation or default would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

Section 2.15     [Reserved].

Section 2.16     Investment Company Act. None of the Company or any of its Subsidiaries is required to be registered as an “investment company” within the meaning of the Investment Company Act of 1940.

Section 2.17     [Reserved].

Section 2.18     Taxes. Except as set forth on Schedule 2.18:

(a)     The Company and its Subsidiaries have paid all U.S. federal, and all material state, local and foreign taxes and filed all U.S. federal income Tax Returns and all other material Tax Returns required to be paid or filed through the date hereof; and except as otherwise disclosed in the SEC Filings or as would not, individually or in the aggregate, have a Material Adverse Effect, there is no tax deficiency that has been, or could reasonably be expected to be, asserted against the Company or any of its Subsidiaries or any of their respective properties or assets.

(b)     To the Company’s Knowledge, the amount of income from discharge of indebtedness which will be generated and included in gross income under Section 61(a)(12) of the Code as a result of the consummation of the Tender Offer will not exceed the aggregate amount of net operating losses and current year operating losses of the Company and its Subsidiaries calculated for U.S. federal income tax purposes.

Section 2.19     No Material Misstatements.

(a)     All written factual information (other than the Projections, forward-looking information and information of a general economic nature or industry specific nature) (the “Information”) concerning each of the Company and its Subsidiaries, the Transactions and any other transactions contemplated hereby or otherwise prepared by or on behalf of the foregoing or their respective representatives and made available to the Investors in connection with the Transactions or the other transactions contemplated hereby, when taken as a whole, was true and correct in all material respects, as of the date the Information was furnished to the Investors and as of the Closing Date and did not, taken as a whole, contain any untrue statement of a material fact as of any such date or omit to state a material fact necessary in order to make the statements contained therein, taken as a whole, not materially misleading in light of the circumstances under which such statements were made (giving effect to all supplements and updates provided thereto).

(b)     The Projections and other forward-looking information and information of a general economic nature prepared by or on behalf of the Company or any of its representatives and that have been made available to the Investors in connection with the Transactions or the other transactions contemplated hereby have been prepared in good faith based upon assumptions believed by the Company to be reasonable as of the date thereof (it being understood that the Projections are as to future events and are not to be viewed as facts, the Projections are subject to significant uncertainties and contingencies and that actual results during the period or periods covered by any of the Projections may differ significantly from the projected results, and that no assurance can be given that the projected results shall be realized), as of the date the Projections and information were furnished to the Investors.

Section 2.20     Employee Benefit Plans. Except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect: (i) no “reportable event” within the meaning of Section 4043(c) of ERISA has occurred during the past five years as to which the Company, any of its Subsidiaries or any ERISA Affiliate was required to file a report with the PBGC; (ii) no ERISA Event has occurred or is reasonably expected to occur; and (iii) none of the Company, any of its Subsidiaries or any of their respective ERISA Affiliates has received any written notification that any “multiemployer plan” (as defined in Section 4001(a)(15) of ERISA) is in reorganization or has been terminated within the meaning of Title IV of ERISA.

Section 2.21     Labor Matters. Except as, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect there are no strikes or other labor disputes pending or threatened against the Company or any of its Subsidiaries. Except as, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect, the consummation of the Transactions shall not give rise to a right of termination or right of renegotiation on the part of any union under any material collective bargaining agreement to which the Company or any of its Subsidiaries (or any predecessor) is a party or by which the Company or any of its Subsidiaries (or any predecessor) is bound.

Section 2.22     Environmental Matters. Except as disclosed in the

SEC Filings and except as to matters that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (i) the Company and its Subsidiaries (x) are in compliance with all applicable federal, state, local and foreign laws (including common law), rules, regulations, requirements, decisions, judgments, decrees and orders and other legally enforceable requirements relating to pollution or the protection of human health or safety, the environment, hazardous or toxic substances or wastes, pollutants or contaminants (collectively, “Environmental Laws”); (y) have received and are in compliance with all permits, licenses, certificates or other authorizations or approvals required of them under applicable Environmental Laws to conduct their respective businesses; and (z) have not received written notice of any actual or threatened liability under or relating to, or any actual or potential violation of, any Environmental Laws, including for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, and have no knowledge of any event or condition that would reasonably be expected to result in any such notice, (ii) there are no costs or liabilities associated with Environmental Laws of or relating to the Company or its subsidiaries and (iii) (x) there is no proceeding that is pending, or that is known to be contemplated, against the Company or any of its Subsidiaries under any Environmental Laws in which a governmental entity is also a party, other than such proceeding regarding which it is reasonably believed no monetary sanctions of $100,000 or more will be imposed, (y) the Company and its Subsidiaries are not aware of any facts or issues regarding compliance with Environmental Laws, or liabilities or other obligations under Environmental Laws, including the release of hazardous or toxic substances or wastes, pollutants or contaminants, that could reasonably be expected to have a Material Adverse Effect on the capital expenditures, earnings or competitive position of the Company and its Subsidiaries, and (z) none of the Company or its Subsidiaries anticipates material capital expenditures relating to compliance with any Environmental Laws.

Section 2.23     Capitalization.

(a)     Prior to the consummation of the Transactions to be effected at the Closing, the authorized Equity Interests of the Company shall consist of (A) 60,000,000 shares of Class A Common Stock, $0.01 par value per share, of which 27,014,057 shares are issued and outstanding, (B) 60,000,000 shares of Class B Common Stock, par value $0.01 per share, of which zero shares are issued and outstanding, (C) 2,000,000 shares of preferred securities, $0.01 par value per share, of which 100,000 have been designated as Series A Convertible Preferred Stock, $0.01 par value per share, with an initial stated value of $1,000 per share, none of which were held in treasury or issued and outstanding, (D) 220,554 shares of Common Stock were issuable upon the exercise of the stock options and (E) 1,264,505 restricted shares of Common Stock were outstanding. Prior to the consummation of the Transactions to be effected at the Closing, 1,350,796 shares of Common Stock were reserved for issuance under the Company’s incentive equity plans. Immediately following the consummation of the Transactions to be effected at the Closing, the only issued and outstanding Equity Interests or warrants, options or other rights to acquire Equity Interests of the Company are set forth on Schedule 2.23.

(b)     When so issued, sold and delivered, the Preferred Securities and the Common Stock underlying the Preferred Securities shall be duly authorized, validly issued, fully paid and non-assessable and free of preemptive rights and other Liens except for restrictions on transfer arising under any applicable securities laws and each other Related Agreement. The Company has reserved a sufficient number of shares of Common Stock for issuance upon the conversion of the Preferred Securities in full, subject to the receipt of stockholder approval of the Proposal set forth in item (i) of the definition thereof. Except as set forth in Section 2.23(a), there are not issued, reserved for issuance or outstanding (i) any Equity Interests of the Company, (ii) any securities convertible into or exchangeable or exercisable for Equity Interests of the Company or (iii) any warrants, calls, options or other rights to acquire from the Company any Equity Interests or securities convertible into or exchangeable or exercisable for Equity Interests of the Company.

(c)     [Reserved].

(d)     The Preferred Securities are eligible for resale pursuant to Rule 144A and shall not, on the Closing Date, be of the same class as securities listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted on a U.S. automated interdealer quotation system.

(e)     Except for this Agreement and each other Related Agreement, there are no outstanding obligations of the Company to (i) issue, deliver or sell, or cause to be issued, delivered or sold, any Equity Interests or securities convertible into or exchangeable or exercisable for Equity Interests of the Company (other than as a result of the issuance of any Common Stock to employees or members of management of the Company or any of its Subsidiaries in connection with the exercise of options or other securities convertible into Common Stock held or issued to such employees or members of management on the Closing Date and set forth on Schedule 2.23) or (ii) repurchase, redeem or otherwise acquire any such Equity Interests. Other than the Related Agreements, there are no shareholder agreements, partnership agreements, voting trusts, proxies or other agreements or understandings in effect with respect to the voting or transfer of Equity Interests of the Company. The rights, preferences, powers, and the qualifications, restrictions and limitations, of the Preferred Securities are as set forth in the Certificate of Designation and such rights, preferences, powers, and such qualifications, restrictions and limitations, are valid and enforceable under the laws of the State of Delaware.

(f)     From and after the Closing, the Preferred Securities shall, with respect to dividend rights and rights upon the Company’s liquidation, winding up or dissolution, rank senior to all other Equity Interests of the Company, including any other class or series of its Equity Interests.

(g)     The Company has not declared or paid or, except as set forth in the Certificate of Designation, agreed to declare or pay, any dividends, or authorized or made, or agreed to authorize or make, any distribution, upon or with respect to any class or series of its Equity Interests.

(h)     Prior to the Closing, except as set forth on Schedule 2.23, none of the Company or any of its Subsidiaries currently owns or Controls, directly or indirectly, any interest in any other Person.

(i)     Except as set forth on Schedule 2.23(i), the Company has no Indebtedness and is not a guarantor of any Indebtedness.

Section 2.24     Brokers. The Company has not retained, utilized or been represented by any broker or finder who is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement.

Section 2.25     Solvency.

(a)     Immediately after giving effect to the Transactions on the Closing Date, (i) the fair value of the assets of the Company and its Subsidiaries on a consolidated basis, at a fair valuation, shall exceed the debts and liabilities, direct, subordinated, contingent or otherwise, of the Company and its Subsidiaries on a consolidated basis; (ii) the present fair saleable value of the property of the Company and its Subsidiaries on a consolidated basis shall be greater than the amount that shall be required to pay the probable liability of the Company and its Subsidiaries on a consolidated basis on their debts and other liabilities, direct, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (iii) the Company and its Subsidiaries on a consolidated basis shall be able to pay their debts and liabilities, direct, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (iv) the Company and its Subsidiaries on a consolidated basis shall not have unreasonably small capital with which to conduct the businesses in which they are engaged as such businesses are now conducted and are proposed to be conducted following the Closing Date.

Section 2.26     Insurance(a)     . The Company and its subsidiaries carry, or are covered by, insurance covering their respective properties, operations, personnel and businesses in such amounts and covering such risks as is customary for companies engaged in similar businesses in similar industries; and neither the Company nor any of its subsidiaries has (i) received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance or (ii) any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage at reasonable cost from similar insurers as may be necessary to continue its business.

Section 2.27     [Reserved].

Section 2.28     Intellectual Property; Licenses, Etc. Except as would not reasonably be expected to have a Material Adverse Effect or as set forth in Schedule 2.28, (a) the Company and each of its Subsidiaries owns, or possesses adequate rights to use, all Intellectual Property that are used or held for use in or are otherwise reasonably necessary for the present conduct of their respective businesses, (b) to the Company’s Knowledge, the Company and its Subsidiaries are not interfering with, infringing upon, misappropriating or otherwise violating Intellectual Property of any Person, and (c) (i) no claim or litigation regarding any of the Intellectual Property owned by the Company and its Subsidiaries is pending or, to the Company’s Knowledge, threatened and (ii) to the Company’s Knowledge, no claim or litigation regarding any other Intellectual Property described in Section 2.28 and Section 2.28 is pending or threatened.

Section 2.29     USA PATRIOT Act; OFAC.

(a)     The Company and each of its Subsidiaries is in compliance in all material respects with the material provisions of the USA PATRIOT Act, and, on or prior to the Closing Date, the Company has provided to the Investors all information related to the Company and its Subsidiaries (including names, addresses and tax identification numbers (if applicable)) reasonably requested in writing by the Investors not less than 10 Business Days prior to the Closing Date and mutually agreed to be required under “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act, to be obtained by the Investors.

(b)     None of the Company or any of its Subsidiaries nor, to the Company’s Knowledge, any director, officer, agent, employee or Affiliate of the Company or any of its Subsidiaries is currently the target of any sanctions administered by the United States, including the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”) and the U.S. State Department, the United Nations Security Council, Her Majesty’s Treasury, the European Union or relevant member states of the European Union (collectively, the “Sanctions”) and the Company and its Subsidiaries and, to the Company’s Knowledge or the Knowledge of any of its Subsidiaries, their respective directors, officers, employees and agents are in compliance with sanctions laws and regulations administered by the United States, including OFAC and the U.S. State Department, the United Nations Security Council, Her Majesty’s Treasury, the European Union or relevant member states of the European Union (collectively, the “Sanctions Laws”) in all material respects. The Company shall not directly or indirectly use the proceeds of the Purchase Price or otherwise make available such proceeds to any Person, for the purpose of financing the activities of any Person that is currently the target of any Sanctions or for the purpose of funding, financing or facilitating any activities, business or transaction with or in any country that is the target of the Sanctions, to the extent such activities, businesses or transaction would be prohibited by the Sanctions Laws, or in any manner that would result in the violation of any Sanctions Laws applicable to any Party.

Section 2.30     Foreign Corrupt Practices Act. The Company and its Subsidiaries, and, to the Company’s Knowledge or the Knowledge of any of its Subsidiaries, their respective directors, officers, agents or employees, are in compliance with the U.S. Foreign Corrupt Practices Act of 1977 or similar law of a jurisdiction in which the Company or any of its Subsidiaries conduct their respective businesses and to which they are lawfully subject, in each case, in all material respects. No part of the proceeds of the Purchase Price paid hereunder shall be used to make any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

Section 2.31     Takeover Provisions. The Board of Directors of the Company has adopted such resolutions as are necessary to render inapplicable to this Agreement and the transactions contemplated hereby the restrictions on “business combinations” (as defined in Section 203 of the DGCL) as set forth in Section 203 of the DGCL. To the Company’s Knowledge, no other state “fair price,” “moratorium,” “control share acquisition” or similar state anti-takeover statute or regulation is applicable to the Agreement or any of the other transactions contemplated hereby.

Article III

REPRESENTATIONS AND WARRANTIES OF THE INVESTORS

Section 3.1     Representations and Warranties of the Investors. Each of the Investors hereby severally, and not jointly, represents and warrants as of the date hereof and as of the Closing Date to the Company as follows:

(a)     Such Investor is duly organized and validly existing and in good standing under the laws of its state of formation, with all necessary power and authority to own properties and to conduct its business as currently conducted.

(b)     Such Investor has all necessary legal power and authority to enter into, deliver and perform its obligations under the Related Agreements. The execution, delivery and performance of the Related Agreements by such Investor and the consummation by it of the transactions contemplated thereby have been duly and validly authorized by all necessary legal action, and no further consent or authorization of such Investor is required. Each of the Related Agreements has been duly executed and delivered by such Investor, where applicable, and constitutes legal, valid and binding obligations of such Investor; provided, that, with respect to each such agreement, the enforceability thereof may be limited by applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws from time to time in effect affecting creditors’ rights and remedies generally and by general principles of equity (regardless of whether such principles are considered in a proceeding in equity or at law).

(c)     The execution, delivery and performance of the Related Agreements by such Investor and the consummation by such Investor of the transactions contemplated thereby will not (d) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any material agreement to which such Investor is a party or by which such Investor is bound or to which any of the property or assets of such Investor is subject, (e) conflict with or result in any violation of the provisions of the organizational documents of such Investor, or (f) violate any statute, order, rule or regulation of any court or governmental agency or body having jurisdiction over such Investor or the property or assets of such Investor, except in the case of clauses (a) and (c), for such conflicts, breaches, violations or defaults would not prevent the consummation of the transactions contemplated by the Related Agreements.

(d)     It is either (i) a Qualified Institutional Buyer or (ii) an Institutional Accredited Investor.

(e)     It is acquiring the Preferred Securities for its own account, for investment purposes only and not with a view to any distribution thereof that would not otherwise comply with the Securities Act.

(f)     It understands that (i) the Preferred Securities have not been registered under the Securities Act and the Preferred Securities are being issued by the Company in transactions exempt from the registration requirements of the Securities Act and (ii) all or any part of the Preferred Securities may not be offered or sold except pursuant to effective registration statements under the Securities Act or pursuant to applicable exemptions from registration under the Securities Act and in compliance with applicable state laws.

(g)     It understands that the exemption from registration afforded by Rule 144 (the provisions of which are known to it) depends on the satisfaction of various conditions, and that, if applicable, Rule 144 may afford the basis for sales only in limited amounts.

(h)     It did not employ any broker or finder in connection with the transactions contemplated in this Agreement and no fees or commissions are payable to it, except as otherwise provided for in this Agreement.

(i)     The Investors are not and are not using the assets of (i) an employee benefit plan as defined in Section 3(3) of ERISA, which is subject to Title I of ERISA, or any entity whose underlying assets are treated as assets of such employee benefit plans, or (ii) a “plan” as defined in Section 4975(e)(1) of the Code, or an entity whose underlying assets are treated as the assets of such plan.

(j)     It has sufficient knowledge and experience in financial and business matters and is capable of evaluating the merits and risks of investing in, and is able and prepared to bear the economic risk of having invested in, the Preferred Securities.

(k)     Each of the Investors is a citizen of the United States within the meaning of 46 U.S.C. Sec. 50501 (a “U.S. Citizen”).

(l)     Such Investor understands that the Preferred Securities are being offered and sold in reliance on a transactional exemption from the registration requirements of federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of such Investor set forth herein in order to determine the applicability of such exemptions and the suitability of such Investor to acquire the Preferred Securities.

Article IV

CONDITIONS OF PURCHASE

Section 4.1     Purchase of the Preferred Securities. The obligation of the Investors to purchase the Preferred Securities is subject to the satisfaction (or waiver by the Investors) of the following conditions on or prior to the Closing Date:

(a)     The Investors (or their counsel) shall have received a counterpart of this Agreement and each other Related Agreement signed by each of the requisite parties thereto (which may include delivery of a signed signature page of this Agreement and each other Related Agreement by facsimile or other means of electronic transmission (e.g., “pdf”)).

(b)     The representations and warranties of the Company contained in Article II shall be true and correct in all material respects (other than representations and warranties which are already qualified as to materiality, which shall be true and correct in all respects) as of the date when made and as of the Closing Date, as though made on and as of such date, except for such representations and warranties that speak as of a specific date, which shall be true and correct as of such specified date.

(c)     The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the Closing Date.

(d)     There shall not have occurred any Material Adverse Effect since September 30, 2016.

(e)     The Company shall have delivered to the Investors a certificate, executed on behalf of the Company by its Chief Executive Officer or its Chief Financial Officer, dated as of the Closing Date, certifying as to the matters set forth in subsections (b), (c) and (d) of this Section 4.1.

(f)     The Investors shall have received a written opinion of Vinson & Elkins LLP (i) dated as of the Closing Date, (ii) addressed to the Investors and (iii) in form and substance reasonably satisfactory to the Investors covering such matters relating to this Agreement and each other Related Agreement as the Investors shall reasonably request.

(g)     The Investors shall have received a certificate of the Secretary or Assistant Secretary or similar officer of the Company, dated as of the Closing Date, and certifying and attaching:

(i)     a copy of the certificate incorporation, including all amendments thereto (including, in the case of the Company, the Certificate of Designation), of the Company, certified as of a recent date by the Secretary of State of the State of Delaware;

(ii)     a certificate as to the good standing of the Company as of a recent date from the Secretary of State of the State of Delaware;

(iii)     that attached thereto is a true and complete copy of the bylaws of the Company as in effect on the Closing Date and at all times since a date prior to the date of the resolutions described in Section 4.1(g)(iv);

(iv)     that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors of the Company authorizing the execution, delivery and performance of this Agreement and each other Related Agreement to which such Person is a party, the filing of the Certificate of Designation with the Secretary of State of the State of Delaware and the sale and purchase of the Preferred Securities hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect on the Closing Date;

(v)     as to the incumbency and specimen signature of each officer executing this Agreement, any other Related Agreement or any other document delivered in connection herewith or therewith on behalf of the Company; and

(vi)     as to the absence of any pending proceeding for the dissolution or liquidation of the Company or, to the Company’s Knowledge, threatening the existence of the Company.

(h)     The Company shall have consummated an internal restructuring pursuant to which the equity interests of GulfMark Oceans, LP will have been allocated such that its existing general partner shall own 10% of such interests on a voting basis and its existing limited partner shall, indirectly through a newly formed and wholly owned Delaware limited liability company, own 90% of such interests on a non-voting basis.

(i)     Prior to or simultaneously with the Closing, the Company shall have obtained the consents, permits, approvals, registrations and waivers listed on Schedule 4.1(i), all of which shall be in full force and effect.

(j)     The Investors shall have received all fees payable thereto on or prior to the Closing Date and, to the extent invoiced at least three Business Days prior to the Closing Date, reimbursement or payment of all reasonable and documented out-of-pocket expenses (including reasonable and documented fees, charges and disbursements of Paul, Weiss, Rifkind, Wharton & Garrison LLP) required to be reimbursed or paid by the Company hereunder or under any other Related Agreement on or prior to the Closing Date.

(k)     On the Closing Date, the Company shall deliver to each Investor certificates representing the Preferred Securities purchased by such Investor or evidence of the issuance of the Preferred Securities credited to book-entry accounts maintained by a nationally recognized transfer agent.

(l)     The Investors shall have received, on or prior to three Business Days prior to the Closing Date, all documentation and other information of the type set forth in Section 2.25, to the extent such information has been requested not less than 10 Business Days prior to the Closing Date.

(m)     Raging Capital Management, LLC and its Affiliates shall tender into the Tender Offer one-hundred percent (100%) of the Notes held by Raging Capital and its affiliates.

(n)     The Minimum Tender Condition shall have been satisfied or waived by the Investors, all other conditions to the Tender Offer shall have been satisfied (or will be satisfied substantially concurrently with Closing) and simultaneously or substantially concurrently with the Closing, all of the Notes that have been tendered into the Tender Offer shall have been redeemed.

(o)     (i) The borrowing of the Term Loans shall have been, or substantially concurrently with the Closing shall be, consummated on substantially the terms set forth in the Term Loan Documents and (ii) the extension of the Revolving Facility and the borrowing of the Revolving Loans to be borrowed thereunder on the Closing shall have been, or substantially concurrently with the Closing shall be, consummated on substantially the terms set forth in the Revolving Loan Documents.

(p)     No Insolvency Event shall have occurred and be continuing.

Section 4.2     Sale of the Preferred Securities. The obligation of the Company to issue and sell the Preferred Securities is subject to the satisfaction (or waiver by the Company) of the following conditions on or prior to the Closing Date:

(a)     The Company shall have received the Purchase Price from each of the Investors as set forth on Annex A.

(b)     The Company (or their counsel) shall have received a counterpart of this Agreement and each other Related Agreement signed by each of the requisite parties thereto (which may include delivery of a signed signature page of this Agreement and each other Related Agreement by facsimile or other means of electronic transmission (e.g., “pdf”)).

(c)     The representations and warranties of each Investor contained in Article III shall be true and correct in all material respects (other than representations and warranties which are already qualified as to materiality, which shall be true and correct in all respects) as of the date when made and as of the Closing Date, as though made on and as of such date, except for such representations and warranties that speak as of a specific date, which shall be true and correct as of such specified date.

(d)     Each Investor shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the Closing Date.

(e)     (i) The borrowing of the Term Loans shall have been, or substantially concurrently with the Closing shall be, consummated on substantially the terms set forth in the Term Loan Documents and (ii) the extension of the Revolving Facility and the borrowing of the Revolving Loans to be borrowed thereunder on the Closing shall have been, or substantially concurrently with the Closing shall be, consummated on substantially the terms set forth in the Revolving Loan Documents.

(f)     No court of competent jurisdiction or other competent governmental or regulatory authority shall have issued an order making illegal or otherwise restricting, preventing or prohibiting the Transactions in a manner that cannot reasonably be remedied by the Company or the Investors.

Article V

COVENANTS

Section 5.1     Shares Issuable Upon Conversion. The Company will at all times have reserved and available for issuance a number of shares of Common Stock, free of any preemptive or similar rights of stockholders of the Company, equal to the lesser of: (i) all authorized but unissued shares of Common Stock (other than those reserved under the Company’s management equity incentive plans as of the date of this Agreement) and (ii) a number of shares of Common Stock sufficient to permit the conversion in full of all of the outstanding Preferred Securities into Common Stock pursuant to the Certificate of Designation (assuming the receipt of stockholder approval of the Proposals), including as may be adjusted for share splits, combinations or other similar transactions as of the date of determination or due to the accrual of accreting dividends.

Section 5.2     Proxy Statement; Stockholders Meeting; Tender Offer.

(a)     Promptly following the Closing, the Company shall take all action necessary to call a meeting of its stockholders (the “Stockholders Meeting”) for the purpose of seeking approval of the Proposals, including, but not limited to, filing a Proxy Statement (as defined below) for such Stockholders Meeting within 14 calendar days of the Closing Date. In the event that any of the Proposals are not approved by the Company’s stockholders at the Stockholders Meeting, the Company shall take all action necessary to call at least three additional special meetings of its stockholders at such times and places as proposed by the Investors (each such additional meeting, a “Subsequent Stockholders Meeting”) for the purpose of seeking approval of any of the Proposals that were not so approved at the Stockholders Meeting; provided, the Company shall seek approval of any Proposal not approved at a Subsequent Stockholders Meeting at each annual meeting following the third Subsequent Stockholders Meeting. In connection with the Stockholders Meeting and, if applicable, any Subsequent Stockholders Meeting, the Company will promptly prepare and file with the SEC proxy materials (including a proxy statement and form of proxy) in compliance with Section 14(a) of the Exchange Act and the rules promulgated thereunder (as amended or supplemented, each, a “Proxy Statement”) for use at the Stockholders Meeting and, if applicable, any Subsequent Stockholders Meeting. The Investors and their counsel shall be given a reasonable opportunity to review and comment upon each Proxy Statement before it is filed with the SEC and disseminated to stockholders of the Company, and the Company shall give reasonable and good faith consideration to all additions, deletions or changes suggested thereto by the Investors and their counsel. The Company shall promptly notify the Investors and their counsel of any comments from the SEC or its staff or any request from the SEC or its staff for amendments or supplements to the Proxy Statement, and shall promptly (but in any event, within one Business Day thereof) provide to the Investors and their counsel copies of all correspondence between the Company and its representatives, on the one hand, and the SEC and its staff, on the other hand. The Company agrees to consult with the Investors and their counsel prior to responding to any comments from the SEC and its staff and to provide the Investors and their counsel with copies of all such written responses (or, if oral responses, accurate and complete summaries thereof). After receiving and promptly responding to any comments of the SEC thereon in accordance with the foregoing, the Company shall promptly mail such Proxy Statement (or, if permitted, notice of the availability of such Proxy Statement) to the stockholders of the Company. The Company will comply with Section 14(a) of the Exchange Act and the rules promulgated thereunder in relation to any form of proxy to be sent or made available to the stockholders of the Company in connection with the Stockholders Meeting or, if applicable, any Subsequent Stockholders Meeting, and each Proxy Statement shall not, on the date that such Proxy Statement (or any amendment thereof or supplement thereto) is first mailed or made available to stockholders or at the time of the Stockholders Meeting or any Subsequent Stockholders Meeting, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein not false or misleading, or omit to state any material fact necessary to correct any statement in any earlier communication with respect to the solicitation of proxies for the Stockholders Meeting or any Subsequent Stockholders Meeting which has become false or misleading. Each Investor shall promptly furnish in writing to the Company such information relating to such Investor and its investment in the Company as the Company may reasonably request for inclusion in each Proxy Statement.

(b)     The Company’s Board of Directors shall recommend to the Company’s stockholders that the stockholders vote in favor of the Proposals at the Stockholders Meeting and, if applicable, the Subsequent Stockholders Meeting, and take all reasonable action to solicit the approval of the stockholders for the Proposals.  The Company shall, in accordance with Section 146 of the DGCL and the provisions of its Certificate of Incorporation and Bylaws, (i) take all action necessary to convene the Stockholders Meeting and, if necessary, any Subsequent Stockholders Meeting, to consider and vote upon the approval of the Proposals and (ii) submit the Proposals at the Stockholders Meeting or, if applicable, the Subsequent Stockholders Meeting to the stockholders of the Company for their approval.

(c)     The Company will accept for purchase any Notes validly tendered in the Tender Offer (except for an amount of such Notes in excess of $300,000,000 aggregate principal amount) without regard to the satisfaction of the conditions to closing of the Tender Offer, including through the waiver of any such conditions at the direction of the Investors, unless (a) the conditions to Closing in Section 4.2 hereof are not satisfied or (b) the Company receives the written consent of the Investors.

Section 5.3     Rights Offering.

(a)     Commencing no later than six months following the Closing Date, the Company shall, and shall cause its Affiliates to, commence and complete the Equity Rights Offering, which shall remain open for a period of not more than 20 days, which shall be conducted in compliance with applicable law and the rules and regulations of the New York Stock Exchange.

(b)     The Company shall provide the Investors with an opportunity to review and comment on the offer documentation to be used in connection with the Equity Rights Offering (and any amendments, supplements or other modifications thereto), and shall give reasonable and good faith consideration to all additions, deletions or changes proposed thereto by the Investors. The Company shall keep the Investors apprised of the status of the Equity Rights Offering.

(c)     No later than one (1) Business Day following the consummation of the Equity Rights Offering, the Company shall, and shall cause its Affiliates to, use the proceeds of the Equity Rights Offering to redeem Preferred Securities of the Investors in an aggregate amount equal to the lesser of (A) one-hundred percent (100%) of the proceeds of the Equity Rights Offering and (B) $15,000,000 (as applicable, the “Redemption Proceeds”), with each Investor to have Preferred Securities redeemed in an amount equal to the product of the Redemption Proceeds multiplied by its Initial Investment Percentage.

Section 5.4     Closing Expenses. The Company agrees to reimburse the Investors on the Closing Date or, if invoiced after the Closing Date, within 30 days of the date of such invoice (which invoice shall include a summary statement (together with reasonably detailed back-up documentation)), for all reasonable out-of-pocket expenses (including, but not limited to, expenses of the Investors’ due diligence investigation, travel expenses and reasonable fees, disbursements and other charges of Paul, Weiss, Rifkind, Wharton & Garrison LLP, maritime counsel and of a single local counsel to the Investors in each relevant jurisdiction retained with the Company’s prior written consent, such consent not to be unreasonably withheld or delayed (excluding any costs of in-house counsel)), in each case, to the extent reasonably incurred in connection with the Preferred Securities and the preparation, negotiation, execution and delivery of this Agreement, each other Related Agreement, the Recapitalization Support Agreement and the documents and instruments referred to herein and therein and the consummation of the transactions contemplated hereby and thereby.

Section 5.5     Commercially Reasonable Efforts; Further Assurances.

(a)     Upon the terms and subject to the conditions set forth in this Agreement, each of the Investors and the Company shall use commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties or parties hereto in doing, all things reasonably necessary, proper or advisable under applicable Law to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement and the other Related Agreements, including using commercially reasonable efforts to: (i) cause the conditions to the applicable Closing set forth in Article IV to be satisfied; (ii) obtain all necessary actions or non-actions, waivers, consents, approvals, orders and authorizations from Governmental Authorities and make all necessary registrations, declarations and filings with Governmental Authorities; and (iii) execute or deliver any additional instruments reasonably necessary to consummate the transactions contemplated by, and to fully carry out the purposes of, this Agreement and the other Related Agreements.

(b)     Each party agrees to cooperate with each other and their respective officers, employees, attorneys, accountants and other agents, and, generally, do such other reasonable acts and things in good faith as may be reasonably necessary to effectuate the transactions contemplated by this Agreement and the other Related Agreements, subject to the terms and conditions hereof and thereof and compliance with applicable Law, including taking reasonable action to facilitate the filing of any document or the taking of reasonable action to assist the other parties hereto in complying with the terms hereof and thereof.

(c)     In addition and without limitation to the foregoing, the Investors hereby commit, on the terms and subject to the conditions described below, severally and not jointly and severally, to provide (directly and/or through one of more Affiliates) financing comprising $100,000,000 of Term Loans (in the aggregate) and a $100,000,000 Revolving Credit Facility (in the aggregate) (collectively, the “Committed Financing”). MFP’s several commitments in respect of the Committed Financing shall equal $25,000,000 of such Term Loans and $50,000,000 of such Revolving Credit Facility. Franklin’s commitments in respect of the Committed Financing shall equal $75,000,000 of such Term Loans and $50,000,000 of such Revolving Credit Facility. The Term Loans shall be advanced on the terms and conditions contained in the draft term loan Credit Agreement dated as of November 23, 2016 (the “Term Credit Agreement”) with such additions or alterations thereto as are (i) reasonably acceptable to each of the Parties and necessary to reflect the customary advice of maritime counsel, (ii) reasonably acceptable to each of the Parties and required by any institution engaged to act as Administrative Agent and/or Collateral Agent thereunder, or (iii) otherwise agreed among the Parties (clauses (i), (ii) and (iii) collectively, the “Documentation Principles”). The Revolving Facility shall be made available on the terms and conditions contained in the draft Credit Agreement dated as of November 23, 2016 (the “Revolving Credit Agreement”) subject to the Documentation Principles. The Investors’ commitments under this Section are subject to the satisfaction (or waiver by the Investors), on or before the Closing Date, of the conditions set forth in Section 4.1 (other than Section 4.1(o)) and those conditions set forth in Article IV of each of the Term Credit Agreement and the Revolving Credit Agreement that are, in each case, required to be satisfied or waived on or before the Closing Date.

(d)     In addition and without limitation to the foregoing, each Party hereby agrees to negotiate the intercreditor, collateral and other documentation comprising the Loan Documents other than the Term Credit Agreement and the Revolving Credit Agreement reasonably and in good faith to give effect to the Recapitalization Support Agreement and the Revolver Support Agreement as superseded, where applicable, by the Term Credit Agreement and the Revolving Credit Agreement respectively.

(e)     In addition and without limitation to the foregoing, the Company shall, and shall cause each of its Subsidiaries to, provide such cooperation to the Investors as the Investors shall reasonably request in connection with the completion of the Loan Documentation and the consummation of the transactions contemplated therein, including, but not limited to, the granting and perfection of the liens and security interests contemplated therein.

Section 5.6     Tax Characterization. Unless otherwise required by a “determination”, as defined in Section 1313(a) of the Code, the parties agree to treat the Preferred Securities as stock other than preferred stock (within the meaning of Section 305 of the Code) for U.S. federal, and to the extent applicable, state and local income tax purposes.

Section 5.7     Confidential Information.

(a)     Each Investor recognizes that Confidential Information may have been and may be disclosed to such Investor by the Company or any of its Subsidiaries. Each Investor shall not engage in the unauthorized use, and shall cause its Affiliates not to engage in the unauthorized use, or make any unauthorized disclosure to any third party, of any Confidential Information without the prior written consent of the Company and shall use due care to ensure that such Confidential Information is kept confidential, including by treating such information as such party would treat its own Confidential Information. Notwithstanding the foregoing, the Investor s shall have the right to share any Confidential Information with any of their representatives, each of whom shall be required to agree to keep confidential such Confidential Information to the extent required of the Investor under this Section 5.7. As used herein, “Confidential Information” means all information, knowledge, systems or data relating to the business, operations, finances, policies, strategies, intentions or inventions of the Company and/or its Subsidiaries (including any of the terms of this Agreement) from whatever source obtained, except for any such information, knowledge, systems or data which (i) has become publicly known and made generally available through no wrongful act of such Investor, (ii) has been rightfully received by such Investor from a third party who, to the knowledge of such Investor, is not bound by any obligations of confidentiality with respect to such information, knowledge, systems or data, (iii) is independently developed by such Investor without use of Confidential Information, (iv) is already known by or is already in the possession of such Investor or any of its Affiliates prior to the date hereof, or (v) subject to the obligations set forth in Section 5.7(b), is required by law, court order, subpoena, stock exchange, self-regulatory organization, governmental agency, or regulatory body to be disclosed.

(b)     If any Investor is requested to disclose any Confidential Information by any Governmental Authority or for any regulatory reason, such Investor will promptly notify the Company, as is reasonably practicable and legally permissible under the circumstances, to permit it to seek a protective order or take other action that the Board of Directors in its discretion deems appropriate, and such Investor will cooperate in any such efforts to obtain a protective order or other reasonable assurance that confidential treatment will be accorded such Confidential Information, at the Company’s sole cost and expense.  If, in the absence of a protective order, such Investor is compelled to disclose any such information in any proceeding or pursuant to legal process, such Investor may disclose to the party compelling disclosure only the part of such Confidential Information as is required to be disclosed (in which case, prior to such disclosure, such Investor will advise and, if requested by the Board of Directors, consult with the Company and its counsel as to such disclosure and the nature and wording of such disclosure) and such Investor will use its commercially reasonable efforts to obtain confidential treatment therefor. Notwithstanding the foregoing, the Investor shall not be required to notify the Company if it is required to disclose Confidential Information pursuant to a routine regulatory inquiry or blanket document request, not targeting the Company or the Board of Directors.

Section 5.8     Closing Mechanics. On the Closing Date, subject to the satisfaction or waiver of the conditions set forth in Article IV, each Investor shall use commercially reasonable efforts to wire its respective portion of the Purchase Price in accordance with Annex A to the Company prior to 11:00 a.m. Eastern time.

Section 5.9     Further Assurances(a)     . The Company and each Investor shall execute and deliver such documents and other instruments and take such further actions as may be reasonably required or desirable to carry out the provisions hereof and the transactions contemplated hereby; and the Company shall use commercially reasonable efforts to remedy any order contemplated by Section 4.2(f) hereof.

Section 5.10     Access. During the period from the date of this Agreement to the earlier of the Closing Date and the termination of this Agreement in accordance with Article VI, the Company shall: (i) provide the Investors and their representatives reasonable access to key personnel, books, records, facilities, properties, customers, suppliers, records, contracts, documents and data of the Company, and (ii) furnish the Investors and their representatives with copies of all such books, records, pro forma Tax Returns reflecting the business operations of the Company, contracts, documents, data and information as they may reasonably request; provided, that such access, investigations and inquiries by or on behalf of the Investors shall (x) be given at reasonable times and upon prior written notice, (y) during normal business hours and without undue interference with normal operations or customer or employee relations, and (z) be subject to any limitations prescribed by applicable law or that are reasonably required to preserve any applicable attorney-client privilege or other legally recognized privilege.

Article VI

MISCELLANEOUS

Section 6.1     Survival. All covenants of the Company contained in this Agreement, shall survive the execution and delivery of this Agreement, the issuance, delivery and transfer of all or any portion of the Preferred Securities and the payment of the Purchase Price and any other obligations hereunder, in each case in accordance with their respective terms, regardless of any investigation made at any time by or on behalf of the Investors or the Company. The representations and warranties made by the Company contained in this Agreement, and made by or on behalf of any of them pursuant to this Agreement, shall survive for a period of 18 months following the Closing Date, regardless of any investigation made at any time by or on behalf of the Investors or the Company. The covenants made in this Agreement or any Related Agreement shall survive the Closing and remain operative and in full force and effect regardless of acceptance of any of the Preferred Securities and payment therefor and repayment, conversion or repurchase thereof.

Section 6.2     Termination.

(a)     The obligations of the Company, on the one hand, and the Investors, on the other hand, to effect the Closing shall terminate as follows:

(i)     Upon the mutual written consent of the Company and the Investors; provided that the terminating Party is not in material breach or default of any of its obligations under this Agreement at the time of such termination.

(ii)     by the Company upon written notice to the Investors of the occurrence of the following event (with such notice explicitly referring to the alleged facts underlying such right):

(1)     to enter into an Alternative Financing; provided, however, that the Company may not exercise its right to terminate this Agreement pursuant to this Section 6.2(a)(ii)(1) unless (A) the Company is not in material breach of any of its obligations under this Agreement at the time it delivers notice of such termination to the Investors; and (B) the Company shall pay the Investors all amounts due under the Fee Letter as of the date of termination, plus an aggregate cash payment equal to $5.0 million, in each case, by wire transfer of immediately available funds simultaneously with such notice of termination (it being expressly agreed that upon making such payment, the Company shall have satisfied its obligations pursuant to Section 6.2(b) with respect to payment of a Break Fee, but will remain liable for all remaining amounts payable under the Fee Letter that are not already paid by the Company); and

(2)     all of the conditions to Closing set forth in Section 4.1 and Section 4.2 have been satisfied (other than conditions that by their nature, are to be satisfied at the Closing), (b) the Investors fail to consummate the Closing on the date on which the Closing should have occurred pursuant to Section 1.3, (c) the Company has irrevocably confirmed to the Investors in writing that the Company will consummate the Closing if the Investors consummate the Closing and (d) the Investors fail to consummate the Closing within two (2) Business Days following the date on which the notice described in the foregoing clause (c) is received by the Investors. Notwithstanding the foregoing, the Company shall have no right to terminate this Agreement under this Section 6.2(a)(ii)(2) if the Company is, or at any time during the term of this Agreement, has been, in material breach of any of its representations, warranties, covenants or agreements under this Agreement.

(iii)     By the Investors immediately upon written notice to the Company of the occurrence of the following events (with such notice explicitly referring to the subsection upon which such termination notice is being served and the alleged facts underlying such right):

(1)     An “Event of Default” or equivalent event under any of (A) the Notes, (B) the Company’s multicurrency facility agreement, (C) the applicable subsidiary of the Company’s Norwegian facility agreement or (D) any other indebtedness of the Company or any of its subsidiaries;

(2)     The failure by the Company to launch the Tender Offer by November 24, 2016;

(3)     The failure by the Company to satisfy the Minimum Tender Condition or the other conditions to the Tender Offer by December 31, 2016;

(4)     Any court of competent jurisdiction or other competent governmental or regulatory authority having issued an order making illegal or otherwise restricting, preventing or prohibiting the Transactions in a manner that cannot reasonably be remedied by the Company or the Investors;

(5)     A breach by the Company of its obligations or commitments set forth in this Agreement, and any such breach is either unable to be cured or is not cured within five (5) days after receipt of written notice from the Investors;

(6)     Any event, fact or circumstance which has or would reasonably be expected to have (individually or in the aggregate) (A) a Material Adverse Effect on the business, assets, financial condition, liabilities or results of operations of the Company taken as a whole; or (B) is or would reasonably be expect to impair in any material respect the ability of the Company to consummate the Transactions contemplated by, or to perform its obligations under, this Agreement and each of the Transaction Documents; and

(7)     The filing of a petition for relief by or against the Company under Chapter 11 of the United States Bankruptcy Code, as amended.

(b)     Break Fee.

(1)     Subject to Section 6.2(b)(2) below, in the event (i) this Agreement is terminated other than pursuant to Section 6.2(a)(i) and (ii) the Company consummates an Alternative Financing on or prior to March 27, 2017, then the Company shall pay the Investors an aggregate cash payment equal to $5.0 million by wire transfer of immediately available funds immediately upon consummation of such Alternative Financing (such fee payable pursuant to this Section 6.2(b)(1), the “Break Fee”).

(2)     In the event this Agreement is terminated by the Investors pursuant to Section 6.2(a)(iii)(3), the Company shall pay the Investors a fee equal to $4.0 million with (i) 75% of such fee payable in cash by wire transfer of immediately available funds and (ii) 25% of such fee payable in shares of common equity, in each case within three business days of the such termination (such fee payable pursuant to this Section 6.2(b)(2), the “Minimum Condition Break Fee”).

Notwithstanding the foregoing, in no event shall the Break Fee or the Minimum Condition Break Fee be owed if, at the time of such termination, (i) either of the Investors is in breach of this Agreement after written notice of such breach has been delivered to both Investors and the breaching Investor fails to cure such breach within five (5) Business Days after receipt of such notice; or (ii) any injunction, judgment, decree or order shall have been entered, or any statute, rule, regulation or executive order shall have been promulgated or enacted, which prevents or prohibits the consummation of the Transactions by the Investors, declares the Transactions unlawful or causes the Transactions to be rescinded. In the event the Company pays the Break Fee pursuant to Section 6.2(b)(1) then in no event shall the Company be required to pay the Minimum Condition Break Fee pursuant to Section 6.2(b)(2). In the event the Company pays the Minimum Condition Break Fee pursuant to Section 6.2(b)(2) then in no event is the Company required to pay the Break Fee pursuant to Section 6.2(b)(1); provided, however, that in the event the Company consummates an Alternative Financing on or prior to March 27, 2017, the Company shall pay to the Investors a fee in an amount equal to $1 million by wire transfer of immediately available funds immediately upon consummation of such Alternative Financing.

(c)     Effect of Termination. In the event of any termination pursuant to Section 6.2(a) hereof in which the terminating Party is not in material breach or default of any of its obligations under this Agreement at the time of such termination, (i) this Agreement shall become null and void and have no further effect, with no liability on the part of the Company or any Investor, or their directors, partners, members, employees, affiliates, officers, stockholders or agents or other representatives, with respect to this Agreement, except for the terms of this Article VI (including the obligation for the Company to pay a Break Fee in certain circumstances), which shall survive the termination of this Agreement; and (ii) the Fee Letter shall remain in full force and effect, and the Company shall promptly pay all amounts due under such Fee Letter when properly presented to the Company for payment.

Section 6.3     Indemnification. The Company agrees to indemnify and hold harmless each Investor and its Affiliates and their respective directors, officers, members, managers, agents and employees, and their respective successors and assigns, from and against any and all losses, claims, damages, liabilities and expenses (including without limitation reasonable attorneys’ fees and disbursements) to which such Person may become subject as a result of, arising out of, in connection with or related to: (i) any breach of representation, warranty, covenant or agreement made by or to be performed on the part of the Company under the Related Agreements; (ii) the sale of the Preferred Securities hereunder, including any breach of representation, warranty, covenant or agreement in connection therewith; or (iii) any action, suit, claim, proceeding or investigation by any governmental authority, stockholder of the Company or any other Person (other than the Company) relating to this Agreement or the other Related Agreements or the transactions contemplated hereby or thereby, and in each case, will reimburse any such Person for all such amounts as they are incurred by such Person.

Section 6.4     Entire Agreement; Parties in Interest. This Agreement and each other Related Agreement constitutes the entire agreement, and supersedes all other prior agreements and understandings, both written and oral, among the Parties with respect to the subject matter hereof. This Agreement shall be binding upon and inure solely to the benefit of each Party and their respective successors, legal representatives and permitted assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement, except for the provisions of Section 6.5 and Section 6.15, which shall be enforceable by the beneficiaries contemplated thereby.

Section 6.5     No Recourse. Notwithstanding anything that may be expressed or implied in this Agreement and notwithstanding the fact that the Parties may be partnerships, limited liability companies, corporations or other entities, each Party covenants, agrees and acknowledges that no recourse under this Agreement or any documents or instruments delivered by any Person pursuant hereto shall be had against any Party’s or any of their respective Affiliates’ former, current or future direct or indirect equity holders, controlling Persons, stockholders, directors, officers, employees, agents, Affiliates, members, financing sources, managers, general or limited partners or assignees (each a “Related Party” and, collectively, the “Related Parties”), in each case other than (subject, for the avoidance of doubt, to the provisions of this Agreement) the Parties or any of their respective assignees under this Agreement, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any applicable law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any of the Related Parties, as such, for any obligation or liability of any Party under this Agreement or any documents or instruments delivered by any Person pursuant hereto for any claim based on, in respect of or by reason of such obligations or liabilities or their creation; provided, however, nothing in this Section 6.5 shall relieve or otherwise limit the liability of each of the Parties, as such, for any breach or violation of its obligations under such agreements, documents or instruments.

Section 6.6     Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

Section 6.7     Jurisdiction. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the of the Delaware Court of Chancery, or in the event (but only in the event) that the Delaware Court of Chancery does not have subject matter jurisdiction over such legal action or proceeding, the United States District Court for the District of Delaware, or in the event (but only in the event) that such United States District Court for the District of Delaware also does not have subject matter jurisdiction over such legal action or proceeding, any Delaware state court sitting in New Castle County, for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

Section 6.8     Waiver of Jury Trial. EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER RELATED AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

Section 6.9     Remedies.

(a)     Except as otherwise provided herein, all remedies available under this Agreement, at law or otherwise, shall be deemed cumulative and not alternative or exclusive of other remedies. The exercise by any Party of a particular remedy shall not preclude the exercise of any other remedy.

(b)     Each Party hereby acknowledges and agrees that the other Party would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached and that remedies at law would not be adequate to compensate such other Parties not in default or in breach. Accordingly, each Party agrees that the other Parties shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically the terms and provisions of this Agreement in addition to any other remedy to which they may be entitled, at law or in equity. The Parties waive any defense that a remedy at law is adequate and any requirement to post bond or provide similar security in connection with actions instituted for injunctive relief or specific performance of this Agreement.

Section 6.10     Notices.

(a)     Except as otherwise provided in this Agreement, any notice or other communication required or permitted to be delivered to any Party under this Agreement shall be in writing and delivered by (i) email or (ii) overnight delivery via a national courier service to the following email address or physical address, as applicable:

If to the Company:

GulfMark Offshore, Inc.
842 West Sam Houston Parkway North, Suite 400
Houston, TX 77024
Attention: Cindy M. Muller, Senior Vice President, General Counsel and Secretary

E-mail: cindy.muller@gulfmark.com

If to MFP:

c/o MFP Investors LLC
667 Madison Ave., 25th Floor
New York, NY 10065
Attention: Timothy E. Ladin, General Counsel
E-mail: tladin@mfpllc.com

with a copy (which shall not constitute notice) to:

Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, New York 10019
Attention: Jeffrey D. Marell, Esq. and Tracey A. Zaccone, Esq.
E-mail: jmarell@paulweiss.com and tzaccone@paulweiss.com

If to Franklin:

Christopher Chen

Franklin Mutual Advisers, LLC

One Franklin Parkway

San Mateo, California 94403

christopher.chen@franklintemleton.com

Tel: 650 312 3341

and

Keith Luh

Franklin Mutual Advisers, LLC

101 John F Kennedy Parkway

Short Hills, New Jersey 07078

keith.luh@franklintempleton.com

Tel: 973 912 2043

with a copy (which shall not constitute notice) to:

Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, New York 10019
Attention: Jeffrey D. Marell, Esq. and Tracey A. Zaccone, Esq.
E-mail: jmarell@paulweiss.com and tzaccone@paulweiss.com

(b)     Notice or other communication pursuant to Section 6.10(a) shall be deemed given or received (i) in the case of personal delivery or delivery by electronic mail, on the date of such delivery, (ii) in the case of dispatch by nationally recognized overnight courier, on the next Business Day following such dispatch and (iii) in the case of mailing, on the fifth Business Day after the posting thereof. Any Party may specify a different address, by written notice to the other Parties. The change of address shall be effective upon the other Parties’ receipt of the notice of the change of address.

Section 6.11     Amendments; Waivers. Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the Parties, or in the case of a waiver, by the Party against whom the waiver is to be effective. No knowledge, investigation or inquiry, or failure or delay by the Company or the Investors in exercising any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise of any other right hereunder. No waiver of any right or remedy hereunder shall be deemed to be a continuing waiver in the future or a waiver of any rights or remedies arising thereafter.

Section 6.12     Counterparts. This Agreement may be executed (including by facsimile transmission, “. pdf,” or other electronic transmission) in two or more counterparts, and by the different Parties in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement, and shall become effective when two or more counterparts have been signed by each of the Parties and delivered (including by facsimile transmission, “. pdf” or other electronic transmission) to the other Parties.

Section 6.13     Assignment. This Agreement shall be binding upon and shall inure to the benefit of the Parties and their respective permitted assigns and successors. Neither this Agreement nor any of the rights, interests or obligations set forth in, arising under or created by this Agreement may be assigned by any of the Parties without the prior written consent of the other Parties, except that each of the Investors may, without the consent of the Company, assign all or a portion of its rights, interests and funding obligation hereunder to one or more of their respective Affiliates, but only to Affiliates that are U.S. Citizens; provided that any such assignment shall not relieve any of the Investors of its funding obligation hereunder on the Closing Date. In the event of an assignment to such an Affiliate, such Affiliate shall become party to this Agreement by execution of a joinder hereto in form and substance reasonably acceptable to the Company. Any assignment or transfer in violation of this Section 6.13 shall be null and void.

Section 6.14     Severability. In the event that any provision of this Agreement, or the application thereof becomes or is declared by a court of competent jurisdiction to be illegal, void, invalid or unenforceable, the remainder of this Agreement shall continue in full force and effect and the application of such provision to other Persons or circumstances shall be interpreted so as reasonably to effect the intent of the Parties. The Parties further agree to replace such illegal, void, invalid or unenforceable provision of this Agreement with a legal, valid and enforceable provision that achieves, to the extent possible, the economic, business and other purposes of such illegal, void, invalid or unenforceable provision.

Section 6.15     Certain Acknowledgments. The Company acknowledges on its behalf and on behalf of its Subsidiaries that:

(a)     The Investors and their respective Affiliates may actively engage in commodities trading or trade the debt and equity securities (or related derivative securities) and financial instruments (including bank loans and other obligations) of the Company and may at any time hold long and short positions in such securities and financial instruments. The Investors or their respective Affiliates may also co-invest with, make direct investments in, funds or other investment vehicles managed by other parties, and such funds or other investment vehicles may trade or make investments in securities of the Company or engage in commodities trading with any thereof. Although the Investors and their respective Affiliates in the course of such other activities and relationships may acquire information about the Transactions or other Persons involved therein, the Investors and their respective Affiliates shall have no obligation to disclose such information, or the fact that the Investors and their respective Affiliates are in possession of such information, to the Company or its Subsidiaries or to use such information on the Company’s or any of its Subsidiaries’ behalf. Neither of the Investors nor any of their respective Affiliates shall have any obligation to use in connection with the transactions contemplated by this Agreement, or to furnish to the Company or any of its Subsidiaries or any of their respective Affiliates or equity holders, confidential information obtained by them from other Persons.

(b)     The Investors and their respective Affiliates are involved in a broad range of transactions and may have economic interests that conflict with those of the Company and its Subsidiaries. Each of the Investors is and shall act under this Agreement as an independent contractor. Nothing in this Agreement or otherwise shall be deemed to create an advisory, fiduciary or agency relationship or fiduciary or other implied duty of each Investor to the Company, any of its Subsidiaries or any Affiliate or any equity holder thereof. The transactions contemplated by this Agreement are arm’s-length commercial transactions between each of the Investors, on the one hand, and the Company, on the other hand. In connection with the Transactions and with the process leading to the Transactions, each of the Investors is acting solely as a principal and not as agent or fiduciary of the Company or any of its Subsidiaries or member of management, equity holders or creditors thereof or any other Person. The Investors have not assumed an advisory or fiduciary responsibility or any other obligation in favor of the Company or any of its Subsidiaries with respect to the Transactions or the process leading thereto. The Company has consulted its own legal tax, accounting, regulatory and financial advisors to the extent it has deemed appropriate. The Company is responsible for making its own independent judgment with respect to the Transactions and the process leading thereto. Without limiting the generality of the foregoing, to the fullest extent permitted by law, the Company waives (and shall cause each of its Subsidiaries to waive) any claims against each of the Investors and their respective Related Parties for breach of fiduciary duty, alleged breach of fiduciary duty, and any other claim related to or derivative of a claim for breach of fiduciary duty or alleged breach of fiduciary duty, in each case in connection with the purchase of the Preferred Securities hereunder, including aiding and abetting, conspiracy, and contribution, and none of the Investors or any of their respective Related Parties shall have any liability in respect of any such fiduciary duty or to any Person asserting a fiduciary duty claim on behalf of or in right of the Company or any of its Subsidiaries, including the Company’s respective equity holders, employees or creditors. Each Related Party is an intended third-party beneficiary of, and shall be entitled to enforce the covenants and agreements set forth in, this Section 6.15.

Section 6.16     USA PATRIOT Act Notice. Each of the Investors hereby notifies the Company that, pursuant to the requirements of the USA PATRIOT Act, it is required to obtain, verify and record information that identifies the Company and its Subsidiaries, which information includes the name and address of the Company and its Subsidiaries and other information that shall allow the Investors to identify the Company and its Subsidiaries in accordance with the USA PATRIOT Act.

Article VII

DEFINITIONS

Section 7.1     Defined Terms.

(a)     Capitalized terms used but not otherwise defined herein have the meanings specified or incorporated by reference in the Certificate of Designation.

(b)     The following words and phrases have the meanings specified in this Section 7.1:

“Affiliate” shall mean with respect to any Person, any other Person that, directly or indirectly, through one or more intermediaries, controls, is controlled or managed by, or is under common control with, such Person, and all funds and accounts managed by such Person. Notwithstanding the foregoing, (i) the Company, its Subsidiaries and its other Affiliates shall not be considered Affiliates of any of the Holders or any of such party’s Affiliates (other than the Company, its Subsidiaries and its other Affiliates), (ii) MFP and its Affiliates, on the one hand, shall not be considered an Affiliate of Franklin, on the other hand, (iii) Franklin and its Affiliates, on the one hand, shall not be considered an Affiliate of MFP and its Affiliates, on the other hand and (iv) in no event shall Franklin Resources, Inc., any of its subsidiaries, or any investment fund or account that is not managed by Franklin, be considered an Affiliate of Franklin. The term “Control” means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise. “Controlled” and “Controlling” have meanings correlative to the foregoing.

“Agreement” shall have the meaning assigned to such term in the preamble.

“Alternative Financing” means (i) the entry into any credit agreement, loan agreement or other agreement or facility or the sale of any assets, equity security or debt security, including, in each case, by way of merger, contribution or similar transaction in which the proceeds received by or available thereunder or otherwise made available to the Company or any of its subsidiaries, whether directly or indirectly, is at least $25,000,000 or (ii) the extension or renewal of, replacement of, or substitution for, or any financing the net proceeds of which are used to repay, redeem, repurchase, replace, refinance or refund, including by way of defeasance, any Indebtedness of the Company or any of its subsidiaries in an amount equal to or greater than $25,000,000; provided, however, that in no event shall the amendment or refinancing of the Company’s existing credit facility be deemed to be an Alternative Financing, except to the extent such amendment or refinancing materially increases the funds available to the Company from currently committed amounts under the Company’s existing credit facility.

“Break Fee” shall have the meaning assigned to such term in Section 6.2(b)(1).

“Business Day” means any day, other than a Saturday, Sunday or other day, on which banks in the City of New York are authorized or required by law or executive order to remain closed.

“Certificate of Designation” shall have the meaning assigned to such term in the recitals to this Agreement.

“Closing” shall have the meaning assigned to such term in Section 1.3(a).

“Closing Date” shall have the meaning assigned to such term in Section 1.3(a).

“Code” shall mean the Internal Revenue Code of 1986.

“Common Stock” shall mean shares of Class A Common Stock of the Company, par value $0.01 per share.

“Company” shall have the meaning assigned to such term in the preamble to this Agreement.

“Company Financial Statements” shall have the meaning assigned to such term in Section 2.7(b).

“Confidential Information” shall have the meaning assigned to such term in Section 5.7(a).

“Control” (including the terms “controlling”, “controlled by” or “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“DGCL” shall mean the General Corporation Law of the State of Delaware, as amended.

“Environment” shall mean ambient and indoor air, surface water and groundwater (including potable water, navigable water and wetlands), the land surface or subsurface strata, natural resources such as flora and fauna, the workplace or as otherwise defined in any Environmental Law.

“Environmental Laws” shall mean all applicable laws (including common law), rules, regulations, codes, ordinances, orders, binding agreements, decrees or judgments, promulgated or entered into by or with any Governmental Authority, relating in any way to the Environment, preservation or reclamation of natural resources, the generation, use, transport, management, Release or threatened Release of, or exposure to, any Hazardous Substance or to public or employee health and safety matters (to the extent relating to the Environment or Hazardous Substances).

“Equity Interests” means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any and all warrants, rights or options to purchase any of the foregoing, including convertible securities.

“Equity Rights Offering” means an equity rights offering for shares of Common Stock at the Offer Price that is offered to all holders of Common Stock.

“Evaluation Date” shall have the meaning assigned to such term in Section 2.9.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Fee Letter” shall mean that certain Fee Letter, dated as of June 3, 2016, by and among the Company, MFP Investors LLC and Franklin.

“Franklin” shall have the meaning assigned to such term in the preamble to this Agreement.

“GAAP” shall have the meaning assigned to such term in Section 2.7(b).

“Governmental Authority” shall mean any United States or non-United States federal, state or local government, or any agency, bureau, board, commission, department, tribunal or instrumentality thereof or any court, tribunal, or arbitral or judicial body.

“Hazardous Substances” means (A) petroleum and petroleum products, by-products or breakdown products, radioactive materials, asbestos-containing materials and polychlorinated biphenyls, and (B) any other chemical, material or substance defined or regulated as toxic or hazardous or as a pollutant, contaminant or waste under Environmental Laws.

“Indebtedness” of any Person shall mean, if and to the extent (other than with respect to clause (i) of this definition) the same would constitute indebtedness or a liability on a balance sheet prepared in accordance with accounting principles generally accepted in the United States of America, without duplication, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person under conditional sale or other title retention agreements relating to property or assets purchased by such Person, (d) all obligations of such Person issued or assumed as the deferred purchase price of property or services (other than such obligations accrued in the ordinary course), to the extent that the same would be required to be shown as a long term liability on a balance sheet prepared in accordance with GAAP, (e) all capitalized lease obligations of such Person, (f) the principal component of all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit, (g) the principal component of all obligations of such Person in respect of bankers’ acceptances and (h) all guarantees by such Person of Indebtedness described in clauses (a) through (g) above; provided that, in the case of the Company and its Subsidiaries, Indebtedness shall not include trade and other ordinary-course payables, accrued expenses, and intercompany liabilities arising in the ordinary course of business.

“Information” shall have the meaning assigned to such term in Section 2.19(a).

“Initial Investment Percentage” means, for any Investor that purchased Preferred Securities directly from the Company under this Agreement, the percentage obtained by dividing the number of Preferred Securities purchased by such Investor from the Company by the aggregate number of Preferred Securities issued by the Company as set forth in the Certificate of Designation. The Initial Investment Percentage for any Investor that did not purchase its Preferred Securities directly from the Company under this Agreement shall be equal to such Investor’s pro rata percentage (based on the number of Preferred Securities) of the Initial Investment Percentage of the Investor who originally purchased such Preferred Securities.

“Insolvency Event” shall mean: (a) any voluntary or involuntary liquidation, dissolution or winding up of the Company or any of its Subsidiaries, (b) an involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking (i) relief in respect of the Company or any of its Subsidiaries, or of a substantial part of the property or assets of the Company or any of its Subsidiaries, under Title 11 of the United States Code, as now constituted or hereafter amended, or any other federal, state or foreign bankruptcy, insolvency, receivership or similar law, (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Company or any of its Subsidiaries or for a substantial part of the property or assets of the Company or any of its Subsidiaries or (iii) the winding-up or liquidation of the Company or any of its Subsidiaries, and such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered or (c) the Company or any of its Subsidiaries shall (i) voluntarily commence any proceeding or file any petition seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended, or any other federal, state or foreign bankruptcy, insolvency, receivership or similar law, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or the filing of any petition described in clause (b) above, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Company or any of its Subsidiaries or for a substantial part of the property or assets of the Company or any of its Subsidiaries, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) become unable or admit in writing its inability or fail generally to pay its debts as they become due.

“Institutional Accredited Investor” shall mean an institution that is an “accredited investor” as defined in Rule 501(a)(1), (2), (3), (7) or (8) of Regulation D.

“Intellectual Property” shall have the meaning assigned to such term in each of the First Lien Credit Agreement as in effect on the Closing Date and the Second Lien Credit Agreement as in effect on the Closing Date.

“Investors’ Agreement” shall have the meaning assigned to such term in the recitals to this Agreement.

“Investors” shall have the meaning assigned to such term in the preamble to this Agreement.

“Knowledge” means, with respect to any statement made to a Person’s Knowledge, that such statement is based on the actual knowledge of the executive officers of such Person (as defined in Rule 405 under the Securities Act) having responsibility for the matter or matters that are the subject of the statement, after reasonable inquiry.

“Lien” shall mean, with respect to any asset, (a) any mortgage, deed of trust, lien, hypothecation, pledge, charge, security interest or similar monetary encumbrance in or on such asset and (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset; provided that in no event shall an operating lease or an agreement to sell be deemed to constitute a Lien.

“Loan Documents” means the Term Loan Documents and the Revolving Loan Documents.

“Maritime Guidelines” shall have the meaning assigned to such term in Section 2.11.

“Material Adverse Effect” means any change, effect, event, occurrence, state of facts or development that, individually or in the aggregate, has had, or would reasonably be expected to have, a material adverse effect on the results of operations, assets, business or financial condition of the Company and its Subsidiaries, taken as a whole, except that any of the following, either alone or in combination, shall not be deemed a Material Adverse Effect: (i) effects caused by changes or circumstances affecting the U.S. or global economy or capital markets in general or which are generally applicable to the industry in which the Company operates, provided that such effects are not borne disproportionately by the Company or any of its Subsidiaries; (ii) effects caused by changes in applicable law or GAAP, provided that such effects are not borne disproportionately by the Company or any of its Subsidiaries; (iii) effects caused by changes in the market price or trading volume of the Common Stock on any trading market (provided that the underlying causes of such changes (subject to the other provisions of this paragraph) shall not be excluded); (iv) effects caused by failure(s) by the Company to meet any operating projections or forecasts, or published revenue or earnings predictions (provided that the underlying causes of such failure(s) (subject to the other provisions of this paragraph) shall not be excluded); (v) effects caused by earthquakes, hostilities, acts of war, sabotage or terrorism or military actions or any escalation or material worsening of any such hostilities, acts of war, sabotage or terrorism or military actions existing as of the date hereof; (vi) effects resulting from or relating to the announcement or disclosure of the sale of the Preferred Securities or other transactions contemplated by this Agreement; and (vii) effects caused by any action or failure to take action, in each case, expressly consented to or requested by the Investors.

“Material Contract” means any contract, instrument or other agreement to which the Company or any Subsidiary is a party or by which it is bound which is material to the business of the Company and its Subsidiaries, taken as a whole, including those that have been filed or were required to have been filed as an exhibit to the SEC Filings (as defined below) pursuant to Item 601(b)(4) or Item 601(b)(10) of Regulation S-K.

“MFP” shall have the meaning assigned to such term in the preamble to this Agreement.

“Minimum Tender Condition” means that a minimum of $250,000,000 in aggregate principal amount of the Notes shall have been tendered in the Tender Offer.

“Minimum Condition Break Fee” shall have the meaning assigned to such term in Section 6.2(b)(1).

“NOK Facility” shall mean the NOK 600,000,000 Amended and Restated Multi-Currency Revolving Credit Facility Agreement between GulfMark Rederi AS, DNB Bank ASA and others dated October 23, 2014, as amended.

“Notes” shall mean the Company’s existing 6.375% Senior Notes due 2022.

“OFAC” shall have the meaning assigned to such term in Section 2.29(b).

“Offer Price” means $1.305, subject to adjustment as provided herein.

“Owned Vessels” shall have the meaning assigned to such term in Section 2.11.

“Parties” shall have the meaning assigned to such term in the preamble to this Agreement.

“Permits” shall have the meaning assigned to such term in Section 2.14(b).

“Person” shall mean any natural person, corporation, business trust, joint venture, association, company, partnership, limited liability company or government, individual or family trusts, or any agency or political subdivision thereof.

“Preferred Securities” shall have the meaning assigned to such term in the recitals to this Agreement.

“Projections” shall mean the projections of the Company and its Subsidiaries furnished to the Investors and any other projections and any forward-looking statements (including statements with respect to booked business) of such entities furnished to the Investors by or on behalf of the Company or any of its Subsidiaries prior to the Closing Date.

“Proposals” means the proposals to be submitted to the stockholders of the Company at the Stockholders Meeting, for the purpose of seeking approval of the stockholders of the Company for the (i) increase in the total number of authorized shares of Common Stock to 120,000,000 shares; (ii) issuance of all shares of Common Stock issuable upon the full conversion of the Series A Preferred Stock issued pursuant to this Agreement (other than such shares of Common Stock that are permitted to be issued pursuant to Section 6(a) of the Certificate of Designation) and any change of control that may be deemed to occur as a result of such issuance and sale pursuant to the applicable rules of the Principal Market; and (iii) a reverse stock split of the Company’s Common Stock.

“Principal Market” means The New York Stock Exchange or other national or regional securities exchange on which the Common Stock is then listed.

“Proxy Statement” shall have the meaning assigned to such term in Section 5.1(a).

“Purchase Price” shall have the meaning assigned to such term in Section 1.1.

“Qualified Institutional Buyer” shall mean any Person that is a “qualified institutional buyer” as such term is defined in Rule 144A.

“Recapitalization Support Agreement” shall mean that certain Recapitalization Support Agreement, dated as of September 27, 2016, by and among the Company and the Investors.

“Registration Rights Agreement” shall have the meaning assigned to such term in the recitals to this Agreement.

“Regulation D” shall have the meaning assigned to such term in the recitals to this Agreement.

“Regulation S” shall mean Regulation S promulgated under the Securities Act.

“Related Agreements” shall mean this Agreement, the schedules and exhibits attached hereto, the Certificate of Designation, the Investors’ Agreement and the Registration Rights Agreement.

“Related Parties” shall have the meaning assigned to such term in Section 6.5.

“Release” shall mean any spilling, leaking, seepage, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, disposing, depositing, emanating or migrating in, into, onto or through the Environment.

Revolver Support Agreement” shall mean shall mean that certain Recapitalization Support Agreement, dated as of October 27, 2016, by and among the Company and the Investors.

“Revolving Credit Agreement” shall have the meaning assigned to such term in Section 5.5.

“Revolving Facility” shall have the meaning assigned to such term in the Revolving Loan Documents as in effect on the Closing Date.

“Revolving Loan Documents” shall mean the Revolving Credit Agreement and the “Loan Documents” as such term is defined therein.

“Revolving Loans” shall have the meaning assigned to such term in the Revolving Loan Documents as in effect on the Closing Date.

“Rule 144” shall mean Rule 144 promulgated under the Securities Act.

“Rule 144A” shall mean Rule 144A promulgated under the Securities Act.

“Rule 502(c)” shall mean Rule 502(c) promulgated under the Securities Act.

“Sanctions” shall have the meaning assigned to such term in Section 2.29(b).

“Sanctions Laws” shall have the assigned to such term in Section 2.29(b).

“SEC” shall have the meaning assigned to such term in the recitals of this Agreement.

“SEC Filings” shall have the meaning assigned to such term in Section 2.7(a).

“Securities Act” shall have the meaning assigned to such term in the recitals of this Agreement.

“Stockholders Meeting” shall have the meaning assigned to such term in Section 5.2.

“Subsequent Stockholders Meeting” shall have the meaning assigned to such term in Section 5.2.

“Subsidiary” shall mean, with respect to any Person (in this definition referred to as the “parent”), any corporation, partnership, association or other business entity (a) of which securities or other ownership interests representing more than 50.0% of the equity or more than 50.0% of the ordinary voting power or more than 50.0% of the general partnership interests are, at the time any determination is being made, directly or indirectly, owned, Controlled or held, or (b) that is, at the time any determination is made, otherwise Controlled, by the parent or one or more Subsidiaries of the parent or by the parent and one or more Subsidiaries of the parent.

“Support Agreement” shall have the meaning assigned to such term in the recitals to this Agreement.

“Tax Return” shall mean any return, report or statement required to be filed with any Governmental Authority with respect to Taxes, including any schedules, attachments or amendments thereto.

“Taxes” shall mean any and all present or future taxes, duties, levies, imposts, assessments, deductions, withholdings or other similar charges imposed by any Governmental Authority, whether computed on a separate, consolidated, unitary, combined or other basis and any interest, fines, penalties or additions to tax with respect to the foregoing.

“Tender Offer” means a cash tender offer by the Company for not less than $250,000,000 and up to $300,000,000 aggregate principal amount of the Notes.

“Term Credit Agreement” shall have the meaning assigned to such term in Section 5.5.

“Term Loan Documents” shall mean the Term Credit Agreement and the “Loan Documents” as such term is defined therein.

“Term Loans” shall have the meaning assigned to such term in the Term Loan Documents as in effect on the Closing Date.

“Transactions” shall mean, collectively, the transactions to occur pursuant to the Transaction Documents, including (a) the execution, delivery and performance of the Loan Documents and the extensions of credit thereunder; (b) the execution and filing of the Certificate of Designation with the Secretary of State of the State of Delaware and the performance by the Company of its obligations thereunder and the execution, delivery and performance of each other Related Agreement, the payment of the Purchase Price and the purchase and sale of the Preferred Securities under this Agreement; (c) the Tender Offer; and (d) the payment of all fees and expenses to be paid and owing in connection with the foregoing.

“USA PATRIOT Act” shall mean the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Title III of Pub. L. No. 107 56 (signed into law October 26, 2001)).

“Vessel Owner” shall have the meaning assigned to such term in Section 2.11.

“Voting Agreement” shall have the meaning assigned to such term in the recitals to this Agreement.

Section 7.2     Construction. The Parties intend that each representation, warranty, covenant and agreement contained in this Agreement shall have independent significance. The headings are for convenience only and shall not be given effect in interpreting this Agreement. References to sections, articles, schedules or exhibits are to the sections, articles, schedules and exhibits contained in, referred to by or attached to this Agreement, unless otherwise specified. The words “hereof,” “herein” and “hereunder” and words of similar import, when used in this Agreement, refer to this Agreement as a whole and not to any particular provision of this Agreement. The words “include,” “includes” and “including” in this Agreement mean “include/includes/including without limitation.” All references to “$”, currency, monetary values and dollars set forth herein shall mean U.S. dollars. The use of the masculine, feminine or neuter gender or the singular or plural form of words shall not limit any provisions of this Agreement. References to a Person also include its permitted assigns and successors. The word “will” shall be construed to have the same meaning as the word “shall.” The words “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if.” With respect to the determination of any period of time, “from” shall mean “from and including.” The word “or” shall not be exclusive. Any reference to a statute refers to the statute, any amendments or successor legislation and all rules and regulations promulgated under or implementing the statute, as in effect at the relevant time. The word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if.” Whenever this Agreement refers to a number of days, such number shall refer to calendar days unless Business Days are specified. Whenever any action must be taken hereunder on or by a day that is not a Business Day, then such action may be validly taken on or by the next day that is a Business Day. Any reference herein to any law, contract, agreement or other instrument, including the governing documents of any Person, shall be construed as referring to such law, contract, agreement or instrument as amended or modified or, in the case of a law, codified or reenacted, in each case, in whole or in part, and as in effect from time to time. The Parties acknowledge and agree that (a) each Party and its counsel has reviewed, or has had the opportunity to review, the terms and provisions of this Agreement, (b) any rule of construction to the effect that any ambiguities are resolved against the drafting Party shall not be used to interpret this Agreement and (c) the provisions of this Agreement shall be construed fairly as to all Parties and not in favor of or against any Party, regardless of which Party was generally responsible for the preparation of this Agreement and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of such previous drafts of this Agreement or any other Transaction Document or the fact that any clauses have been added, deleted or otherwise modified from any prior drafts of this Agreement or any other Transaction Document.

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed and delivered as of the date first above written.

COMPANY:

GULFMARK OFFSHORE, INC.

By:	/s/ Quintin V. Kneen
Name: Quintin V. Kneen
Title: President and Chief Executive Officer

INVESTORS:

MFP PARTNERS, L.P.

By:	/s/ Timothy E. Ladin
Name: Timothy E. Ladin
Title: General Counsel and Vice President

FRANKLIN MUTUAL ADVISERS, LLC, On Behalf of Its Managed Entities

By:	/a/ Peter Langerman
Name: Peter Langerman
Title: President and CEO

Annex A

Convertible Preferred Securities and Investors

Investor	Shares	Share Purchase Price
MFP Partners, L.P.	35,000	$35,000,000
Franklin Mutual Series Funds - Franklin Mutual Quest Fund	3,153	3,153,000
Franklin Mutual Series Funds - Franklin Mutual Shares Fund	9,246	9,246,000
Franklin Templeton Variable Insurance Products Trust - Franklin Mutual Shares VIP Fund	2,601	2,601,000
TOTAL:	50,000	$50,000,000

Exhibit A

Certificate of Designation

See attached.

GULFMARK OFFSHORE, INC.

_______________

CERTIFICATE OF DESIGNATIONS
OF
Series A Convertible Preferred STOCK

(Pursuant to Section 151 of the General Corporation Law of the State of Delaware)

_______________

The undersigned, the Chief Executive Officer of GulfMark Offshore, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies that, pursuant to authority vested in the Board of Directors of the Corporation (the “Board”) by Article IV of the Amended and Restated Certificate of Incorporation of the Corporation (the “Certificate of Incorporation”), the following resolutions were adopted on                , 2016 by the Board:

WHEREAS, the Certificate of Incorporation authorizes the issuance of 2,000,000 shares of preferred stock, $0.01 par value per share (the “Preferred Stock”), from time to time in one or more series; and

WHEREAS, the Certificate of Incorporation authorizes the Board, by filing a certificate with the State of Delaware and within the limitations and restrictions stated in the Certificate of Incorporation, to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock and the number of shares constituting any such series and the designation thereof.

NOW THEREFORE, BE IT RESOLVED, that the Board, pursuant to authority expressly vested in it by the provisions of the Certificate of Incorporation, hereby authorizes the issuance of a series of Preferred Stock designated as the Series A Convertible Preferred Stock, par value $0.01 per share, of the Corporation and hereby fixes the designation, number of shares, powers, preferences, rights, qualifications, limitations and restrictions thereof (in addition to any provisions set forth in the Certificate of Incorporation which are applicable to the Preferred Stock of all classes and series) as follows:

Series A Convertible Preferred STOCK

1.         Designation, Amount and Par Value. The following series of Preferred Stock shall be designated as the Corporation’s Series A Convertible Preferred Stock (the “Series A Preferred Stock”), and the number of shares so designated shall be 100,000. Each share of Series A Preferred Stock shall have a par value of $0.01 per share. The number of shares of Series A Preferred Stock may be increased or decreased by resolution of the Board and the approval by the Required Holders voting as a separate class; provided that no decrease shall reduce the number of shares of any Series A Preferred Stock to a number less than the number of shares of such series then outstanding. The “Stated Value” for each share of Series A Preferred Stock equals $1,000.00 (as adjusted for stock dividends, stock splits, stock combinations or other similar events).

2.         Rank. The Series A Preferred Stock shall, with respect to payment of dividends, redemption payments and rights upon liquidation, dissolution or winding up of the affairs of the Corporation rank (a) senior and prior to all Junior Stock and (b) Parity in all respects with all Parity Stock.

3.         Certain Definitions. As used in this Certificate of Designations of Series A Convertible Preferred Stock (this “Certification of Designation”), the following terms shall have the respective meanings set forth below:

“Affiliate” has the meaning ascribed to such term in the Series A Investors’Agreement.

“Business Day” means any day, other than a Saturday, Sunday or other day, on which banks in the City of New York are authorized or required by law or executive order to remain closed.

“Class A Common Stock” means the class A common stock, par value $0.01 per share, of the Corporation, including the stock into which the Series A Preferred Stock is convertible, and any securities into which the Class A Common Stock may be reclassified.

“Class B Common Stock” means the class B common stock, par value $0.01 per share, of the Corporation, and any securities into which the Class B Common Stock may be reclassified.

“Common Stock” means the Class A Common Stock, the Class B Common Stock and any other series of common stock of the Corporation that is authorized by the Corporation in accordance with the Certificate of Incorporation following the date hereof.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise, and “Controlling” and “Controlled” shall have meanings correlative thereto.

“Conversion Amount” means, as of any date, the number of shares of Class A Common Stock determined by dividing the Stated Value of the number of shares of Series A Preferred Stock being so converted by the Conversion Price in effect on such date.

“Conversion Price” means $1.305, subject to adjustment as provided herein.

“Conversion Shares” means the shares of Class A Common Stock into which the Series A Preferred Stock is convertible.

“Convertible Securities” means any stock or securities (other than Options) directly or indirectly convertible into or exercisable or exchangeable for shares of Common Stock.

“Dividend Rate” means the rate of ten percent (10%) per annum; provided that in the event the Stockholder Approval is not obtained prior to the six (6) month anniversary of the Original Issue Date, the “Dividend Rate” shall be increased to the rate of fifteen percent (15%) per annum.

“Equity Rights Offering” has the meaning ascribed to such term in the Purchase Agreement.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

“Holder” or “Holders” means a holder or holders of Series A Preferred Stock.

“Indebtedness” of any Person means, if and to the extent (other than with respect to clause (a) of this definition) the same would constitute indebtedness or a liability on a balance sheet prepared in accordance with accounting principles generally accepted in the United States of America, without duplication, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person under conditional sale or other title retention agreements relating to property or assets purchased by such Person, (d) all obligations of such Person issued or assumed as the deferred purchase price of property or services (other than such obligations accrued in the ordinary course), to the extent that the same would be required to be shown as a long term liability on a balance sheet prepared in accordance with GAAP, (e) all capitalized lease obligations of such Person, (f) the principal component of all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit, (g) the principal component of all obligations of such Person in respect of bankers’ acceptances and (h) all guarantees by such Person of Indebtedness described in clauses (a) through (g) above; provided that, in the case of the Corporation and its Subsidiaries, Indebtedness shall not include trade and other ordinary-course payables, accrued expenses, and intercompany liabilities arising in the ordinary course of business.

“Initial Investment Percentage” means, for any Holder that purchased shares of Series A Preferred Stock directly from the Corporation, the percentage obtained by dividing the number of shares of Series A Preferred Stock purchased by such Holder from the Corporation by the aggregate number of shares of Series A Preferred Stock issued by the Corporation. The Initial Investment Percentage for any Holder that did not purchase its shares of Series A Preferred Stock directly from the Corporation shall be equal to such Holder’s pro rata percentage (based on the number of shares of Series A Preferred Stock) of the Initial Investment Percentage of the Holder who originally purchased such shares of Series A Preferred Stock.

“Insolvency Event” means: (a) any voluntary or involuntary liquidation, dissolution or winding up of the Corporation or any of its Subsidiaries, (b) an involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking (i) relief in respect of the Corporation or any of its Subsidiaries, or of a substantial part of the property or assets of the Corporation or any of its Subsidiaries, under Title 11 of the United States Code, as now constituted or hereafter amended, or any other federal, state or foreign bankruptcy, insolvency, receivership or similar law, (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Corporation or any of its Subsidiaries or for a substantial part of the property or assets of the Corporation or any of its Subsidiaries or (iii) the winding-up or liquidation of the Corporation or any of its Subsidiaries, and such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered or (c) the Corporation or any of its Subsidiaries shall (i) voluntarily commence any proceeding or file any petition seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended, or any other federal, state or foreign bankruptcy, insolvency, receivership or similar law, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or the filing of any petition described in clause (b) above, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Corporation or any of its Subsidiaries or for a substantial part of the property or assets of the Corporation or any of its Subsidiaries, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) become unable or admit in writing its inability or fail generally to pay its debts as they become due.

“Junior Stock” shall mean all classes of the Corporation’s common stock and each other class of capital stock or series of preferred stock established after the Original Issue Date, by the Board, the terms of which do not expressly provide that such class or series ranks on parity with the Preferred Stock as to dividend rights or rights upon the liquidation, winding-up or dissolution of the Corporation.

“Loan Documents” means the Term Loan Documents and the Revolving Loan Documents.

“Options” means any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities.

“Original Issue Date” means                     , 2016.

“Parity Stock” shall mean any class of capital stock or series of preferred stock established after the Original Issue Date by the Board, the terms of which expressly provide that such class or series will rank parity with the Preferred Stock as to dividend rights or rights upon the liquidation, winding-up or dissolution of the Corporation.

“Person” means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

“Preferred Dividend Start Date” means December 31, 2016.

“Principal Market” means The New York Stock Exchange or other national or regional securities exchange on which the Common Stock is then listed.

“Proposals” means the proposals to be submitted to the stockholders of the Corporation at the Stockholders Meeting, for the purpose of seeking approval of the stockholders of the Corporation for the (a) increase in the total number of authorized shares of Class A Common Stock to 120,000,000 shares, (b) issuance of all shares of Class A Common Stock issuable upon the full conversion of the Series A Preferred Stock issued pursuant to the Purchase Agreement (other than such shares of Class A Common Stock that are permitted to be issued pursuant to Section 6(b) of this Certificate of Designation) and any change of control that may be deemed to occur as a result of such issuance and sale pursuant to the applicable rules of the Principal Market and (c) at the sole option of the Company, a reverse stock split of the Company’s Class A Common Stock.

“Purchase Agreement” means that certain Securities Purchase Agreement, dated November 23, 2016, by and among the Corporation and each of the investors party thereto, as it may be amended, supplemented or otherwise modified from time to time.

“Recapitalization Event” means any transaction or series of related transactions (a) that constitutes the sale, conveyance, exchange, lease or other transfer of all or substantially all of the assets of the Corporation and its Subsidiaries, taken as a whole, (b) that constitutes any acquisition of the Corporation by means of a consolidation, stock exchange, stock sale, merger or other form of corporate reorganization of the Corporation with any other entity in which the Corporation’s stockholders prior to the consolidation or merger own less than a majority of the voting securities or economic interests of the surviving entity (or, if the surviving entity is a wholly-owned subsidiary of another corporation following such merger or consolidation, the parent corporation of such surviving entity), (c) that constitutes the sale or disposition (including by way of merger, consolidation or otherwise) of one or more Subsidiaries of the Corporation if substantially all of the assets of the Corporation and its Subsidiaries, taken as a whole, are held by such Subsidiary or Subsidiaries, except where such sale or disposition is to a wholly-owned Subsidiary of the Corporation or (d) following which the Corporation’s stockholders prior to such transaction or series of related transactions own less than a majority of the voting securities or economic interests of the Corporation or surviving entity (or, if the surviving entity is a wholly-owned Subsidiary of another corporation following such transaction or series of related transactions, the parent corporation of such surviving entity).

“Required Holders” means, as of any date, the holders of at least a majority of the Series A Preferred Stock outstanding as of such date.

“Restricted Payment” means (a) to declare or pay any dividend or make any other distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, with respect to any of the equity interests of the Corporation or any of its Subsidiaries or (b) directly or indirectly redeem, purchase, retire or otherwise acquire for value (or permit any Person to purchase or acquire) any of the equity interests of the Corporation other than Series A Preferred Stock (in accordance with the terms and conditions of this Certificate of Designation) or set aside any amount for any such purpose.

“Revolving Credit Agreement” shall mean the Credit Agreement dated as of ________, 2016.

“Revolving Loan Documents” shall mean the Revolving Credit Agreement and the “Loan Documents” as such term is defined therein.

“Series A Investors’ Agreement” means that certain Series A Investor Rights Agreement, dated                       , 2016, by and among the Corporation and each of the investors party thereto, as it may be amended, supplemented or otherwise modified from time to time.

“Stockholder Approval” means the approval of the items described in clauses (a) and (b) of the definition of Proposals by the stockholders of the Corporation at the Stockholders Meeting in accordance with applicable law, the Certificate of Incorporation, the bylaws of the Corporation and the applicable requirements of the Principal Market.

“Stockholders Meeting” means a meeting of the stockholders of the Corporation, for the purpose of voting on the Proposals, and to be held subject to and in accordance with the Certificate of Incorporation, Bylaws of the Corporation and Section 5.1 of the Purchase Agreement.

“Subsidiary” means, with respect to any Person (in this definition referred to as the “parent”), any corporation, partnership, association or other business entity (a) of which securities or other ownership interests representing more than 50.0% of the equity or more than 50.0% of the ordinary voting power or more than 50.0% of the general partnership interests are, at the time any determination is being made, directly or indirectly, owned, Controlled or held or (b) that is, at the time any determination is made, otherwise Controlled, by the parent or one or more Subsidiaries of the parent or by the parent and one or more Subsidiaries of the parent.

“Term Credit Agreement” shall mean the term loan Credit Agreement dated as of ______, 2016.

“Term Loan Documents” shall mean the Term Credit Agreement and the “Loan Documents” as such term is defined therein.

4.            Dividends.

(a)     A Holder shall be entitled to receive any dividend declared and paid to holders of shares of Common Stock (excluding dividends or distributions referred to in Section 7) as if such Holder’s shares of Series A Preferred Stock had been converted into Class A Common Stock pursuant to the calculation set forth in the first sentence of Section 6(a) (without taking into account the limitations on conversion set forth in clauses (i) and (ii) of the proviso thereof) upon the record date of such dividend.

(b)     In addition to any dividends paid pursuant to Section 4(a), from and after the Original Issue Date, each Holder, in preference and priority to the holders of all Junior Stock and parity with all other holders of Parity Stock, whether issued before, on or after the date hereof, shall be entitled to receive, out of assets legally available therefor and as declared by the Board or an authorized committee thereof, and the Corporation shall pay, on each whole share (or proportion thereof with respect to fractional shares) of Series A Preferred Stock at the Dividend Rate (to be calculated on the basis of actual days elapsed over a year of 365 days), multiplied by the sum of (i) the Stated Value and (ii) all accumulated and unpaid dividends accrued thereon from the date of issuance thereof (the “Series A Preferred Dividends”). The Series A Preferred Dividends shall be cumulative, shall accrue in arrears, whether or not declared and whether or not there are any assets of the Corporation legally available therefor, on a quarter by quarter basis from the Original Issue Date, and shall, if declared, be payable from the Preferred Dividend Start Date in kind in the form of Series A Preferred Stock quarterly in arrears on the last day of March, June, September and December in each year until such time as the Corporation pays all such amounts in full. To the extent not prohibited by law, the Corporation agrees that it shall, and shall cause the Board to, declare the Series A Preferred Dividends with respect to each quarter no later than fifteen (15) days following the last day of the applicable quarter.

(c)     From and after the time, if any, that the Corporation shall have failed to (i) pay any dividend contemplated by Section 4(b), (ii) redeem any shares of Series A Preferred Stock pursuant to Section 5.3 of the Purchase Agreement or (iii) redeem any shares of Series A Preferred Stock pursuant to Section 12 of this Certificate of Designation, no dividends shall be declared or paid or set apart for payment, or other distribution declared or made or set apart, upon any other securities of the Corporation or its Subsidiaries (other than to wholly-owned Subsidiaries of the Corporation), nor shall any other securities of the Corporation or its Subsidiaries be redeemed, purchased or otherwise acquired (other than a redemption, purchase or other acquisition of shares of Common Stock made for purposes of any employee or director incentive or benefit plans or arrangements of the Corporation) for any consideration by the Corporation, directly or indirectly (except for conversion into or payment of shares of Common Stock).

5.            Liquidation Preference.

(a)     Upon any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary (a “Liquidation”), after the satisfaction in full of the debts of the Corporation, the payment of any accrued but unpaid Series A Preferred Dividends and the payment of any liquidation preference owed to the holders of shares of capital stock of the Corporation ranking senior to the Common Stock and Series A Preferred Stock upon Liquidation, the holders of the outstanding shares of Series A Preferred Stock shall be entitled to a liquidation preference equal to the greater of (i) the Stated Value per share of Series A Preferred Stock and (ii) the payment such holders would have received had such shares of Series A Preferred Stock, immediately prior to such liquidation, dissolution or winding-up, been converted into shares of Class A Common Stock (in the manner described in the first sentence of Section 6(a) (without taking into account the limitations on conversion set forth in clauses (i) and (ii) of the proviso thereof)). For all purposes hereof, a Recapitalization Event shall be deemed a Liquidation within the meaning of this Section 5.

(b)     Upon any Liquidation, then, the Corporation shall give, by first class mail, postage prepaid, addressed to each Holder at the address of such Holder as shown on the books of the Corporation, (i) at least fifteen (15) days prior written notice of the date on which the books of the Corporation shall close or a record shall be taken for determining rights to vote in respect of such Liquidation and (ii) at least fifteen (15) days prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (ii) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such Liquidation.

6.            Approved Conversion.

(a)      Upon obtaining Stockholder Approval, the outstanding shares of Series A Preferred Stock shall automatically and without the need for any further action by any Person be converted into such number of fully paid and nonassessable whole shares of Class A Common Stock equal to the Conversion Amount (subject to the adjustment provided for by Section 7 below), without payment of any additional consideration by the Holder thereof; provided, that (i) if upon conversion of the Series A Preferred Stock, the Holders would own greater than 39.9% of the outstanding Class A Common Stock (on an as converted basis and subject to the adjustment provided for by Section 7 below) in the aggregate, then only the shares of Series A Preferred Stock that would equal 39.9% of the outstanding Class A Common Stock (on an as converted basis and subject to the adjustment provided for by Section 7 below) shall convert, it being agreed and understood that, with respect to each Holder, for so long as such Holder holds Series A Preferred Stock, the amount of shares of Class A Common Stock that such Holder will be entitled to receive upon any conversion of shares of Series A Preferred Stock in accordance with this Section 6(a) shall equal (x) the number of shares of Class A Common Stock that such Series A Preferred Stock will be converted into multiplied by (y) the percentage that is equal to such Holder’s Initial Investment Percentage and (ii) with respect to each Holder, an amount of shares of Series A Preferred Stock with an aggregate Stated Value equal to the product of $15,000,000 multiplied by such Holder’s Initial Investment Percentage (the “Equity Redemption Amount”) shall remain outstanding until the redemption contemplated in Section 5.3 of the Purchase Agreement (the “Equity Redemption”) is completed. Following the Equity Redemption, any remaining shares of Series A Preferred Stock shall automatically and without the need for any further action by any Person be converted into such number of fully paid and nonassessable whole shares of Class A Common Stock equal to the Conversion Amount (subject to the adjustment provided for by Section 7 below), without payment of any additional consideration by any Holder thereof. Notwithstanding any of the foregoing, in no event shall the Series A Preferred Stock be converted into Class A Common Stock if a “Change of Control” would occur under the Corporation’s Indenture, dated as of March 12, 2012 (the “Indenture”).

(b)     In the event Stockholder Approval is not obtained at the first Stockholders Meeting, a Holder may, at any time thereafter, in its sole discretion, upon delivery of written notice to the Corporation and without payment of any additional consideration, elect to convert one or more shares of Series A Preferred Stock into such number of fully paid and nonassessable whole shares of Class A Common Stock equal to the Conversion Amount (subject to the adjustment provided for by Section 7 below), subject to a maximum amount of shares of Class A Common Stock equal to the product of (i) 5,375,797 shares of Class A Common Stock (as adjusted for any splits, combinations, reclassifications or similar adjustments) multiplied by (ii) the percentage that is equal to such Holder’s Initial Investment Percentage, with respect to all conversions of Series A Preferred Stock by such Holder. Upon obtaining Stockholder Approval, the terms and conditions of Section 6(a) above shall apply with respect to the conversion of any outstanding shares of Series A Preferred Stock.

(c)     From and after the conversion of any share of Series A Preferred Stock hereunder, the Holders shall have the right to receive the shares of Class A Common Stock to which they are entitled upon surrender of the certificate or certificates representing the shares of Series A Preferred Stock so converted to the Corporation at its principal office (or such other office or agency as the Corporation may designate by notice in writing to the Holders). Upon the conversion of any share of Series A Preferred Stock (or redemption pursuant to Section 5.3 of the Purchase Agreement), without any action on the part of the Holder thereof and without payment of any additional consideration, the Corporation shall issue or cause to be issued concurrently with such conversion (or redemption) to such Holder, any accumulated and unpaid Series A Preferred Dividends on such Holder’s Series A Preferred Stock, such accumulated and unpaid Series A Preferred Dividends to be paid, at the election of the Holder, in the form of (i) cash, in immediately available funds or (ii) fully paid and nonassessable whole shares of Class A Common Stock in an amount equal to the Conversion Amount (subject to the adjustment provided for by Section 7 below).

(d)     The Corporation agrees to comply with the covenants and agreements set forth in Section 5.3 of the Purchase Agreement. In relation thereto, concurrent with the redemption of any shares of Series A Preferred Stock as contemplated thereby, without any action on the part of any Holder thereof and without payment of any additional consideration, the Corporation shall also pay to such Holders the amount of any accrued but unpaid Series A Preferred Dividends on the shares of Series A Preferred Stock so redeemed.

(e)     Within five (5) Business Days after the delivery and surrender by a Holder of certificates representing shares and/or fractional shares of Series A Preferred Stock converted hereunder (such date, the “Share Delivery Date”), the Corporation shall issue and deliver, or cause to be issued and delivered, to the Holder, registered in such name or names (with address(es) and tax identification number(s)) as such Holder may direct, a certificate or certificates for the number of whole shares of Class A Common Stock issuable upon the conversion of such shares of Series A Preferred Stock (or, as applicable, a credit to the Holder’s balance account with the Depository Trust Corporation for such number of shares of Class A Common Stock to which the Holder is entitled upon such conversion).

7.          Adjustment of Conversion Price and Number of Conversion Shares upon Subdivision or Combination of Common Stock. If the Corporation, at any time while Series A Preferred Stock is outstanding, subdivides (by any stock split, stock dividend, recapitalization, reorganization, scheme, arrangement or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision will be proportionately reduced and the number of Conversion Shares will be proportionately increased (e.g., a 2:1 Common Stock split shall result in a decrease in the Conversion Price by one-half (1/2) and a doubling of the number of Conversion Shares, taking into account all prior adjustments made thereto under this Section 7). If the Corporation at any time on or after the Original Issue Date combines (by any stock split, stock dividend, recapitalization, reorganization, scheme, arrangement or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination will be proportionately increased and the number of Conversion Shares will be proportionately decreased (e.g., a 1:2 Common Stock combination shall result in an increase in the Conversion Price by a multiple of 2 and a decrease of the number of Conversion Shares by one-half (1/2), taking into account all prior adjustments made thereto under this Section 7). Any adjustment under this Section 7 shall become effective at the close of business on the date the subdivision or combination becomes effective.

8.          Stock to be Reserved. The Corporation will at all times, before and after it has obtained the Stockholder Approval, reserve and keep available out of its authorized but unissued Class A Common Stock solely for the purpose of issuance upon the conversion of the Series A Preferred Stock as herein provided, such number of shares of Class A Common Stock as shall then be issuable upon the conversion of all outstanding shares and fractions of shares of Series A Preferred Stock. All shares of Class A Common Stock which shall be so issued shall be duly and validly issued and fully paid and nonassessable and free from all liens, duties and charges arising out of or by reason of the issue thereof (including, without limitation, in respect of taxes) and, without limiting the generality of the foregoing, the Corporation covenants that it will from time to time take all such action as may be requisite to assure that the par value per share of the Class A Common Stock is at all times equal to or less than the effective Conversion Price. The Corporation will not take any action which results in any adjustment of the Conversion Price if after such action the total number of shares of Class A Common Stock issued and outstanding and thereafter issuable upon exercise of all Options and conversion of Convertible Securities, including upon conversion of the Series A Preferred Stock, would exceed the total number of shares of Class A Common Stock then authorized by the Corporation’s Certificate of Incorporation.

9.          Effect of Reacquisition of Shares Upon Redemption, Repurchase, Conversion or Otherwise. Shares of Series A Preferred Stock that have been issued and reacquired in any manner, whether by redemption, repurchase or otherwise or upon any conversion of shares of Series A Preferred Stock to Class A Common Stock, shall thereupon be retired and shall have the status of authorized and unissued shares of Preferred Stock undesignated as to series, and may be redesignated as any series of Preferred Stock and reissued.

10.         Closing of Books. The Corporation will at no time close its transfer books against the transfer of any Series A Preferred Stock or of any shares of Class A Common Stock issued or issuable upon the conversion of any shares of Series A Preferred Stock in any manner which interferes with the timely conversion of such Series A Preferred Stock; provided, however, nothing herein shall be construed to prevent the Corporation from setting record dates for the holders of its securities.

11.          Voting Rights.

(a)     Except as required by law and as set forth below, prior to Stockholder Approval, the Holders shall not be entitled, in respect of their holdings of Series A Preferred Stock, to vote at any meeting of the stockholders of the Corporation for the election of directors to the Board or for any other purpose, to otherwise participate in any action taken by the Corporation or the stockholders thereof.

(b)     The Holders (i) shall be entitled to vote with the holders of shares of Common Stock on all matters submitted for a vote of the holders of shares of Common Stock (voting together with the holders of shares of Common Stock as one class) and (ii) shall be entitled to a number of votes equal to the number of votes to which the shares of Class A Common Stock issuable upon the conversion of such shares of Series A Preferred Stock (in the manner described in the first sentence of Section 6(a) (without taking into account the limitations on conversion set forth in clause (ii) of the proviso thereof) would have been entitled if such shares of Class A Common Stock had been outstanding at the time of the applicable vote and related record date; provided, however, that (a) in no event shall the voting rights of the Holders exceed 39.9% of the outstanding Class A Common Stock (on an as converted basis and subject to the adjustment provided for by Section 7) in the aggregate, it being agreed and understood that if the aggregate voting rights of the Holders would exceed 39.9% of the outstanding Class A Common Stock (on an as converted basis and subject to the adjustment provided for by Section 7), the voting rights of each Holder shall equal the voting rights such Holder would have had if such Holder held such number of shares of Class A Common Stock equal to the product of (x) the number of shares of Class A Common Stock (subject to the adjustment provided for by Section 7 below) equal to 39.9% of the shares of Class A Common Stock outstanding on the applicable date of any vote thereof multiplied by (y) the percentage that is equal to such Holder’s Initial Investment Percentage and (b) prior to obtaining Stockholder Approval, the voting rights of a Holder shall not exceed the voting rights such Holder would have had if such Holder held such number of shares of Class A Common Stock equal to the product of (x) 5,375,797 shares of Class A Common Stock (subject to the adjustment provided for by Section 7) multiplied by (y) the percentage that is equal to such Holder’s Initial Investment Percentage. Notwithstanding the foregoing, the Holders shall not be entitled to vote on the Proposals at the Stockholders Meeting.

(c)     So long as any Series A Preferred Stock remains outstanding, the Corporation will not, and shall cause its Subsidiaries not to (either directly or indirectly, including by merger, consolidation, operation of law or otherwise),without the prior written consent of the Required Holders:

(i)     authorize or create, or increase the authorized or issued amount of, any class or series of stock ranking senior to or on parity with the Series A Preferred Stock (including, without limitation, any Parity Stock) with respect to the payment of dividends, redemption payments and rights upon liquidation, dissolution or winding-up, or reclassify any authorized shares of the Corporation into such shares, or create, authorize or issue any obligation or security convertible into or evidencing the right to purchase any such shares;

(ii)     amend, alter or repeal the provisions of the Certificate of Incorporation, whether by merger, consolidation or otherwise, so as to adversely affect any right, preference, privilege or power of, or restriction provided for the benefit of, the Series A Preferred Stock;

(iii)     make any Restricted Payment;

(iv)     except in connection with the Equity Rights Offering, issue any new, reclassify any existing equity interests into, or issue to any Person (other than a wholly-owned Subsidiary of the Corporation) any equity interests (including, without limitation, any Preferred Stock) or Indebtedness or debt securities, in each case convertible into, equity interests of the Corporation or any Subsidiary of the Corporation;

(v)     make any election, alter its legal structure or enter into any transaction, agreement or arrangement or take any other action, that would reasonably be expected to result in the Series A Preferred Stock being treated other than as preferred equity in an entity taxable as a corporation for U.S. federal, state and local income tax purposes (it being understood and agreed that any transaction, agreement or arrangement or action taken or entered into in the ordinary course of business of the Corporation and its Subsidiaries would not reasonably be expected to result in the Series A Preferred Stock being treated other than as preferred equity in an entity taxable as a corporation for U.S. federal, state and local income tax purposes);

(vi)     change the Principal Market from the New York Stock Exchange to any other securities exchange;

(vii)     effect, permit the effectiveness of, approve or fail to contest any Insolvency Event;

(viii)     amend, modify or otherwise supplement, or waive any right under, the Indenture; or

(ix)      enter into any agreement to do or consent to any of the foregoing.

(d)     Until such time as Stockholder Approval is obtained, the Corporation will not, and shall cause its Subsidiaries not to (either directly or indirectly, including by merger, consolidation, operation of law or otherwise), without the prior written consent of the Required Holders:

(i)     settle or consent to any settlement, judgment or award in any litigation, arbitration or other proceeding if such settlement, judgment or award involves a guilty plea or any other acknowledgement of criminal wrongdoing that would reasonably be expected to result in an aggregate uninsured liability of $5,000,000;

(ii)     engage at any time in any material respect in any business or business activity materially different from any business or business activity conducted by any of them on the Original Issue Date;

(iii)     (A) incur, directly or indirectly, any Indebtedness or any other obligation or liability whatsoever other than (x) the obligations under the Certificate of Incorporation (including this Certificate of Designation), the Series A Investors’Agreement and the Purchase Agreement and (y) any Indebtedness, obligation or liability, in each case, as permitted under the terms of the Revolving Loan Documents and Term Loan Documents or (B) create or suffer to exist any lien or other encumbrance upon any property or assets of the Corporation now owned or hereafter acquired, leased or licensed by it except for de minimis amounts related to maintaining its corporate existence and general overhead and corporate housekeeping matters; or

(iv)     enter into any agreement to do or consent to any of the foregoing.

(e)     The Holders shall be entitled to notice of, and to thereafter attend, all meetings of the stockholders of the Corporation in accordance with, this Certificate of Designation and the Certificate of Incorporation and Bylaws of the Corporation.

12.        Redemption. From and after November 1, 2020, each Holder may, in its sole discretion, by providing written notice thereof (a “Redemption Notice”) to the Corporation, require the Corporation to redeem, in whole or in part, without payment of any additional consideration by any Holder thereof, any shares of Series A Preferred Stock that remain outstanding. Such redemption shall be at a price equal to (i) the greater of (x) the Stated Value per share of Series A Preferred Stock and (y) the value of the number of shares of Class A Common Stock that would be issued to such Holder if such shares of Series A Preferred Stock had been converted immediately prior to such redemption by the Company (in the manner described in this Certificate of Designation), with the value of such shares of Series A Common Stock being determined by the volume weighted average of the last sales price for such shares on the thirty trading days ending the day prior to the date the Redemption Notice was delivered plus (ii) the payment of any accrued but unpaid Series A Preferred Dividends. The aggregate redemption price shall be due and payable, and paid in cash in immediately available funds to the applicable Holders within five (5) Business Days of the delivery of any Redemption Notice.

13.        No Preemptive Rights. No Holder shall have any preemptive rights to subscribe to any issue of the same or other capital stock of the Corporation, except as set forth in the Series A Investors’ Agreement.

14.       No Waiver. Except as otherwise modified or provided for herein, the Holders shall be entitled to, and shall not be deemed to have waived, any applicable rights granted to holders of a corporation’s preferred stock under the General Corporation Law of the State of Delaware.

15.       No Impairment. The Corporation will not, through any reorganization, transfer of assets, consolidation, merger scheme or arrangement, dissolution, issuance or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation but will at all times in good faith assist in the carrying out of all the provisions herein and in the taking of all such actions as may be necessary or appropriate in order to protect the conversion rights granted hereunder of the Holders against impairment.

16.       Amendment; Waiver. Any term of the Series A Preferred Stock may be amended or waived (including the adjustment provisions included in Section 7 hereof) upon the written consent of the Corporation and the Required Holders.

17.       Action by Holders. Any action or consent to be taken or given by the holders of the Series A Preferred Stock may be given either at a meeting of the Holders called and held for such purpose or by written consent.

18.       Fractional Shares. Series A Preferred Stock may be issued in fractions of a share that shall entitle each Holder, in proportion to such Holder’s fractional shares, to receive dividends and to have the benefit of all other rights of Holders. Any reference herein to shares of Series A Preferred Stock shall be deemed to refer to a share or fraction of a share, as the case may be.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Designations of Series A Convertible Preferred Stock this                          , 2016.

GULFMARK OFFSHORE, INC.

By:
Name:
Title:

[SIGNATURE PAGE TO GULFMARK OFFSHORE, INC. CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS]

Exhibit B

Support Agreement

See attached.

GulfMark Offshore, Inc.
842 West Sam Houston Parkway North, Suite 400
Houston, TX 77024

November 23, 2016

Re:	Support Agreement (this “Agreement”) regarding the tender of GulfMark Offshore, Inc.’s (the “Company”) 6.375% Senior Notes due 2022 (the “Notes”) for cash

Ladies and Gentlemen:

The Company is hereby contemplating (a) a tender offer for up to $300 million aggregate principal amount of the Notes at a tender price of $480 per $1,000 of principal with an early tender fee of $20 per $1,000 of principal and subject to a minimum condition of $250 million (such condition, the “Minimum Condition”, and such tender offer, the “Tender Offer”) and (b) an equity rights offering for the Company’s Class A Common Stock (“Common Stock”) that is to be offered to all holders of shares of Common Stock at the Offer Price (as defined in the Securities Purchase Agreement) (the “Rights Offering”).

By execution and delivery of this Agreement, we hereby agree as follows:

1.     Participation in the Tender Offer. The holder named on the signature pages hereto (the “Holder”) hereby agrees to tender, and will cause its affiliates to tender, pursuant to, and in accordance with the terms and conditions of, the definitive documents regarding the Tender Offer, and not withdraw, modify, condition, amend or revoke such tender unless the conditions set forth in the definitive documents regarding the Tender Offer are not satisfied or this Agreement is validly terminated pursuant to Section 10 hereof, one-hundred percent (100%) of the Notes held by the Holder and its affiliates (the “Holder’s Notes”) in the Tender Offer as soon as practicable following the commencement of the Tender Offer but no later than 5:00 p.m. New York City time on the eighteenth business day (as defined in Rule 14d-1 under the Securities Exchange Act of 1934, as amended) following the commencement of the Tender Offer.

2.     Tender Offer Conditions. The Holder’s obligations under Section 1 of this Agreement and the Company’s acceptance of any Notes tendered by the Holder (or an affiliate) shall be subject to consummation of the Tender Offer upon the terms and subject to the satisfaction of the conditions set forth in the definitive documents regarding the Tender Offer (unless, with respect to only the Minimum Condition, waived by each Investor). The Holder, on behalf of itself and its affiliates, acknowledges that the Company’s acceptance of any Notes tendered will, among other things, be subject to the consummation of the transactions contemplated under the (a) Securities Purchase Agreement and (b) the Term Loan Documents (as defined in the Securities Purchase Agreement).

3.     Participation in the Rights Offering. Upon the terms and subject to the conditions set forth in the definitive documents regarding the Rights Offering, in consideration of the promises and mutual covenants and agreements herein contained, the Holder hereby agrees to fully subscribe, and will cause its affiliates to fully subscribe, for an amount of shares of Common Stock that is equal to its and their respective initial pro rata allocation of shares of Common Stock available for purchase in the Rights Offering (the “Initial Allocation”), unless the conditions set forth in the definitive documents regarding the Rights Offering are not satisfied or this Agreement is validly terminated pursuant to Section 10 hereof. The Holder hereby agrees that it shall not, and shall cause its affiliates not to, purchase or commit to purchase any shares of Common Stock in the Rights Offering in excess of the Initial Allocation (including through the exercise of any right to acquire additional shares in the event other participants in the Rights Offering do not fully subscribe to purchase their initial pro rata allocation of shares of Common Stock).

4.     Representations and Warranties of the Company. The Company represents and warrants to the Holder as follows:

(a)     The Company has the legal capacity and all requisite power and authority to enter into this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby.

(b)     This Agreement has been duly executed and delivered by the Company. This Agreement is the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally, and is in full force and effect. The Company is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized, and the execution and delivery by the Company of this Agreement and the performance of its obligations hereunder and compliance with the terms hereof have been duly authorized by all necessary action on the part of the Company and its board of directors.

(c)     The execution, delivery and performance of this Agreement by the Company does not, and the consummation of the transactions contemplated hereby and compliance with the terms hereof, will not conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of, or result in, termination, amendment, cancelation or acceleration of any obligation or to loss of a material benefit under, or to increased, additional, accelerated or guaranteed rights or entitlements of any Person under, or result in the creation of any Encumbrance upon any of the assets or properties of the Company under, (i) any provision of any Contract to which the Company is a party or by which its assets and properties are bound; (ii) any organizational document of the Company; or (iii) any order or any law, rule or regulation applicable to the Company or its assets or properties, except, in the case of clauses (i) and (iii) above, for any such conflict, breach, violation, default, lien, charge or encumbrance that would not, individually or in the aggregate, have a material adverse effect. No consent of, or registration, declaration or filing with, any governmental entity or other Person is required to be obtained or made by or with respect to the Company in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby.

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5.     Representations and Warranties of the Holder; Acknowledgements and Undertakings of the Holder. The Holder, on behalf of itself and its affiliates, represents and warrants to the Company as follows:

(a)     The Holder has the legal capacity and all requisite power and authority to enter into this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby.

(b)     This Agreement has been duly executed and delivered by the Holder. This Agreement is the legal, valid and binding obligation of the Holder, enforceable against the Holder in accordance with its terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally, and is in full force and effect. The Holder is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized, and the execution and delivery by the Holder of this Agreement and the performance of its obligations hereunder and compliance with the terms hereof have been duly authorized by all necessary action on the part of the Holder and its board of directors or similar governing body.

(c)     The Holder, through its affiliates, beneficially owns the aggregate principal amount of the Notes set forth on its signature page below, which represent all the Notes held by the Holder and its affiliates and which are owned free and clear of any pledge, security interest, claim, lien or other encumbrance of any kind (except for any such encumbrance that may be imposed pursuant to this Agreement and any applicable restrictions on transfer under the Securities Act of 1933, as amended (the “Securities Act”) or any state securities laws) and the Holder is an institutional “accredited investor” (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act) and in accordance with Regulation D.

(d)     The Holder, through its affiliates, beneficially owns the number of shares of Common Stock set forth on its signature page below, which represent all the shares of Common Stock directly or indirectly held by the Holder and its affiliates (except for an additional 20,000 shares of Common Stock held by William Martin, an affiliate of the Holder).

(e)     The Holder acknowledges that it has had the opportunity to obtain and review information reasonably requested by the Holder from the Company prior to executing this Agreement or entering into the transactions contemplated hereby. The Holder understands that in the event the Company agrees to disclose additional information to the Holder or to meet with the Holder, the Company may require that the Holder enter into one or more confidentiality agreements in a form that is reasonably acceptable to the Holder.

(f)     The Holder is a sophisticated investor with knowledge and experience in business and financial matters, is accustomed to participating in transactions such as the Tender Offer and the Rights Offering, and is able to negotiate the transactions contemplated by this Agreement and to evaluate its merits and risks.

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(g)     The Holder has conducted its own independent evaluation, made its own analysis and consulted with advisors as it has deemed necessary, prudent or advisable in order for the Holder to make its own determination and decision to enter into the transactions contemplated by this Agreement and to execute and deliver this Agreement. The Holder has adequate information to evaluate the transactions contemplated by this Agreement and has had the opportunity to discuss such information with its advisors. In entering into the transactions contemplated by this Agreement, the Holder is relying entirely upon such independent evaluation and analysis and consultation with its advisors and has not relied upon any oral or written representations and warranties of any kind or nature by any of the Company or its affiliates, including controlling persons (collectively, the “Company Parties”) or anyone affiliated with the Company Parties, except for the information contained in the Term Sheet, the Tender Offer, the Rights Offering or as specifically set forth in this Agreement. None of the Company Parties nor anyone affiliated with the Company Parties has made any representations or warranties, express or implied, regarding the Company or any aspect of the transactions contemplated by this Agreement, except for the information contained in the Term Sheet, the Tender Offer, the Rights Offering or as specifically, and not by implication, set forth in this Agreement, and the Holder is not relying on any representation or warranty not contained in the Term Sheet, this Agreement, the Tender Offer or the Rights Offering.

(h)     The execution, delivery and performance of this Agreement by the Holder does not, and the consummation of the transactions contemplated hereby and compliance with the terms hereof, will not conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of, or result in, termination, amendment, cancelation or acceleration of any obligation or to loss of a material benefit under, or to increased, additional, accelerated or guaranteed rights or entitlements of any Person under, or result in the creation of any Encumbrance upon any of the assets or properties of the Holder or its affiliates under, (i) any provision of any Contract to which the Holder or its affiliates is a party or by which its or their assets and properties are bound; (ii) any organizational document of the Holder or its affiliates; or (iii) any order or any law, rule or regulation applicable to the Holder or its affiliates or their respective assets or properties, except, in the case of clauses (i) and (iii) above, for any such conflict, breach, violation, default, lien, charge or encumbrance that would not, individually or in the aggregate, have a material adverse effect. No consent of, or registration, declaration or filing with, any governmental entity or other Person is required to be obtained or made by or with respect to the Holder or its affiliates in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby; provided, however, that following the execution, delivery and performance of this Agreement, the Holder and its affiliates will be required to amend their Schedule 13D with respect to their beneficial ownership of securities of the Company currently on file with the Securities and Exchange Commission to, among other things, describe the transactions contemplated hereby, include a copy of this Agreement as an exhibit thereto and update their beneficial ownership of securities of the Company resulting from the transactions contemplated hereby.

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6.     Covenants.

(a)     Prior to the valid termination of this Agreement in accordance with Section 10 below (the date of such valid termination, the “Termination Date”), the Holder will not, and will cause its affiliates not to, withdraw, modify, condition, amend or revoke any tender contemplated by this Agreement.

(b)     Prior to the Termination Date and subject to the terms and conditions of this Agreement, the Holder agrees not to, and will cause its affiliates not to, (i) take, or cause to be taken, directly or indirectly, any action inconsistent with the consummation of, or any action opposing, the Tender Offer or the Rights Offering, (ii) enter into any agreement, arrangement or understanding with any Person, or take any other action, that violates or conflicts with or would reasonably be expected to violate or conflict with, or result in or give rise to a violation of or conflict with, the Holder’s representations, warranties, covenants and obligations under this Agreement, or (iii) take any action that could restrict or otherwise affect the Holder’s legal power, authority and right to comply with and perform its covenants and obligations under this Agreement.

(c)     Prior to the Termination Date, the Holder agrees that, without the Company’s prior written consent, it will not, and will cause its affiliates not to, Transfer (i) any of the Holder’s Notes or any interest therein, in whole or in part, unless the transferee of such Notes agrees in writing (the form and substance of which shall be approved by the Company and each Investor) to be bound by the terms and conditions of this Agreement and (ii) any of the Holder’s or its affiliates’ rights in connection with the Rights Offering, in whole or in part.

(d)     The Company and the Holder agree that the Company shall not, without the prior written consent of the Holder, disclose the name of the Holder or amount of the Holder’s Notes held by the Holder (or its affiliates) or that the Holder has entered into this Agreement in any public manner, including in the Tender Offer and Rights Offering or any related press release; provided, however, that (i) the Company may disclose such name or amount to the extent that it is required to do so by the Securities and Exchange Commission, the NYSE or The Financial Industry Regulatory Authority or pursuant to any other law, rule or regulation and (ii) the Company may disclose the aggregate percentage or aggregate principal amount of Notes held by holders who have signed support agreements with the Company agreeing to tender their Notes in the Tender Offer (without naming such holders); provided, further, however, that the Company may disclose such name or amount if such information is or becomes generally available to the public other than as a result of a breach of this Agreement by the Company.

(e)     The Company agrees to commence the Tender Offer as soon as practicable and to provide the Holder with the offering documents governing the Tender Offer and such other documents relating thereto as the Holder may reasonably request in advance of the commencement.

(f)           For three years following the date hereof, William Martin shall have the right to remain a member of the Company’s board of directors; provided, however, that this right shall terminate in the event that the Holder and its affiliates cease to beneficially own in the aggregate ten percent (10%) or more of the issued and outstanding shares of Common Stock.  In the event that a vacancy is created at any time as a result of death, disability, retirement, or resignation of William Martin, the Holder shall have the right to designate and appoint another Person to be a member of the Company’s board of directors by providing written notice thereof to the Company.

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7.     Non-Solicit. The Holder hereby covenants and agrees that it will not, and will not authorize, permit or cause its affiliates and its and their respective officers, directors, employees, partners, members, controlling persons, agents, advisors and other representatives (“Representatives”) to, directly or indirectly, take any action to solicit, encourage, facilitate, initiate or engage in discussions or negotiations with, or provide any information to or enter into any agreement with any Person or facilitate, any inquiries or submission of proposals or offers from any Person (other than each Investor and its respective affiliates) concerning any Acquisition Transaction, or resolve, agree or propose to take any such action. The Holder shall, and shall, if applicable, cause each of its Representatives to cease and cause to be terminated any existing activities, discussions or negotiations by the Holder, any affiliate of the Holder or any Representative of the Holder or its affiliates with any Person (other than each Investor and its affiliates) conducted heretofore with respect to any Acquisition Transaction. The Holder shall promptly (but in no case later than 24 hours after receipt) advise each Investor, orally and in writing, of any inquiry, proposal or offer regarding an Acquisition Transaction and the price and other terms and conditions of any such inquiry, proposal or offer and the identity of the Person making any such inquiry, proposal or offer, and shall provide each Investor copies of all documents provided to them or their Representatives in connection therewith.

8.     Counterparts. This Agreement may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or portable document format (PDF) shall be effective as delivery of a manually executed counterpart of this Agreement.

9.     Choice of Laws; Forum. The validity of this Agreement, the construction, interpretation, and enforcement hereof, and the rights of the parties hereto with respect to all matters arising hereunder or related hereto shall be determined under, governed by, and construed and enforced in accordance with the internal laws of the State of New York without regard to conflicts of laws principles (but including and giving effect to Sections 5-1401 and 5-1402 of the New York General Obligations Law). The parties hereby irrevocably and unconditionally consent to the sole and exclusive jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for any action, suit or proceeding arising out of or relating to this Agreement and the transactions contemplated hereby, and the parties hereby agree not to commence any action, suit or proceeding related thereto except in such courts. The parties further hereby irrevocably and unconditionally waive any objection to the laying of venue of any action, suit or proceeding arising out of or relating to this Agreement and the transactions contemplated hereby in such courts and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

10.     Termination of Agreement. Unless otherwise agreed to in writing by the Company, each Investor and the Holder, the rights and obligations of the Company and the Holder under this Agreement shall terminate on the earliest to occur of:

(a)     November 24, 2016, if the Tender Offer shall not have been commenced by such date;

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(b)     forty five days after the commencement of the Tender Offer if the conditions set forth in the definitive documents regarding the Tender Offer are not satisfied by such date (or, with respect to the Minimum Condition, waived by each Investor), unless the Tender Offer has been extended by the Company, in which case the forty-five day period shall be extended to allow for the consummation of the Tender Offer within such extended period of time; and

(c)     the Company shall have provided written notice to the Holder that it has determined not to proceed with, or has determined to terminate, the Tender Offer, or to modify the terms of, the definitive documents regarding the Tender Offer that are attached hereto in a way that will materially adversely affect the Holder in a manner that is disproportionate to other holders of Notes participating in the Tender Offer without the Holder’s prior written consent, it being agreed and understood by the Holder that any amendment, extension or other modification to the expiration deadline shall not be deemed to materially adversely affect the Holder, nor shall the waiver of the Minimum Condition by each Investor.

11.     The Company’s Right of Assignment. The parties hereto agree that neither this Agreement nor any of the rights or obligations of any party under this Agreement shall be assigned, in whole or in part (by operation of law or otherwise), by the Holder without the prior written consent of the Company and each Investor. The parties hereto agree that the Company may assign or otherwise transfer its rights or obligations under this Agreement to a direct parent entity or wholly-owned subsidiary of the Company with the prior written consent of each Investor. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns. Nothing in this Agreement, express or implied, is intended to confer on any Person other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except the provisions of this Agreement shall be for the benefit of, and directly enforceable by, each Investor.

12.     Entire Agreement. This Agreement constitutes the entire agreement of the parties with respect to the subject matter of this Agreement, and supersedes all other prior negotiations, agreements and understandings, whether written or oral, among the parties with respect to the subject matter of this Agreement; provided, however, that any confidentiality agreement executed by any party hereto shall survive this Agreement and shall continue in full force and effect irrespective of the terms hereof.

13.     Specific Performance. Each party agrees that irreparable damage may occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties and, in accordance with Section 12, each Investor, shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity.

14.     Amendment; Waiver.    This Agreement may not be amended except by an instrument in writing signed by the Company, the Investors and the Holder. Each party hereto may waive any right of such party hereunder by an instrument in writing signed by such party and delivered to the other parties hereto; provided that the Company may not waive any rights hereunder without the prior written consent of each Investor.

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15.     Certain Definitions; Interpretation.

(a)     The following capitalized terms, as used in this Agreement, shall have the meanings set forth below:

(i)     “Acquisition Transaction” means any contract, proposal, indication of interest or offer from any Person or group of Persons (other than each Investor and its affiliates) relating to any transaction or a series of related transactions, including any merger, amalgamation, reorganization, consolidation, tender offer, self-tender, exchange offer, stock acquisition, asset acquisition, business combination, recapitalization, liquidation, dissolution, joint venture or similar transaction, involving, directly or indirectly, (a) assets or businesses of the Company and/or its subsidiaries, (b) the acquisition of beneficial ownership (as defined under Section 13(d) of the Securities Exchange Act of 1934, as amended) by any Person of more than 10% of any class of capital stock, other equity security or voting power of the Company or any of its subsidiaries, (c) any tender offer or exchange offer that if consummated would result in any Person or group beneficially owning more than 10% of the voting stock of the Company or any of its subsidiaries, or (d) the Notes (unless pursuant to the Tender Offer).

(ii)     “Contract” means any agreement, contract, commitment, undertaking, understanding, license, lease, indenture, instrument, obligation or other agreement, in each case, as from time to time amended, modified, restated or supplemented, and all attachments and exhibits thereto.

(iii)     “Encumbrance” means any security interest, pledge, mortgage, deed of trust, lien (statutory or other), charge, option to purchase, lease, or other right to acquire any interest or any claim, restriction, covenant, title defect, hypothecation, assignment, deposit arrangement, imperfection of title, condition, right of first offer or refusal, third party right or claim, or other encumbrance of any kind or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement).

(iv)     “Investors” means, together, MFP Partners, L.P. and Franklin Mutual Advisers, LLC, as investment manager on behalf of certain funds and accounts.

(v)     “Transfer” means, directly or indirectly, to sell, transfer, lease, exchange, assign, pledge, encumber, tender, hypothecate or similarly dispose of (by merger, by testamentary disposition, by operation of law, by gift or otherwise), or otherwise create any Encumbrance on, either voluntarily or involuntarily, or to enter into any Contract, option or other arrangement or understanding (including any profit sharing arrangement) with respect to the sale, transfer, exchange, assignment, pledge, Encumbrance, hypothecation, tender or similar disposition of (by merger, by testamentary disposition, by operation of law, by gift or otherwise).

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(vi)     “Person” means any individual, corporation, limited liability company, limited or general partnership, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity, or any group comprised of two or more of the foregoing.

(vii)     “Securities Purchase Agreement” means that certain Securities Purchase Agreement, by and among the Company and each Investor, dated as of the date hereof.

(b)     The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section references are to this Agreement unless otherwise specified. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

[Signature pages follow]

Please evidence your agreement to the foregoing by executing and returning a copy of this Agreement.

Sincerely,

GULFMARK OFFSHORE, INC.

By:	/s/
Name:
Title:

Signature Page to Support Agreement

Accepted and Agreed to:

RAGING CAPITAL MANAGEMENT, LLC

By:
Name:
Title:

Address:	Ten Princeton Avenue
P.O. Box 228 Rocky Hill, New Jersey 08553

$85,179,000 Principal Amount of 6.375% Senior Notes due 2022

5,113,155 shares of Class A Common Stock

Signature Page to Support Agreement

Exhibit C

Voting Agreement

See attached.

VOTING AGREEMENT

VOTING AGREEMENT, dated as of November 23, 2016 (this “Agreement”), by and among GulfMark Offshore, Inc., a Delaware corporation (the “Company”), and each of the other parties signatory hereto (each a “Stockholder” and collectively, the “Stockholders”).

W I T N E S S E T H:

WHEREAS, on September 27, 2016, MFP Partners, L.P. and Franklin Mutual Advisers, LLC, as investment manager on behalf of certain funds and accounts (together, the “Investors”), and the Company entered into a Recapitalization Support Agreement (as the same may be amended, supplemented, restated or otherwise modified, the “Support Agreement”) pursuant to which, on the terms and subject to the conditions set forth therein, the Company and the Investors have agreed, among other things, to take all actions reasonably necessary to consummate the transactions set forth therein, including (i) the issuance and sale by the Company to each Investor of preferred equity of the Company, par value $0.01 per share (the “Preferred Equity”), in an amount not less than $50 million in the aggregate; (ii) a senior secured term loan facility in an aggregate principal amount of $100 million amongst the Investors, as lenders, and the Company, as borrower; (iii) a tender offer by the Company for not less than $250 million and up to $300 million aggregate principal amount of the Company’s existing 6.375% Senior Notes due 2022 (the “Notes”, and such tender offer, the “Tender Offer”); (iv) a $100,000,000 revolving credit facility between the Company, the lenders from time to time party thereto and the administrative agent and collateral agent thereunder; and (v) a rights offering by the Company for shares of its Class A Common Stock, par value $0.01 per share (the “Common Stock”) (the “Rights Offering”) (collectively, the “Recapitalization Transactions”).

WHEREAS, (a) concurrently with the execution of this Agreement, the Company and the Investors are entering into a Securities Purchase Agreement; and (b) upon the Closing (as defined under the Securities Purchase Agreement), the Company and the Investors are entering into an Investor Rights Agreement, the Term Loan Documents, the Revolving Loan Documents and a Registration Rights Agreement (together, with the other documents and agreements to be entered into in connection with the Recapitalization Transactions, including the Certificate of Designation, the “Definitive Documents”) to effect certain of the Recapitalization Transactions.

WHEREAS, as a condition and inducement to the Company and the Investors entering into the Definitive Documents, the Company has required that the Stockholders agree, and the Stockholders have agreed, to enter into this Agreement and abide by the covenants and obligations with respect to the Covered Shares (as hereinafter defined) set forth herein.

NOW THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

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ARTICLE I
GENERAL

Section 1.1     Defined Terms.    The following capitalized terms, as used in this Agreement, shall have the meanings set forth below. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Securities Purchase Agreement.

“Beneficial Ownership” by a Person of any securities includes ownership by any other Person if such Person, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares with such other Person (i) voting power which includes the power to vote, or to direct the voting of, such security; and/or (ii) investment power which includes the power to dispose, or to direct the disposition, of such security; and shall otherwise be interpreted in accordance with the term “beneficial owner” as defined in Rule 13d-3 adopted by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (the “Exchange Act”); provided that for purposes of determining Beneficial Ownership, a Person shall be deemed to be the Beneficial Owner of any securities which may be acquired by such Person pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise (irrespective of whether the right to acquire such securities is exercisable immediately or only after the passage of time, including the passage of time in excess of 60 days, the satisfaction of any conditions, the occurrence of any event or any combination of the foregoing). The terms “Beneficially Own”, “Beneficial Owner” and “Beneficially Owned” shall have a correlative meaning.

“Certificate of Designation” has the meaning ascribed to such term in the Securities Purchase Agreement.

“Class A Common Stock” means the class A common stock, par value $0.01 per share, of the Company, and any securities into which the Class A Common Stock may be reclassified.

“Class B Common Stock” means the class B common stock, par value $0.01 per share, of the Company, and any securities into which the Class B Common Stock may be reclassified.

“Common Stock” means the Class A Common Stock and the Class B Common Stock.

“Contract” means any agreement, contract, commitment, undertaking, understanding, license, lease, indenture, instrument, obligation or other agreement, in each case, as from time to time amended, modified, restated or supplemented, and all attachments and exhibits thereto.

“Covered Shares” means, with respect to each Stockholder, (a) such Stockholder’s Existing Shares; and (b) any shares of Common Stock or other voting capital stock of the Company and any securities convertible into or exercisable or exchangeable for shares of Common Stock or other voting capital stock of the Company, in each case, that such Stockholder or its affiliates acquire Beneficial Ownership of or any other interest in or otherwise acquire the right to vote with respect to, in each case, on or after the date hereof (this clause (b), collectively, “New Shares”).

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“Encumbrance” means any security interest, pledge, mortgage, deed of trust, lien (statutory or other), charge, option to purchase, lease, or other right to acquire any interest or any claim, restriction, covenant, title defect, hypothecation, assignment, deposit arrangement, imperfection of title, condition, right of first offer or refusal, third party right or claim, or other encumbrance of any kind or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement).

“Existing Shares” means, with respect to each Stockholder, the shares of Common Stock Beneficially Owned or owned of record by such Stockholder and its affiliates or otherwise with respect to which such Stockholder or its affiliates has the right to vote.

“Investor Rights Agreement” means that certain Investor Rights Agreement, by and among the Company and each of the Investors party thereto, as it may be amended, supplemented or otherwise modified from time to time.

“Person” means any individual, corporation, limited liability company, limited or general partnership, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity, or any group comprised of two or more of the foregoing.

“Proposals” means the proposals to be submitted to the stockholders of the Company at the Stockholders Meeting, for the purpose of seeking approval of the stockholders of the Company for the (i) increase in the total number of authorized shares of Class A Common Stock to 120,000,000 shares and (ii) issuance of all shares of Class A Common Stock issuable upon the full conversion of the Series A Preferred Stock issued pursuant to the Securities Purchase Agreement (other than such shares of Class A Common Stock that are permitted to be issued pursuant to Section 6(b) of the Certificate of Designation) and any change of control that may be deemed to occur as a result of such issuance and sale pursuant to the applicable rules of the New York Stock Exchange.

"Raging Capital" means Raging Capital Management, LLC.

“Securities Purchase Agreement” means that certain Securities Purchase Agreement, dated as of the date hereof, by and among the Company and each of the Investors party thereto, as it may be amended, supplemented or otherwise modified from time to time.

“Stockholders Meeting” means a meeting of the stockholders of the Company, for the purpose of voting on the Proposals, and to be held subject to and in accordance with the Certificate of Incorporation, bylaws of the Company and Section 5.1 of the Securities Purchase Agreement.

“Registration Rights Agreement” means that certain Registration Rights Agreement, by and among the Company and each of the Investors party thereto, as it may be amended, supplemented or otherwise modified from time to time.

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“Representatives” means a Person’s affiliates and its and their respective officers, directors, employees, partners, members, controlling persons, agents, advisors and other representatives.

“Revolving Loan Documents” has the meaning ascribed to such term in the Securities Purchase Agreement.

“Term Loan Documents” has the meaning ascribed to such term in the Securities Purchase Agreement.

“Transfer” means, directly or indirectly, to sell, transfer, lease, exchange, assign, pledge, encumber, tender, hypothecate or similarly dispose of (by merger, by testamentary disposition, by operation of law, by gift or otherwise), or otherwise create any Encumbrance on, either voluntarily or involuntarily, or to enter into any Contract, option or other arrangement or understanding (including any profit sharing arrangement) with respect to the sale, transfer, exchange, assignment, pledge, Encumbrance, hypothecation, tender or similar disposition of (by merger, by testamentary disposition, by operation of law, by gift or otherwise).

ARTICLE II
VOTING

Section 2.1     Agreement to Vote.    Each Stockholder hereby agrees that during the term of this Agreement, at the Stockholders Meeting, and any other meeting of stockholders of the Company called to vote on any of the Proposals, Recapitalization Transactions, the Definitive Documents and any other transactions contemplated thereby, however called, including, in each case, any adjournment or postponement thereof, or in connection with any written consent of the stockholders of the Company, such Stockholder shall, and shall cause its affiliates to, in each case to the fullest extent that such Stockholder’s Covered Shares are entitled to vote thereon or consent thereto:

(a)     appear at each such meeting or otherwise cause such Stockholder’s Covered Shares to be cast or provide such consent, in each case, in accordance with the applicable procedures relating thereto so as to ensure that all such Covered Shares are duly counted, including for purposes of calculating a quorum; and

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(b)     vote (or cause to be voted), in person or by proxy, or deliver (or cause to be delivered) an irrevocable written consent (coupled with an interest) covering, all of such Stockholder’s Covered Shares (i) in favor of the approval of the Proposals, and, if applicable, the Recapitalization Transactions and the adoption of the Definitive Documents and any other transactions contemplated thereby (including, without limitation, for the appointment to the board of directors of the nominees of each Investor as set forth in the Definitive Documents) and any other action reasonably requested by any Investor or the Company in furtherance thereof; (ii) against any action, proposal, transaction or agreement that would reasonably be expected to result in the failure of the Proposals to be approved or any breach in any respect of any covenant, representation or warranty or any other obligation or agreement of the Company contained in the Definitive Documents, or of any Stockholder contained in this Agreement; and (iii) against any action, agreement or transaction that is intended, or could reasonably be expected, to materially impede, interfere with, delay, postpone, discourage or adversely affect the Stockholders Meeting, the Proposals or the Recapitalization Transactions or the adoption of the Definitive Documents or any of the other transactions contemplated thereby or by this Agreement or the performance by such Stockholder of its obligations under this Agreement, including, without limitation: (A) any extraordinary corporate transaction, such as a merger, consolidation, tender offer or other business combination involving the Company or its Subsidiaries or any shares of Common Stock or other equity interests or voting stock of the Company or its Subsidiaries (other than as expressly contemplated by the Definitive Documents); (B) a Transfer of a material amount of assets of the Company or any of its Subsidiaries or a reorganization, recapitalization, dissolution, winding-up or liquidation of the Company or any of its Subsidiaries; (C) an election of new members to the board of directors of the Company, other than nominees to the board of directors of the Company who are serving as directors of the Company on the date of this Agreement and the nominees to the board of directors of each Investor as set forth in the Definitive Documents; (D) any change in the present capitalization or dividend policy of the Company or any amendment or other change to the Company’s articles of incorporation or bylaws, except if approved by the Company and each Investor; or (E) any other material change in the Company’s corporate structure or business. Each Stockholder covenants that it shall not, and shall cause its affiliates not to, commit or agree to take any action inconsistent with the foregoing; provided, however, that the Company shall be permitted to consider and pursue an Alternative Financing as described in and subject to the provisions in the Support Agreement.

Section 2.2     No Inconsistent Agreements.    Each Stockholder hereby covenants and agrees that, except for this Agreement or as expressly permitted by Section 2.1, such Stockholder and its affiliates (a) have not entered into, and shall not enter into at any time while this Agreement remains in effect, any voting agreement or voting trust (or similar agreement) with respect to such Stockholder’s Covered Shares or any interest therein and (b) have not granted, and shall not grant at any time while this Agreement remains in effect, a proxy, consent or power of attorney with respect to such Stockholder’s Covered Shares or any interest therein.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDERS

Section 3.1     Representations and Warranties of the Stockholders.   Each Stockholder, on behalf of itself and its affiliates, hereby represents and warrants to the Company and each Investor as follows:

(a)     Organization; Authorization; Validity of Agreement; Necessary Action. Such Stockholder has the legal capacity and all requisite power and authority to enter into this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by such Stockholder and, assuming this Agreement constitutes a valid and binding obligation of the Company, constitutes a valid and binding obligation of such Stockholder, enforceable against it in accordance with its terms, except as enforcement may be limited by general principles of equity whether applied in a court of law or a court of equity and by bankruptcy, insolvency and similar laws affecting creditors’ rights and remedies generally. If such Stockholder is not a natural person, such Stockholder is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized, and the execution and delivery by such Stockholder of this Agreement and the performance of its obligations hereunder and compliance with the terms hereof have been duly authorized by all necessary action on the part of such Stockholder, its governing body, members, shareholders and trustees, as applicable. If such Stockholder is married and the Covered Shares of such Stockholder constitute community property or if spousal or other approval is required for this Agreement to be legal, valid and binding, this Agreement has been duly authorized, executed and delivered by, and constitutes a valid and binding agreement of, such Stockholder’s spouse, enforceable against such spouse in accordance with its terms, except as enforcement may be limited by general principles of equity whether applied in a court of law or a court of equity and by bankruptcy, insolvency and similar laws affecting creditors’ rights and remedies generally.

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(b)     No Contravention. The execution, delivery and performance of this Agreement by such Stockholder does not, and the consummation of the transactions contemplated hereby and compliance with the terms hereof, will not conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of, or result in, termination, amendment, cancelation or acceleration of any obligation or to loss of a material benefit under, or to increased, additional, accelerated or guaranteed rights or entitlements of any Person under, or result in the creation of any Encumbrance upon any of the Covered Shares under, (i) any provision of any Contract to which such Stockholder is a party or by which any Covered Shares are bound; (ii) if such Stockholder is not a natural person, any trust or other organizational document of such Stockholder; or (iii) any order or any law, rule or regulation applicable to the Covered Shares. No consent, approval, order or authorization (collectively, “Consent”) of, or registration, declaration or filing with, any governmental entity or other Person (including with respect to natural persons, any spouse, and with respect to trusts, any co-trustee or beneficiary) is required to be obtained or made by or with respect to such Stockholder in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby; provided, however, that following the execution, delivery and performance of this Agreement, Raging Capital and its affiliates will be required to amend their Schedule 13D with respect to their beneficial ownership of securities of the Company currently on file with the Securities and Exchange Commission to, among other things, describe the transactions contemplated hereby, include a copy of this Agreement as an exhibit thereto and update their beneficial ownership of securities of the Company resulting from the transactions contemplated hereby.

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(c)     Ownership. Such Stockholder’s Existing Shares are, and all of such Stockholder’s Covered Shares owned from the date hereof through the termination of this Agreement in accordance with Section 5.1 will be, Beneficially Owned or owned of record by such Stockholder (or its affiliates). Such Stockholder (or its affiliates) has good and marketable title to such Stockholder’s Existing Shares (and will have good and marketable title to such Stockholder’s Covered Shares), free and clear of any Encumbrances, except for any such Encumbrance that may be imposed pursuant to this Agreement and any applicable restrictions on transfer under the Securities Act of 1933, as amended (the “Securities Act”) or any state securities laws. As of the date hereof, such Stockholder (and/or the affiliate set forth therein) is the record and Beneficial Owner of the Existing Shares set forth opposite the Stockholder’s name on Schedule I hereto. As of the date hereof, such Stockholder’s Existing Shares constitute all of the shares of Common Stock Beneficially Owned or owned of record by such Stockholder and its affiliates. Such Stockholder (together with its affiliates) has and will have at all times through the Closing Date sole voting power, sole power of disposition, sole power to issue instructions with respect to the matters set forth in ARTICLE II hereof, and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of such Stockholder’s Existing Shares and with respect to all of the Covered Shares Beneficially Owned (or owned of record) by such Stockholder and its affiliates at all times through the Closing Date. Except as set forth on Schedule I, such Stockholder and its affiliates do not: (i) Beneficially Own or own of record, or have the right to acquire, any shares of Common Stock or any shares of capital stock or other equity interests or voting securities of the Company, or any rights to acquire, or any securities that are convertible into, any of the foregoing; (ii) have any other interest in any, or any rights to acquire, or any securities that are convertible into, any shares of Common Stock or any shares of capital stock, other equity interests or voting securities of the Company; or (iii) have any voting rights with respect to any shares of Common Stock, or any shares of capital stock, or other equity interests or voting securities of the Company, or any rights to acquire, or any securities that are convertible into, any of the foregoing.

Section 3.2     Representations and Warranties of the Company.  The Company hereby represents and warrants to each Stockholder and each Investor as follows:

(a)     Organization; Authorization; Validity of Agreement; Necessary Action. The Company has the legal capacity and all requisite power and authority to enter into this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Company and, assuming this Agreement constitutes a valid and binding obligation of the Stockholders, constitutes a valid and binding obligation of the Company, enforceable against it in accordance with its terms, except as enforcement may be limited by general principles of equity whether applied in a court of law or a court of equity and by bankruptcy, insolvency and similar laws affecting creditors’ rights and remedies generally. The Company is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized, and the execution and delivery by the Company of this Agreement and the performance of its obligations hereunder and compliance with the terms hereof have been duly authorized by all necessary action on the part of the Company and its board of directors.

(b)     No Contravention. The execution, delivery and performance of this Agreement by the Company does not, and the consummation of the transactions contemplated hereby and compliance with the terms hereof, will not conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of, or result in, termination, amendment, cancelation or acceleration of any obligation or to loss of a material benefit under, or to increased, additional, accelerated or guaranteed rights or entitlements of any Person under, or result in the creation of any Encumbrance upon any of the assets or properties of the Company under, (i) any provision of any Contract to which the Company is a party or by which its assets and properties are bound; (ii) any organizational document of the Company; or (iii) any order or any law, rule or regulation applicable to the Company or its assets or properties, except, in the case of clauses (i) and (iii) above, for any such conflict, breach, violation, default, lien, charge or encumbrance that would not, individually or in the aggregate, have a Material Adverse Effect. No Consent of, or registration, declaration or filing with, any governmental entity or other Person is required to be obtained or made by or with respect to the Company in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby.

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ARTICLE IV
OTHER COVENANTS

Section 4.1     Prohibition on Transfers, Other Actions.  Each Stockholder hereby agrees not to, and to cause its affiliates not to, (a) Transfer any of such Stockholder’s Covered Shares or any interest therein; provided, that Raging Capital and its affiliates may Transfer any of their Covered Shares in the event and solely to the extent that an unsolicited directive is given by one of Raging Capital’s managed account clients such that it requires a distribution of any Covered Shares of Raging Capital or its affiliates to such client, it being agreed and understood that any such Transfer is subject to such client entering into a joinder to this Agreement in form and substance reasonably satisfactory to the Company and each Investor; (b) enter into any agreement, arrangement or understanding with any Person, or take any other action, that violates or conflicts with or would reasonably be expected to violate or conflict with, or result in or give rise to a violation of or conflict with, such Stockholder’s representations, warranties, covenants and obligations under this Agreement; and (c) take any action that could restrict or otherwise affect such Stockholder’s legal power, authority and right to comply with and perform such Stockholder’s covenants and obligations under this Agreement. Any transfer in violation of the foregoing Section 4.1(a) shall be null and void.

Section 4.2     Stock Dividends, etc.     In the event of a stock split, stock dividend or distribution, or any change in the Common Stock by reason of any split-up, reverse stock split, recapitalization, combination, reclassification, exchange of shares or the like, the terms “Existing Shares” and “Covered Shares” shall be deemed to refer to and include such shares as well as all such stock dividends and distributions and any securities into which or for which any or all of such shares may be changed or exchanged or which are received in such transaction.

Section 4.3     Further Assurances.     From time to time, at any Investor’s or the Company’s reasonable request and without further consideration, each Stockholder shall execute and deliver such additional documents and take all such further action as may be necessary or desirable to effect the actions and consummate the transactions contemplated by this Agreement.

Section 4.4      New Shares.     Each Stockholder hereby covenants and agrees that such Stockholder shall deliver promptly to the Company and each Investor written notice of its acquisition of New Shares, which notice shall state the number of New Shares so acquired. Each Stockholder agrees that any New Shares acquired or purchased by such Stockholder and its affiliates shall be subject to the terms and conditions of this Agreement, including the representations and warranties set forth in ARTICLE III, and shall constitute Covered Shares to the same extent as if those New Shares were owned by such Stockholder and its affiliates on the date of this Agreement.

Section 4.5      Class Action Opt Out.    Each Stockholder hereby covenants and agrees that such Stockholder shall not, and shall cause its affiliates not to, commence or join in, and agrees to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, against any Investor, the Company or any of their respective Affiliates or any of the foregoing’s respective successors or directors (a) challenging the validity of, or seeking to enjoin the operation of, any provision of this Agreement; or (b) alleging a breach of any fiduciary duty of any Person in connection with the evaluation, negotiation or entry into this Agreement, the Recapitalization Transactions or the Definitive Documents.

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ARTICLE V
MISCELLANEOUS

Section 5.1     Termination.    This Agreement shall terminate and be of no further force or effect upon the earlier to occur of (a) the later of (i) the approval of all of the Proposals, (ii) the consummation of all of the Recapitalization Transactions and (iii) the completion of the date on which all issued and outstanding Preferred Equity is converted or redeemed in accordance with the Series A Certificate of Designation, (b) the date of termination of each of the Definitive Documents in accordance with their respective terms and (c) the date that is the three (3) year anniversary of the Closing (as defined in the Securities Purchase Agreement). Notwithstanding the foregoing, the provisions of Section 4.1 of this Agreement shall terminate and be of no further force or effect upon the earlier to occur of (a) the later of (i) the approval of all of the Proposals, (ii) the consummation of all of the Recapitalization Transactions and (iii) the completion of the date on which all issued and outstanding Preferred Equity is converted or redeemed in accordance with the Series A Certificate of Designation; (b) the completion of the third special meeting of the stockholders of the Company held for the purpose of approving the Proposals and (c) the date that is the three (3) year anniversary of the Closing (as defined in the Securities Purchase Agreement). Nothing in this Section 5.1 shall relieve any party of, or otherwise limit any party’s, liability for willful breach of this Agreement.

Section 5.2     Stop Transfer Order. In furtherance of this Agreement, each Stockholder hereby authorizes and instructs the Company to instruct its transfer agent to enter a stop transfer order with respect to all of such Stockholder’s Covered Shares. The Company agrees that as promptly as practicable after the date of this Agreement, it shall give such stop transfer instructions to the transfer agent for the Common Stock.

Section 5.3     Director Matters Excluded. The Company acknowledges and agrees that no provision of this Agreement shall limit or otherwise restrict any Stockholder (or any employee of any Stockholder or its affiliates) with respect to any act or omission that he or she may undertake or authorize in his or her capacity as a member of the Company’s Board of Directors, including, without limitation, any vote that any Stockholder (or any employee of any Stockholder or its affiliates) may make as a director of the Company with respect to any matter presented to the Company’s Board of Directors; provided that any such act or omission that would otherwise violate the terms of this Agreement shall be permitted solely to the extent necessary for such individual to comply with his or her fiduciary duties as a director of the Company.

Section 5.4     No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in the Company or any other Person any direct or indirect ownership or incidence of ownership of or with respect to any Covered Shares. All rights, ownership and economic benefits of and relating to the Covered Shares shall remain vested in and belong to the applicable Stockholder, and neither the Company nor any Person shall have authority to direct any Stockholder in the voting or disposition of any of the Covered Shares, except as otherwise provided herein.

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Section 5.5     Notices.    All notices and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by facsimile or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 5.5):

(a)           if to Company to:

c/o GulfMark Offshore, Inc.

842 West Sam Houston Parkway North, Suite 400

Houston, Texas 77024

Attn: Cindy Muller

E-mail: Cindy.muller@gulfmark.com

With a copy to:

Vinson & Elkins LLP

1001 Fannin Street, Suite 2500

Houston, Texas 77002

Attn: Steve Gill

E-mail: sgill@velaw.com

(b)           if to any Stockholder, then at the address set forth below its name on Schedule 1 hereto.

(c)           if to the Investors to:

c/o MFP Investors LLC

667 Madison Ave., 25th Floor

New York, NY 10065

Attention: Timothy E. Ladin, General Counsel

E-mail: tladin@mfpllc.com

Franklin Mutual Advisers, LLC

One Franklin Parkway

San Mateo, California 94403

Attention: Christopher Chen

E-mail: christopher.chen@franklintempleton.com

and

Franklin Mutual Advisers, LLC

101 John F Kennedy Parkway

Short Hills, New Jersey 07078

Attention: Keith Luh

E-mail: keith.luh@franklintempleton.com

With a copy to:

Paul, Weiss, Rifkind, Wharton & Garrison LLP

1285 Avenue of the Americas

New York, New York 10019

Attention: Jeffrey Marell

Email: jmarell@paulweiss.com

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Section 5.6     Interpretation.    The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section references are to this Agreement unless otherwise specified. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

Section 5.7     Headings. The descriptive headings contained in this Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

Section 5.8     Counterparts.    This Agreement may be executed by facsimile and in counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

Section 5.9     Entire Agreement.    This Agreement and, to the extent referenced herein, the Definitive Documents, together with the several agreements and other documents and instruments referred to herein or therein or annexed hereto or thereto, constitute the entire agreement, and supersede and cancel all prior and contemporaneous agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

Section 5.10     Mutual Drafting. Each party has participated in the drafting of this Agreement, which each party acknowledges is the result of extensive negotiations between the parties. If an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if it is drafted by all the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of authorship of any of the provisions of this Agreement.

Section 5.11     Governing Law; Consent to Jurisdiction; Waiver of Jury Trial.

(a)     This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

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(b)     Each of the parties irrevocably agrees that any legal action or proceeding with respect to this Agreement and the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder brought by the other party hereto or its successors or assigns, shall be brought and determined exclusively in the Delaware Court of Chancery and any state appellate court therefrom within the State of Delaware (or, if the Delaware Court of Chancery declines to accept jurisdiction over a particular matter, any state or federal court within the State of Delaware). Each of the parties hereby irrevocably submits with regard to any such action or proceeding for itself and in respect of its property, generally and unconditionally, to the personal jurisdiction of the aforesaid courts and agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than the aforesaid courts. Each of the parties hereby irrevocably waives, and agrees not to assert as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement, (a) any claim that it is not personally subject to the jurisdiction of the aforesaid courts for any reason other than the failure to serve in accordance with this Section 5.11, (b) any claim that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (c) to the fullest extent permitted by the applicable Law, any claim that (i) the suit, action or proceeding in such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper or (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.

(c)     EACH OF THE PARTIES IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 5.12     Amendment; Waiver.    This Agreement may not be amended except by an instrument in writing signed by the Company, each Investor and, to the extent such amendment relates to a Stockholder, such Stockholder. Each party may waive any right of such party hereunder by an instrument in writing signed by such party and delivered to the Company and the applicable Stockholder(s), provided that the Company may not waive any rights hereunder without the prior written consent of each Investor.

Section 5.13     Specific Performance. Each party agrees that irreparable damage may occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties and, in accordance with Section 5.15, each Investor, shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity.

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Section 5.14     Severability.    Any term or provision of this Agreement which is determined by a court of competent jurisdiction to be invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction, and if any provision of this Agreement is determined to be so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable, in all cases so long as neither the economic nor legal substance of the transactions contemplated hereby is affected in any manner materially adverse to any party or its stockholders. Upon any such determination, the parties shall negotiate in good faith in an effort to agree upon a suitable and equitable substitute provision to effect the original intent of the parties.

Section 5.15     Successors and Assigns; Third Party Beneficiaries.    Neither this Agreement nor any of the rights or obligations of any party under this Agreement shall be assigned, in whole or in part (by operation of law or otherwise), by any party without the prior written consent of the Company, each Investor and the Stockholders, except that, without such prior written consent of the Stockholders (but, for the avoidance of doubt, with the written consent of each Investor), the Company may assign this Agreement (in whole or in part) to any Person to which it assigns any of its rights or obligations under the Definitive Documents in accordance therewith. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns. Nothing in this Agreement, express or implied, is intended to confer on any Person other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except the provisions of this Agreement shall be for the benefit of, and directly enforceable by, each Investor.

[Remainder of this page intentionally left blank]

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        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed (where applicable, by their respective officers or other authorized Person thereunto duly authorized) as of the date first written above.

GULFMARK OFFSHORE, INC.

By:
Name:
Title:

Raging Capital Management, LLC

By:
Name:
Title:

By:
David J. Butters

By:
Quintin V. Kneen

By:
James M. Mitchell

Signature Page to

Voting Agreement

Schedule 1

Stockholders

Raging Capital Management, LLC (2) Address for Notices: William C. Martin Ten Princeton Avenue P.O. Box 228 Rocky Hill, NJ 08553

David J. Butters Address for Notices: GulfMark Offshore, Inc. 842 West Sam Houston Parkway North, Suite 400 Houston, TX 77024

Quintin V. Kneen Address for Notices: GulfMark Offshore, Inc. 842 West Sam Houston Parkway North, Suite 400 Houston, TX 77024

James M. Mitchell Address for Notices: GulfMark Offshore, Inc. 842 West Sam Houston Parkway North, Suite 400 Houston, TX 77024

Schedule 1 - 1

Exhibit D

Investors’ Agreement

See attached.

SERIES A INVESTORS’ AGREEMENT

BY AND AMONG

MFP PARTNERS, L.P.,

FRANKLIN MUTUAL ADVISERS, LLC

AND,

GULFMARK OFFSHORE, INC.

Dated as of                   , 2016

i

LIST OF EXHIBITS

EXHIBIT A     Joinder

EXHIBIT B     Series A Directors

EXHIBIT C     Franklin Observer

ii

SERIES A INVESTORS’ AGREEMENT

This SERIES A INVESTORS’ AGREEMENT (this “Agreement”), dated as of                , 2016, is made by and among MFP Partners, L.P., a Delaware limited partnership (“MFP”), Franklin Mutual Advisers, LLC, an investment manager on behalf of certain funds and accounts, and a Delaware limited liability company (“Franklin”), each Person that is the holder of record of at least one share of Series A Convertible Preferred Stock, par value $0.01 per share, of the Company (a “Share”, and any such Person, together with MFP and Franklin, a “Holder”), including any Person who becomes a party hereto by the execution of a joinder agreement substantially in the form attached hereto as Exhibit A (a “Joinder”), and GulfMark Offshore, Inc., a Delaware corporation (the “Company”) (the Company, together with each Holder, the “Parties”).

PRELIMINARY STATEMENTS

A.     Concurrently with the execution and delivery hereof, the Company shall issue and sell to MFP and Franklin, and MFP and Franklin shall purchase from the Company, 35,000 and 15,000 Shares, respectively, on the terms and subject to the conditions set forth in the Purchase Agreement.

B.     The Company has filed with the Secretary of State of the State of Delaware the Series A Certificate of Designation, which sets forth the rights, preferences, powers, and the qualifications, restrictions and limitations, of the Series A Convertible Preferred Stock of the Company.

C.     The Parties each desire to enter into this Agreement to establish certain additional rights, preferences, powers, and qualifications, restrictions and limitations, of the Series A Preferred Securities.

The Parties agree as follows:

ARTICLE I
ADDITIONAL rights, preferences, powers, AND QUALIFICATIONS, restrictions and limitations, OF THE SERIES A PREFERRED SECURITIES

Section 1.1     Affirmative Covenants. The Company shall, and shall cause each of its Subsidiaries to (unless the prior written consent of each Holder has been obtained):

(a)     Existence. Do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence.

(b)     Financial Statements, Reports, etc. In the case of the Company, furnish to the Administrative Agent for distribution to each Lender:

(i)     no later than 90 days (or 105 days if later reporting is permitted under SEC Rule 12b-25) after the end of each fiscal year of the Company, the Company’s audited consolidated balance sheet and related audited consolidated statements of income, shareowners’ investments and cash flows, as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by the Auditors or other independent registered public accounting firm of recognized national standing (without a “going concern” or like qualification or exception except for a “going concern” or like qualification or exception arising from a breach or anticipated breach of any of the Financial Performance Covenants or financial covenants in the Revolving Credit Facility) and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of the Company and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied;

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(ii)     no later than 45 days (or 50 days if later reporting is permitted under SEC Rule 12b-25) after the end of each of the first three fiscal quarters of each fiscal year of the Company, the Company’s unaudited consolidated balance sheet and related unaudited consolidated statements of income, shareowners’ investments and cash flows, as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by a Financial Officer of the Company as presenting fairly in all material respects the financial condition and results of operations of the Company and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes;

(iii)     no later than two Business Days following its delivery to the Administrative Agent of each set of financial statements under paragraph (a) or (b) above, a certificate of a Financial Officer (i) certifying that no Event of Default or Default has occurred or, if such an Event of Default or Default has occurred, specifying the nature and extent thereof and any corrective action taken or proposed to be taken with respect thereto and (ii) setting forth computations in reasonable detail satisfactory to the Administrative Agent demonstrating compliance with the Financial Performance Covenants;

(iv)     as soon as the same become available but in any event within 60 days after the end of each of the Company’s fiscal years, an annual budget for the following fiscal year which budget shall: (x) include all of the financial information reviewed by the Company’s board of directors when the budget was presented thereto; (y) be prepared in good faith, on the basis of assumptions believed by the Company to be reasonable at the time it was prepared, it being understood that the budget by its nature is uncertain and no assurance is given that the budget will be achieved; and (z) be presented to the board of directors of the Company;

(v)     promptly after the same become publicly available, copies of all periodic and other material reports, proxy statements and, upon notice of filing to the Administrative Agent and upon the request of the Administrative Agent, other materials filed by the Company, the Company or any Subsidiary with the Securities and Exchange Commission, or with any national securities exchange, or distributed to its shareholders, as the case may be;

(vi)     promptly upon the request the Administrative Agent (for itself or on behalf of any Lender or on behalf of any prospective new Lender), all documentation and other information that the Administrative Agent reasonably requests in order to comply with any Lenders’ ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act;

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(vii)     no later than 45 days (or 50 days if later reporting is permitted under SEC Rule 12b-25) after the end of each first, second or third fiscal quarter, and 90 days after the end of each fiscal year, a report summarizing the current contractual position in relation to the Company and its Subsidiaries’ fleet of vessels worldwide. Unless otherwise agreed between the Borrowers and the Administrative Agent, the form and content of such report shall be substantially as set out in the Fleet Report Template; and

(viii)     promptly, from time to time, such other information regarding the operations and financial condition of the Borrowers or any Subsidiary, as the Administrative Agent may reasonably request.

Information required to be delivered pursuant to this Section 1.1(b) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date on which Borrower Agent posts such documents on SyndTrak, IntraLinks or “EDGAR”, the Securities and Exchange Commission’s website (as of the date of this Agreement located at www.sec.gov) or a similar site to which the Lenders have been granted access or the Borrower Agent provides, electronically or otherwise, a link thereto on the Company’s website. Each Lender shall be solely responsible for timely accessing posted documents and maintaining its copies of such documents.

Each set of financial statements delivered under paragraph (i) or (ii) above, (1) shall be certified in the manner required in that clause and in the case of a certificate delivered with the financial statements required by paragraph (i) above, shall be accompanied by any letter addressed to the management of the relevant company by the Auditors and accompanying such financial statements, (2) shall be prepared using GAAP and the accounting practices and financial reference periods consistent with those applied: (w) in the case of the Company and its Subsidiaries, in the preparation of prior period financial statements, except as otherwise required by GAAP and (x) in the case of any Loan Party, in the preparation of the Original Financial Statements for that Loan Party, unless, in relation to any set of financial statements, the Borrower Agent notifies the Administrative Agent that there has been a change in GAAP or the accounting practices and delivers to the Administrative Agent: (y) a description of any change necessary for those financial statements to reflect GAAP or accounting practices upon which the Company’s Original Financial Statements were prepared; and (z) sufficient information, in form and substance as may be reasonably required by the Administrative Agent, to enable the Lenders to determine whether the Financial Performance Covenants have been complied with and to make an accurate comparison between the financial position indicated in those financial statements and the Company’s Original Financial Statements.

For purposes of this Section 1.1(b), any capitalized term that is not otherwise defined in Section 4.1 of this Agreement shall have the meaning ascribed to such term in the Term Loan Documents.

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(c)     Litigation and Other Notices. Furnish to each Holder written notice of the following promptly after any Responsible Officer of the Company or its Subsidiaries obtains knowledge thereof:

(i)     any Event of Default, specifying the nature and extent thereof and the corrective action (if any) proposed to be taken with respect thereto;

(ii)     the filing or commencement of, or any written threat or notice of intention of any Person to file or commence, any action, suit or proceeding, whether at law or in equity or by or before any Governmental Authority or in arbitration, against the Company or any of its Subsidiaries or any of the foregoing’s equity holders which, if adversely determined would reasonably be expected to have a material effect on the business, operations or condition (financial or otherwise) of the Company and its Subsidiaries; and

(iii)     any other development specific to the Company or any of its Subsidiaries that is not a matter of general public knowledge and that has had, or would reasonably be expected to have, a material effect on the business, operations or condition (financial or otherwise) of the Company and its Subsidiaries.

In addition, the Company shall use its commercially reasonable efforts to furnish to each Holder, concurrently with the furnishing thereof (but in any event, will promptly furnish, and in any event, not later than three Business Days following the furnishing thereof) to any arranger, bookrunner, purchaser, administrative agent, collateral agent, trustee, lender, holder or any Person acting in a similar capacity under the Loan Documents, any material notice, statement or report furnished which is not otherwise required to be delivered hereunder.

(d)     Maintaining Records; Access to Properties and Inspections. Maintain all financial records in accordance with GAAP (including records necessary to calculate the Company’s “earnings and profits” for U.S. federal, state and local income tax purposes until the expiration of the applicable statute of limitations), and permit each Holder and its Representatives to visit and inspect the financial records and the properties of the Company or any of its Subsidiaries at reasonable times, upon reasonable prior notice to the Company, and as often as reasonably requested, but no more than two times in any calendar year, and to make extracts from and copies of such financial records, and permit each Holder and its Representatives upon reasonable prior notice to the Company to discuss the affairs, finances and condition of the Company or any of its Subsidiaries with the officers and employees thereof and independent accountants and other Representatives of the Company.

(e)     Assistance with Audits and Filings. Upon written request of a Holder, provide commercially reasonable assistance in connection with any audit or other filing with any Governmental Authority, including providing reasonable access to information at reasonable times, during normal business hours.

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Section 1.2     Transfers.

(a)     The Shares (and any interest therein) shall be transferable upon the prior written consent of the Company (such consent not to be unreasonably withheld, conditioned or delayed), except to any Permitted Transferee of a transferor, which shall not require such consent; provided, that upon the earlier of (i) the date that is the six (6) month anniversary of the date hereof, (ii) thirty (30) days following the consummation of the Equity Rights Offering and (iii) the failure of the stockholders of the Company to provide the Stockholder Approval at the first Stockholders Meeting, the Shares (and any interest therein) shall be freely transferable without such consent, subject to restrictions under applicable securities laws. Notwithstanding the foregoing, neither the Shares (nor any interest therein), nor any shares of Common Stock (nor any interest therein), shall be transferable to any Person (other than to a Permitted Transferee of a transferor) if, following such transfer, such transferee and its Affiliates would own, in the aggregate, shares of Common Stock (including any Shares voting on an as-converted basis) that represent 14.99% or more of the voting power of the issued and outstanding shares of Common Stock; provided, however, that the foregoing transfer restriction shall not apply to any transfer of Shares (or any interest therein) or Common Stock (or any interest therein) in a transaction undertaken on the open market or otherwise pursuant to a brokerage sale. No transfer of Shares (or any interest therein) shall be effective unless and until the transferee shall have executed and delivered to the Company a Joinder in substantially the form attached hereto as Exhibit A (unless such transferee is a Holder at such time). Any transfer in violation of this Section 1.2(a) shall be null and void.

(b)     The Company shall keep at its principal office a register for the registration of the Shares. Upon the surrender of any certificate representing any Share at such place, the Company shall, upon the request of the Holder of such certificate, promptly (but in any event within three Business Days after such request) prepare, execute and deliver (at the Company’s expense) new certificates in exchange therefor. Such certificate shall be registered in the name requested by the Holder of the surrendered certificate. The issuance of such new certificates shall be made without charge to the Holders, and the Company shall pay for any cost incurred by the Company in connection with such issuance, including any documentary, stamp and similar issuance or transfer Tax in respect of the preparation, execution and delivery of such new certificates pursuant to this Section 1.2. All transfers and exchanges of the Shares shall be made promptly by direct registration on the books and records of the Company and the Company shall take all such other actions as may be required to reflect and facilitate all transfers and exchanges not prohibited by this Section 1.2.

(c)     Upon receipt of evidence in form and substance reasonably satisfactory to the Company (it being understood that an affidavit of the applicable Holder shall be reasonably satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing Shares, and in the case of any such loss, theft or destruction, upon receipt of an indemnity in form and substance reasonably satisfactory to the Company (provided that, if the Holder is a financial institution or other institutional investor, its own agreement shall be reasonably satisfactory), or, in the case of any such mutilation upon surrender of such certificate, the Company shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the Shares represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

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(d)     During the Standstill Period, if the Company or any of its Subsidiaries proposes to issue additional Shares, shares of Common Stock or other capital stock of the Company, any warrants, options or other rights to acquire Shares, shares of Common Stock or other capital stock of the Company, debt securities that are convertible into Shares, shares of Common Stock or other capital stock or any other equity securities of the Company or any of its Subsidiaries (the “Participation Shares”), the Company shall provide written notice to each Holder of such anticipated issuance no later than ten (10) days prior to the anticipated issuance date (or two (2) Business Days in connection with any overnight or bought underwritten offering). Such notice shall set forth the principal terms and conditions of the issuance, including the proposed purchase price for the new Participation Shares, and the Pro Rata Portion of such new Participation Shares which the Holder to which the notice is directed may purchase in connection with such issuance. Each Holder shall have the right to purchase up to its Pro Rata Portion of such new Participation Shares at the price and on the terms and conditions specified in the Company’s notice by delivering written notice to the Company no later than five (5) days from the date the Company’s notice is delivered to such Holder (or one (1) Business Day in connection with any overnight or bought underwritten offering), at the price and upon the terms specified in such notice, by delivering written notice to the Company setting out the number of new Participation Shares with respect to which such right is exercised. Such notice of such Holder shall also include the maximum number of new Participation Shares the Holder would be willing to purchase in the event any other Person elects to purchase less than its Pro Rata Portion of such Participation Shares. If any Holder fails to elect to purchase its full Pro Rata Portion of such new Participation Shares, the Company shall allocate any remaining amount among the other Holders (pro rata in accordance with the shares of Common Stock (on a fully diluted, as-converted basis) then held by each such Holder relative to the aggregate number of shares of Common Stock (on a fully diluted, as-converted basis) held by all Holders participating in such issuance of Participation Shares) who have indicated in their notice to the Company a desire to purchase new Participation Shares in excess of their respective Pro Rata Portions; provided that no Holder shall be required to purchase more Participation Shares than the maximum number set forth in such Holder’s written notice. In the event Holders do not purchase all such new Participation Shares in accordance with the procedures set forth in this Section 1.2(d), the Company shall have sixty (60) days after the expiration of the ten (10) day period to sell to other Persons the remaining new Participation Shares at the price and on the terms and conditions specified in the Company’s notice to the Holders pursuant to this Section 1.2(d). If the Company fails to sell such Participation Shares within sixty (60) days of the anticipated issuance date provided in the notice given to Holders pursuant to this Section 1.2(d), the Company shall not thereafter issue or sell any Participation Shares without first offering such Participation Shares to the Holders in the manner provided in this Section 1.2(d). Notwithstanding anything to the contrary in this Section 1.2(d), this Section 1.2(d) shall not apply to (i) any issuance of shares of Common Stock (or options to acquire shares of Common Stock) to employees of the Company or any of its Subsidiaries pursuant to a stock option plan or other equity incentive plan that has been approved by the Board, (ii) the issuance of shares of Common Stock as consideration for an acquisition by the Company or its Subsidiaries of another business in an arms’ length transaction or (iii) the Equity Rights Offering.

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Section 1.3     Confidentiality.

(a)     The Company shall, and shall direct its Representatives who have access to Confidential Information of a Holder or its Related Parties to, keep confidential and not disclose any Confidential Information of such Holder or its Related Parties, without the express consent of such Holder, unless:

(i)     such disclosure shall be required by applicable law, governmental rule or regulation, court order, administrative or arbitral proceeding or by any bank or insurance regulatory authority having jurisdiction over the Company or its Representatives (so long as, to the extent permitted by law, legal process, or the rules and requirements of any securities exchange, such Person (x) informs the applicable Holder as promptly as practicable so that such Holder may seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this Agreement and (y) uses commercially reasonable efforts to obtain confidential treatment or a protective order over such disclosure);

(ii)     such disclosure is reasonably required in connection with any tax or other audit involving the Company or its Representatives (so long as, to the extent permitted by law, legal process, or the rules and requirements of any securities exchange, such Person (x) informs the applicable Holder as promptly as practicable so that such Holder may seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this Agreement and (y) uses commercially reasonable efforts to obtain confidential treatment or a protective order over such disclosure);

(iii)     such disclosure is reasonably required in connection with any claim, demand, action, suit or proceeding against the Company or its Representatives (so long as, to the extent permitted by law, legal process, or the rules and requirements of any securities exchange, such Person (x) informs the applicable Holder as promptly as practicable so that such Holder may seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this Agreement and (y) uses commercially reasonable efforts to obtain confidential treatment or a protective order over such disclosure);

(iv)     such disclosure is to any of the Company’s Representatives who need to know such information in connection with the transactions contemplated under this Agreement or any Related Agreement and are informed of the confidential nature of such information and agree to be bound by the confidentiality terms contained in this Section 1.3 (or who are subject to fiduciary obligations or confidentiality restrictions substantially similar to this Section 1.3); or

(v)     such disclosure is made in connection with the enforcement of such Person’s rights hereunder or under any Related Agreement, or in connection with any action or proceeding relating to this Agreement, any Related Agreement, the transactions contemplated hereunder or thereunder or the Series A Preferred Securities (so long as, to the extent permitted by law, legal process, or the rules and requirements of any securities exchange, such Person (x) informs the applicable Holder as promptly as practicable so that such Holder may seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this Agreement and (y) uses commercially reasonable efforts to obtain confidential treatment or a protective order over such disclosure).

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For the avoidance of doubt, any Person disclosing Confidential Information pursuant to the preceding clauses (i) through (v) above shall furnish only that portion of the Confidential Information that such Person reasonably believes is required to be disclosed for such purpose. The Company shall be liable to each Holder for any disclosure in violation of this Section 1.3(a) by its Representatives. The provisions set forth in this Section 1.3(a) and the related definitions shall be given full force and effect by the Parties notwithstanding anything to the contrary herein or otherwise.

(b)     Each Holder shall, and shall direct its Representatives who have access to Confidential Information of the Company or its Representatives to, keep confidential and not disclose any Confidential Information of the Company or its Representatives without the express consent of the Company, unless:

(i)     such disclosure shall be required by applicable law, governmental rule or regulation, court order, administrative or arbitral proceeding or by any bank or insurance regulatory authority having jurisdiction over such Holder or its Representatives (so long as, to the extent permitted by law, legal process, or the rules and requirements of any securities exchange, such Holder (x) informs the Company as promptly as practicable so that the Company may seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this Agreement and (y) uses commercially reasonable efforts to obtain confidential treatment or a protective order over such disclosure);

(ii)     such disclosure is reasonably required in connection with any tax or other audit involving such Holder or its Representatives (so long as, to the extent permitted by law, legal process, or the rules and requirements of any securities exchange, such Holder (x) informs the Company as promptly as practicable so that the Company may seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this Agreement and (y) uses commercially reasonable efforts to obtain confidential treatment or a protective order over such disclosure);

(iii)     such disclosure is reasonably required in connection with any claim, demand, action, suit or proceeding against such Holder or its Representatives, or arising out of or in connection with such Holder’s investment in the Company (so long as, to the extent permitted by law, legal process, or the rules and requirements of any securities exchange, such Holder (x) informs the Company as promptly as practicable so that the Company may seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this Agreement and (y) uses commercially reasonable efforts to obtain confidential treatment or a protective order over such disclosure);

(iv)     such disclosure is to any of such Holder’s Representatives who need to know such information in connection with the transactions contemplated under this Agreement or any Related Agreement or in connection with administering, evaluating or monitoring the investments of such Holder and are informed of the confidential nature of such information and agree to be bound by the confidentiality terms contained in this Section 1.3 (or who are subject to fiduciary obligations or confidentiality restrictions substantially similar to this Section 1.3);

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(v)     such disclosure is to any bona fide actual or potential purchasers, transferees or assignees of the Shares or any interest therein or to any bona fide direct or indirect contractual counterparty to any swap contract, securitization financing or derivative transaction of such Holder or its Representatives relating to such Holder’s investment in the Shares, in each case, who agree to be bound by the confidentiality terms contained in this Section 1.3 (or who are subject to fiduciary obligations or confidentiality restrictions substantially similar to this Section 1.3); or

(vi)     such disclosure is made in connection with the enforcement of such Person’s rights hereunder or under any Related Agreement, or in connection with any action or proceeding relating to this Agreement, any Related Agreement, the transactions contemplated hereunder or thereunder or the Series A Preferred Securities (so long as, to the extent permitted by law, legal process, or the rules and requirements of any securities exchange, such Person (x) informs the Company as promptly as practicable so that the Company may seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this Agreement and (y) uses commercially reasonable efforts to obtain confidential treatment or a protective order over such disclosure).

For the avoidance of doubt, any Person disclosing Confidential Information pursuant to the preceding clauses (i) through (vi) above shall furnish only that portion of the Confidential Information that such Person reasonably believes is required to be disclosed for such purpose. Each Holder shall, severally and not jointly, be liable to the other applicable Party for any disclosure in violation of this Section 1.3(b) by its Representatives. The provisions set forth in this Section 1.3 (b) and the related definitions shall be given full force and effect by the Parties hereto notwithstanding anything to the contrary herein or in any other Related Agreement.

(c)     Except as otherwise permitted by this Agreement, none of the Parties shall issue any press release or other public statement relating to this Agreement or any Related Agreement or the transactions contemplated hereby or thereby without the prior written consent of the other Parties identified in such press release or other public statement (such consent not to be unreasonably withheld, delayed or conditioned; provided that each Holder may withhold consent, in its sole and absolute discretion, with respect to the terms of this Agreement and any Related Agreement), except that each Holder may disclose the existence of this Agreement and the Related Agreements and information about this Agreement and the Related Agreements and the transactions contemplated hereunder and thereunder to (i) service providers to such Holder in connection with the administration and management of this Agreement, any Related Agreement or the Shares, (ii) to existing or prospective general or limited partners, equity holders, stockholders, members, managers and investors in ordinary course communications and (iii) as required by applicable law. Each Party shall consult with each other Party prior to making any filings with any third party or any Governmental Authority (including any national securities exchange) with respect thereto, in all cases except as required by applicable law or by request of any Governmental Authority with jurisdiction over the applicable Party, except that any Party making any such filing shall provide the other Party or Parties, as applicable, reasonable advance notice and a copy of any Form 8-K or other filing made with the SEC or any national securities exchange by such filing Party or any of its Representatives that references any Party, this Agreement, any other Related Agreement or the transactions contemplated hereby or thereby and shall consider in good faith any reasonable comments delivered in writing to such filing Party by the other Party or Parties, as applicable. The press release announcing the execution and delivery of this Agreement and the other Related Agreements, if any, shall be in a form previously approved by the Parties.

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(d)     The Company grants each Holder the right to download copies of its and its Affiliates’ corporate logos from their respective websites and use such logos in any presentations and other promotional and marketing materials for the sole purpose of disclosing its investment in the Company, including on any Holder’s webpage or similar place for dissemination of customary information on the Internet or worldwide web about its investments.

Section 1.4     Expenses; Indemnity.

(a)     The Company agrees to promptly (and in any event, within two (2) Business Days) pay upon demand (i) all reasonable and documented out-of-pocket expenses (including Other Taxes) incurred by each Holder and its Affiliates in connection with the preparation of this Agreement and the other Related Agreements, and any amendments, modifications or waivers of the provisions hereof or thereof, including the reasonable and documented fees, charges and disbursements of legal counsel and (ii) all out-of-pocket expenses (including Other Taxes) incurred by any Holder in connection with the enforcement of their rights in connection with this Agreement and the Related Agreements or otherwise in connection with the Shares, including the fees, charges and disbursements of legal counsel for all such Persons, taken as a whole.

(b)     The Company agrees to indemnify each Holder, each of their respective Affiliates, successors and assignors, and all of the foregoing’s respective Related Parties (each such Person being called an “Indemnitee”) against, and to hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable counsel and advisor fees, charges and disbursements, incurred by or asserted against any Indemnitee arising out of, in any way connected with, or as a result of (i) the execution or delivery of this Agreement or any Related Agreement or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto and thereto of their respective obligations hereunder and thereunder or the consummation of the transactions contemplated hereunder and thereunder, (ii) the use of the proceeds of the Purchase Price (as defined in the Purchase Agreement) or (iii) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not any Indemnitee is a party thereto and regardless of whether such matter is initiated by a third party or by the Company or any of its Subsidiaries or Affiliates; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a final, non-appealable judgment of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of such Indemnitee or any of its Related Parties. Notwithstanding anything to the contrary herein or otherwise, none of the Indemnitees (or any of their respective Affiliates) shall be responsible or liable to the Company or any of its Subsidiaries, Affiliates or stockholders or other equity holders or any other Person or entity for any special, indirect, consequential or punitive damages, which may be alleged as a result of the Shares, this Agreement, any Related Agreement or the transactions contemplated hereunder or thereunder. The provisions of this Section 1.4 shall remain operative and in full force and effect regardless of the expiration of the term of this Agreement, the Related Agreements, the consummation of the transactions contemplated hereby and thereby, the repayment, redemption or repurchase of any Shares, the invalidity or unenforceability of any term or provision of this Agreement or any Related Agreement, or any investigation made by or on behalf of any Holder. All amounts due under this Section 1.4(b) shall be payable within 15 days after written demand therefor accompanied by reasonable documentation with respect to any reimbursement, indemnification or other amount requested.

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(c)     To the fullest extent permitted by applicable law, the Company and its respective Subsidiaries and Affiliates shall not assert, and hereby waive, any claim against any Indemnitee (and any of their respective Related Parties), on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any Related Agreement or any agreement or instrument contemplated hereby or thereby, the transactions contemplated hereby or thereby, the Shares or the use of the proceeds of the Purchase Price. No Indemnitee (or any of their respective Related Parties) shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the Related Agreements or the transactions contemplated hereby or thereby.

(d)     Given that an Indemnitee may be entitled to indemnification (a “Jointly Indemnifiable Claim”) from both the Company, pursuant to this Agreement, and from any other Person, whether pursuant to applicable law, any indemnification agreement, the organizational documents of such Person or otherwise (the “Indemnitee-Related Entities”), the Company acknowledges and agrees that the Company shall be fully and primarily responsible for the payment to the Indemnitee in respect of indemnification and advancement of expenses in connection with any such Jointly Indemnifiable Claim, pursuant to and in accordance with the terms of this Agreement, irrespective of any right of recovery the Indemnitee may have from the Indemnitee-Related Entities.  Under no circumstance shall the Company be entitled to any right of subrogation or contribution by the Indemnitee-Related Entities and no right of recovery the Indemnitee may have from the Indemnitee-Related Entities shall reduce or otherwise alter the rights of the Indemnitee or the obligations of the Company hereunder.  In the event that any of the Indemnitee-Related Entities shall make any payment to the Indemnitee in respect of indemnification or advancement of expenses with respect to any Jointly Indemnifiable Claim, the Indemnitee-Related Entity making such payment shall be subrogated to the extent of such payment to all of the rights of recovery of the Indemnitee against the Company, and the Indemnitee shall execute all papers reasonably required and shall do all things that may be reasonably necessary to secure such rights, including the execution of such documents as may be necessary to enable the Indemnitee-Related Entities effectively to bring suit to enforce such rights.

(e)     Each Indemnitee and Indemnitee-Related Entity shall be third-party beneficiaries with respect to this Section 1.4, entitled to enforce this Section 1.4 against the Company as though each such Person was a party to this Agreement.

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ARTICLE II
governance

Section 2.1     Board of Directors; Observers.

(a)     Prior to Stockholder Approval being obtained, the Holders of a majority of the Shares issued and outstanding as of such date, acting by written consent as a separate class in accordance with the Series A Certificate of Designation, to the fullest extent permitted by applicable law, shall have the right, but not the obligation, to appoint to the Board up to four (4) designees (each such appointee, a “Series A Director”), it being agreed and understood that until the date that is the twelve (12) month anniversary of the date hereof, the Holders agree not to appoint more than three (3) Series A Directors. Effective as of the date hereof, the Company shall cause the appointment of the Series A Directors set forth on Annex B to the Board. The Holders of a majority of the Shares issued and outstanding as of such date, acting by written consent as a separate class in accordance with the Series A Certificate of Designation, to the fullest extent permitted by applicable law, shall have the sole right to remove and replace any Series A Director appointed pursuant to this Section 2.1(a) (including in the event of a vacancy as a result of death, disability, retirement or resignation), with or without cause, at any time, by providing written notice thereof to the Company, and such designee’s appointment as a director of the Board shall immediately terminate upon such removal, and, in connection therewith, the Company and each director of the Board shall, to the fullest extent permitted by applicable law, take all necessary corporate action (i) to enable the Holders of a majority of the Shares issued and outstanding as of such date, acting by written consent as a separate class in accordance with the Series A Certificate of Designation, to nominate and effect the election or appointment of such additional individuals, whether by increasing the size of the Board, or otherwise and (ii) to designate such additional individuals nominated by the Holders of a majority of the Shares issued and outstanding as of such date, acting by written consent as a separate class in accordance with the Series A Certificate of Designation, to fill such newly-created vacancies or to fill any other existing vacancies.

(b)     Following the receipt of Stockholder Approval, each Holder shall have the right, but not the obligation, to nominate to the Board a number of designees (each such nominee, a “Holder Director”) equal to: (i) 40% of the Total Number of Directors, in the event that such Holder and its Affiliates beneficially own, in the aggregate, 40% or more, but less than 50%, of the issued and outstanding shares of Common Stock (calculated on an as-converted basis), (ii) 30% of the Total Number of Directors, in the event that such Holder and its Affiliates beneficially own, in the aggregate, 30% or more, but less than 40%, of the issued and outstanding shares of Common Stock (calculated on an as-converted basis), (iii) 20% of the Total Number of Directors, in the event that such Holder and its Affiliates beneficially own, in the aggregate, 20% or more, but less than 30%, of the outstanding shares of Common Stock (calculated on an as-converted basis) and (iv) 10% of the Total Number of Directors, in the event that such Holder and its Affiliates beneficially own, in the aggregate, 5% or more, but less than 20%, of the outstanding shares of Common Stock (calculated on an as-converted basis); provided, however, that notwithstanding the foregoing, during the Standstill Period, MFP agrees that it will not nominate to the Board a number of designees exceeding 33% of the Total Number of Directors, even if otherwise entitled to do so in accordance with the foregoing; provided, further, however, that notwithstanding the foregoing, during the Standstill Period, Franklin agrees that it will not nominate to the Board more than one (1) Holder Director, even if otherwise entitled to do so in accordance with the foregoing. For the avoidance of doubt, the right of Franklin to nominate a Holder Director is in addition to, and not in limitation of, the separate right of MFP to do the same, in each case, subject to the preceding sentence. For purposes of calculating the number of directors that MFP is entitled to nominate pursuant to the immediately preceding sentence, any fractional amounts shall automatically be rounded up to the nearest whole number (e.g., one and one quarter (1 1/4) directors shall equate to two (2) directors) and any such calculations shall be made after taking into account any change in the Total Number of Directors. The Company agrees, to the fullest extent permitted by applicable law, to include in the slate of nominees recommended by the Board for election at any meeting of stockholders called for the purpose of electing directors the Holder Directors designated pursuant to this Section 2.1(b) and to nominate and recommend each such individual to be elected as a director of the Board as provided herein, and to solicit proxies or consents in favor thereof. For the avoidance of doubt, upon the receipt of Stockholder Approval, the Series A Directors shall remain on the Board and be deemed Holder Directors, with MFP and Franklin to advise the Company which directors each Holder will be deemed to have appointed.

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(c)     In the event that a vacancy is created at any time as a result of death, disability, retirement, resignation or otherwise of any Holder Director, the nominating Holder shall have the right to nominate and appoint another Person to be a Holder Director by providing written notice thereof to the Company, and the Company and each director of the Board shall, to the fullest extent permitted by applicable law (including with respect to any fiduciary duties under Delaware law), take all necessary corporate action (i) to enable such Holder to nominate and effect the election or appointment of such additional individuals, whether by increasing the size of the Board, or otherwise and (ii) to designate such additional individuals nominated by such Holder to fill such newly-created vacancies or to fill any other existing vacancies.

(d)     For so long as Stockholder Approval has not been obtained, the Holders of a majority of the Shares issued and outstanding as of such date, acting by written consent as a separate class in accordance with the Series A Certificate of Designation, to the fullest extent permitted by applicable law, shall have the right, but not the obligation, to appoint, by providing written notice thereof to the Company, to the board of directors (or similar governing body) of each subsidiary of the Company (a “Subsidiary Board”) and each committee of the Board (subject to New York Stock Exchange director qualification requirements) and each Subsidiary Board, in each case, such number of directors that is proportionate to the number of Series A Directors the Holders have the right to appoint to the Board relative to the Total Number of Directors; provided, that, from the date hereof until the date Stockholder Approval is obtained, the Company agrees that it shall, and shall cause the Board to, require that the Company’s Director Nominating Committee consist of three (3) members, it being agreed and understood that one (1) such member shall be appointed by the Holders of a majority of the Shares issued and outstanding as of such date, acting by written consent as a separate class in accordance with the Series A Certificate of Designation, to the fullest extent permitted by applicable law and two (2) such members shall initially be existing independent Company directors. Following the receipt of Stockholder Approval, each Holder shall have the right, but not the obligation, to appoint, by providing written notice thereof to the Company, to each Subsidiary Board and each committee of the Board (subject to New York Stock Exchange director qualification requirements) and each Subsidiary Board, in each case, such number of directors that is proportionate to the number of Holder Directors such Holder has the right to nominate to the Board relative to the Total Number of Directors.

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(e)     For so long as Stockholder Approval has not been obtained, the presence of all Series A Directors shall be necessary to constitute a quorum for the transaction of business or for purposes of otherwise acting in any manner as the Board. In the absence of a quorum, the directors present shall adjourn the meeting from time to time until a quorum shall be present. If a meeting of the Board is adjourned on two consecutive occasions as a result of the failure to achieve quorum due to the absence of the Series A Directors (with each such Series A Director having received proper prior written notice of such meeting), then the next meeting shall only require the presence of a majority of the entire Board to constitute a quorum.

(f)     For so long as Franklin and its Affiliates hold 5% or more of the outstanding shares of Common Stock (calculated on an as-converted basis), Franklin shall have the right, but not the obligation, to appoint to the Board one (1) observer (a “Franklin Observer”). Effective as of the date hereof, the Company shall cause the appointment of the Franklin Observer set forth on Annex C to the Board.

(g)     For so long as Franklin shall have the right to appoint a Franklin Observer to the Board, it shall have the right, but not the obligation, to appoint, by providing written notice thereof to the Company, to each Subsidiary Board and each committee of the Board (subject to New York Stock Exchange director qualification requirements) and each Subsidiary Board, in each case, one (1) Franklin Observer.

(h)     Notice of any meeting of the Board or any Subsidiary Board and any adjournment thereof (together with all materials in connection therewith), and any other communications, information or materials circulated to any directors of the Board or any Subsidiary Board shall, in each case, be provided to the Franklin Observer concurrently with such other directors.

(i)     In furtherance, and not in limitation, of any other rights in connection therewith, the Company shall promptly reimburse the Series A Directors, the Holder Directors and the Franklin Observer, in each case, for all reasonable out-of-pocket expenses incurred in connection with their attendance at meetings of the Board, any Subsidiary Board and any committees thereof, including without limitation travel, lodging and meal expenses.

(j)     The Company agrees that it will, and will cause the Board to, reduce the size of the Board to nine (9) Directors on or prior to the date that is the twelve (12) month anniversary of the date hereof. The size of the Board shall otherwise not be increased or decreased without the prior written consent of each Holder who owns (together with its Affiliates) 5% or more of the outstanding shares of Common Stock (calculated on an as-converted basis). Subject to the foregoing, each Holder agrees that it shall not propose any changes to the size of the Board.

(k)     During the Standstill Period, each Holder agrees that it will not nominate to the Board any director to the extent not otherwise permitted pursuant to Section 2.1(a) or Section 2.1(b).

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Section 2.2     Further Assurances. The Company shall not, and shall cause each of its Subsidiaries and the Board and each Subsidiary Board not to, establish or employ any committees or subcommittees with the purpose or effect of directly or indirectly circumventing the rights of the Holders and their respective Affiliates set forth in this ARTICLE II. The Company shall, and shall cause each of its Subsidiaries and the Board and each Subsidiary Board to, take all actions as may be necessary, appropriate or desirable to give effect to the provisions of this ARTICLE II, including having at all times a sufficient number of authorized directors to permit appointments to the Board and each Subsidiary Board by each Holder pursuant to this ARTICLE II.

Section 2.3     Certain Transactions. After the date of this Agreement and until the date that is the three (3) year anniversary of the date hereof, without the prior written consent of the Board, (a) each Holder agrees that it shall not, and shall cause its Affiliates not to, directly or indirectly, authorize or undertake any delisting of the Common Stock from the New York Stock Exchange or any transactions the completion of which would lead to the delisting of the Company from the New York Stock Exchange (a “Take-Private Transaction”), except as required by applicable law, unless such Take-Private Transaction is subject to approval by either (i) a special committee of independent, disinterested directors of the Board and (ii) a vote of the holders of a majority of the outstanding shares of Common Stock, excluding any shares owned by such Holder and its Affiliates.

Section 2.4     Standstill. During the Standstill Period, without the prior written consent of the Board, except as permitted pursuant to the Series A Certificate of Designation, the Purchase Agreement and Section 1.2(d) of this Agreement or otherwise in connection with a Take-Private Transaction undertaken in accordance with Section 2.3 of this Agreement, each of MFP and Franklin agrees that it shall not, and shall cause its Affiliates not to, directly or indirectly:

(a)     acquire, offer or propose to acquire, solicit an offer to sell or agree to acquire, directly or indirectly, alone or in concert with others, by purchase or otherwise, any direct or indirect beneficial interest in any voting securities of the Company or direct or indirect rights, warrants or options to acquire, or securities convertible into or exchangeable for, any voting securities of the Company, except as permitted pursuant to Section 1.2(d);

(b)     acquire, offer to acquire or agree to acquire, directly or indirectly, alone or in concert with others, by purchase, exchange or otherwise, (i) all or substantially all of the assets, tangible or intangible, of the Company or (ii) direct or indirect rights, warrants or options to acquire all or substantially all of the assets of the Company, except for such assets as are then being offered for sale by the Company;

(c)     make any request or proposal to amend, waive or terminate any provision of this Section 2.4, unless such request or proposal would not be reasonably likely to result in a violation of clause (f) of this Section 2.4;

(d)     make, or in any way participate in, directly or indirectly, any “solicitation” of “proxies” (as such terms are used in the rules of the Securities and Exchange Commission) to vote, or seek to advise or influence any person or entity with respect to the voting of, any voting securities of the Company;

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(e)     form, join or in any way participate in a group with respect to any voting securities of the Company (other than with respect to an Affiliate of MFP or Franklin, as applicable); or

(f)     take any action that would reasonably result in the Company having to make a public announcement regarding any of the matters referred to in clauses (a) through (e) of this Section 2.4, or announce an intention to do, or enter into any arrangement or understanding or discussions with or advice, assist or encourage others to do, any of the actions restricted or prohibited under such clauses (a) through (e) of this Section 2.4.

For purposes herein, the “Standstill Period” shall mean the period commencing on the date hereof and ending on the earlier of: (a) the date that is the five (5) year anniversary of the date hereof and (b) the date on which MFP, Franklin and their respective Affiliates cease to hold, in the aggregate, shares of Common Stock (including any Shares voting on an as-converted basis) that represent 15% or more of the voting power of the issued and outstanding shares of Common Stock; provided, however, that if, following the consummation of the Equity Rights Offering or any other issuance of equity securities of the Company, MFP, Franklin and their respective Affiliates cease to hold, in the aggregate, shares of Common Stock (including any Shares voting on an as-converted basis) that represent 35% or more of the voting power of the issued and outstanding shares of Common Stock, the Standstill Period shall mean the period commencing on the date hereof and ending on the earlier of: (i) the date that is the three (3) year anniversary of the date hereof and (ii) the date on which MFP, Franklin and their respective Affiliates cease to hold, in the aggregate, shares of Common Stock (including any Shares voting on an as-converted basis) that represent 15% or more of the voting power of the issued and outstanding shares of Common Stock. Notwithstanding anything to the contrary in this Agreement or otherwise, each Holder and its Affiliates shall have the right to freely acquire securities of the Company, in any manner whatsoever and engage in any of the activities proscribed by this Section 2.4 in the event that the Company (1) institutes any proceeding to be adjudicated a voluntary bankruptcy or enters liquidation, (2) consents to the filing of a bankruptcy or litigation proceeding against it or (3) files a petition, answer or consent seeking reorganization, adjustment or arrangement under any applicable federal, state or foreign bankruptcy or insolvency law.

Nothing herein shall limit (1) any Holder or its Affiliates in any way from acquiring or offering to acquire, directly or indirectly, any company or business unit thereof that beneficially owns Company securities as long as (x) such entity’s prior acquisition of such securities was not made directly or indirectly on such Holder’s or its Affiliate’s behalf, as applicable and (y) such entity’s ownership of such securities was not a primary factor in the decision to consummate such transaction and (2) any Holder or its Affiliates from making any proposal to the Board that would not reasonably be expected to require a public announcement by the Company.

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ARTICLE III
MISCELLANEOUS

Section 3.1     Survival. All acknowledgments, agreements and covenants of the Company set forth in this Agreement shall survive the expiration or termination of this Agreement, any Related Agreement or the redemption or repurchase of, or any other payment on, the Shares.

Section 3.2     Entire Agreement; Parties in Interest. This Agreement (including the annexes and exhibits hereto) and the Related Agreements constitute the entire agreement, and supersede and cancel all other prior and contemporaneous agreements and understandings, both written and oral, between the Parties with respect to the subject matter hereof. This Agreement shall be binding upon and inure solely to the benefit of each Party and their respective successors, legal representatives and permitted assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement, except for the provisions of Section 1.4, Article II and Section 3.3 (and, in each case, the related definitions and rules of interpretation hereunder), which shall, in each case, be directly enforceable by the beneficiaries contemplated thereby as if such Persons were parties hereto.

Section 3.3     No Recourse. Notwithstanding anything that may be expressed or implied in this Agreement and notwithstanding the fact that the Parties may be partnerships, limited liability companies, corporations or other entities, each Party covenants, agrees and acknowledges that no recourse under this Agreement, any Related Agreement or any documents or instruments delivered by any Person pursuant hereto or thereto shall be had against any Party’s or any of their respective Affiliates’ former, current or future direct or indirect equity holders, controlling Persons, stockholders, directors, officers, employees, agents, Affiliates, members, financing sources, managers, general or limited partners or assignees (collectively, the “Related Parties”), in each case other than the Parties or any of their respective assignees under this Agreement or such Related Agreement, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any applicable law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any of the Related Parties, as such, for any obligation or liability of any Party under this Agreement, any Related Agreement or any documents or instruments delivered by any Person pursuant hereto of thereto for any claim based on, in respect of or by reason of such obligations or liabilities or their creation; provided, however, nothing in this Section 3.3 shall relieve or otherwise limit the liability of each of the Parties, as such, for any breach or violation of its obligations under such agreements, documents or instruments.

Section 3.4     Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

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Section 3.5     Jurisdiction. Each Party irrevocably (a) consents to submit itself to the personal jurisdiction of the Delaware Court of Chancery, or in the event (but only in the event) that the Delaware Court of Chancery does not have subject matter jurisdiction over such legal action or proceeding, the United States District Court for the District of Delaware, or in the event (but only in the event) that such United States District Court for the District of Delaware also does not have subject matter jurisdiction over such legal action or proceeding, any Delaware state court sitting in New Castle County, in connection with any matter based upon or arising out of this Agreement or the actions of the Parties, (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and (c) agrees that it will not bring any action relating to this Agreement in any court other than the courts of the State of Delaware, as described above. Each of the Parties hereby agrees that service of any process, summons, notice or document by U.S. registered mail to the addresses specified pursuant to Section 3.8, shall be effective service of process for any suit or proceeding in connection with this Agreement. Each Party hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement, any claim that it is not personally subject to the jurisdiction of the above-named courts for any reason other than the failure to serve process in accordance with this Section 3.5, that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise), and to the fullest extent permitted by applicable law, that the suit, action or proceeding in any such court is brought in an inconvenient forum, that the venue of such suit, action or proceeding is improper, or that this Agreement, or the subject matter hereof, may not be enforced in or by such courts and further irrevocably waives, to the fullest extent permitted by applicable law, the benefit of any defense that would hinder, fetter or delay the levy, execution or collection of any amount to which a Party is entitled pursuant to the final judgment of any court having jurisdiction. Each Party expressly acknowledges that the foregoing waiver is intended to be irrevocable under the laws of the State of Delaware and of the United States of America; provided that each such Party’s consent to jurisdiction and service contained in this Section 3.5 is solely for the purpose referred to in this Section 3.5 and shall not be deemed to be a general submission to said courts or in the State of Delaware other than for such purpose.

Section 3.6     Waiver of Jury Trial. EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER RELATED AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

Section 3.7     Specific Performance; Remedies.

(a)     Each Party hereby acknowledges and agrees that the subject matter of this Agreement is unique, that the other Party would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached and that remedies at law would not be adequate to compensate such other Parties not in default or in breach. Accordingly, each Party agrees that the other Parties shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically the terms and provisions of this Agreement in addition to any other remedy to which they may be entitled, at law or in equity. The Parties waive any defense that a remedy at law is adequate and any requirement to post bond or provide similar security in connection with actions instituted for injunctive relief or specific performance of this Agreement.

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(b)     All remedies available under this Agreement, at law or otherwise, shall be deemed cumulative and not alternative or exclusive of other remedies. The exercise by any Party of a particular remedy shall not preclude the exercise of any other remedy.

Section 3.8     Notice.

(a)     Except as otherwise provided in this Agreement, any notice or other communication required or permitted to be delivered to any Party under this Agreement, the Certificate of Incorporation or Bylaws of the Company, or the General Corporation Law of the State of Delaware shall be in writing and delivered by (i) email or (ii) overnight delivery via a national courier service to the following email address or physical address, as applicable:

If to the Company:

GulfMark Offshore, Inc.
842 West Sam Houston Parkway North, Suite 400
Houston, TX 77024
Attention: Cindy M. Muller, Senior Vice President, General Counsel and Secretary

E-mail: cindy.muller@gulfmark.com

If to MFP:

c/o MFP Investors LLC

667 Madison Ave., 25th Floor

New York, NY 10065

Attention: Timothy E. Ladin, General Counsel

E-mail: tladin@mfpllc.com

with a copy (which shall not constitute notice) to:

Paul, Weiss, Rifkind, Wharton & Garrison LLP

1285 Avenue of the Americas

New York, New York 10019

Attention: Jeffrey Marell

E-mail: jmarell@paulweiss.com

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If to Franklin:

Franklin Mutual Advisers, LLC

One Franklin Parkway

San Mateo, California 94403

Attention: Christopher Chen

E-mail: christopher.chen@franklintempleton.com

and

Franklin Mutual Advisers, LLC

101 John F Kennedy Parkway

Short Hills, New Jersey 07078

Attention: Keith Luh

E-mail: keith.luh@franklintempleton.com

with a copy (which shall not constitute notice) to:

Paul, Weiss, Rifkind, Wharton & Garrison LLP

1285 Avenue of the Americas

New York, New York 10019

Attention: Jeffrey Marell

E-mail: jmarell@paulweiss.com

(b)     Notice or other communication pursuant to this Section 3.8(a) shall be deemed given or received (i) in the case of personal delivery or delivery by electronic mail, on the date of such delivery, (ii) in the case of dispatch by nationally recognized overnight courier, on the next Business Day following such dispatch and (iii) in the case of mailing, on the fifth Business Day after the posting thereof. Any Party may specify a different address, by written notice to the other Parties. The change of address shall be effective upon the other Parties’ receipt of the notice of the change of address.

Section 3.9     Amendments; Waivers. Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, by the Company and each Holder. No knowledge, investigation or inquiry, or failure or delay by the Company or any Holder in exercising any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise of any other right hereunder. No waiver of any right or remedy hereunder shall be deemed to be a continuing waiver in the future or a waiver of any rights or remedies arising thereafter.

Section 3.10     Counterparts. This Agreement may be executed (including by facsimile transmission, “.pdf,” or other electronic transmission) in two or more counterparts, and by the different Parties in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement, and shall become effective when two or more counterparts have been signed by each of the Parties and delivered (including by facsimile transmission, “.pdf” or other electronic transmission) to the other Parties.

Section 3.11     Assignment. This Agreement shall be binding upon and shall inure to the benefit of the Parties and their respective permitted assigns and successors. None of the rights, privileges or obligations set forth in, arising under or created by this Agreement may be assigned or transferred by the Company without the prior written consent of each Holder. Each Holder may assign this Agreement and the rights, privileges and obligations hereunder to any of its Affiliates or otherwise in connection with a transfer of the Shares in accordance with Section 1.2. Any assignment or transfer in violation of this Section 1.2 shall be null and void.

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Section 3.12     Severability. In the event that any provision of this Agreement, or the application thereof becomes or is declared by a court of competent jurisdiction to be illegal, void, invalid or unenforceable, the remainder of this Agreement shall continue in full force and effect and the application of such provision to other Persons or circumstances shall be interpreted so as reasonably to effect the intent of the Parties. The Parties further agree to replace such illegal, void, invalid or unenforceable provision of this Agreement with a legal, valid and enforceable provision that achieves, to the extent possible, the economic, business and other purposes of such illegal, void, invalid or unenforceable provision.

Section 3.13     Certain Acknowledgments. The Company acknowledges on its behalf and on behalf of its Subsidiaries and its other Affiliates that:

(a)     Each Holder and its Affiliates are involved in a broad range of transactions and may have economic interests that conflict with those of the Company or any of its Subsidiaries or Affiliates. Each Holder is and shall act under this Agreement as an independent contractor. Nothing in this Agreement or otherwise shall be deemed to create an advisory, fiduciary or agency relationship or fiduciary or other implied duty of any Holder to any of the Company or any of its Subsidiaries or Affiliates or equity holders. The rights and obligations contemplated by this Agreement are the result of arm’s-length commercial negotiations between each Holder, on the one hand, and the Company, on the other hand. In connection with such rights and obligations, each Holder is acting solely as a principal and not as agent or fiduciary of any other Holder or of the Company or any of its Subsidiaries, Affiliates, members of management, equity holders or creditors thereof or any other Person.

(b)     No Holder or any of its Related Parties shall have any obligation to use in connection with the transactions contemplated by this Agreement, or to furnish to the Company or any of its respective Subsidiaries or Affiliates or equity holders, confidential information obtained by it from other Persons.

Section 3.14     Termination. This Agreement shall terminate and be of no further force or effect upon such time as the Holders are no longer entitled to appoint or nominate directors to the board of directors of the Company pursuant to this Agreement; provided, however, that, notwithstanding the foregoing, all acknowledgments, agreements and covenants of the Parties set forth in Sections 1.3, 1.4 and this Article III (and, in each case, the related definitions and rule of interpretation thereof) shall survive the expiration or termination of this Agreement.

ARTICLE IV
DEFINITIONS

Section 4.1     Defined Terms.

(a)     Capitalized terms used but not otherwise defined herein have the meanings specified or incorporated by reference in the Certificate of Designation of Series A Preferred Securities of the Company (the “Series A Certificate of Designation”).

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(b)     The following words and phrases have the meanings specified in this Section 4.1(b):

“Affiliate” shall mean with respect to any Person, any other Person that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Person. The term “Control” means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.  “Controlled” and “Controlling” have meanings correlative to the foregoing. Notwithstanding the foregoing, (i) the Company, its Subsidiaries and its other Affiliates shall not be considered Affiliates of any of the Holders or any of such party’s Affiliates (other than the Company, its Subsidiaries and its other Affiliates), (ii) MFP and its Affiliates, on the one hand, shall not be considered an Affiliate of Franklin, on the other hand, (iii) Franklin and its Affiliates, on the one hand, shall not be considered an Affiliate of MFP and its Affiliates, on the other hand and (iv) in no event shall Franklin Resources, Inc., any of its subsidiaries, or any investment fund or account that is not managed by Franklin, be considered an Affiliate of Franklin.

“Business Day” means any day, other than a Saturday, Sunday or other day, on which banks in the City of New York are authorized or required by law or executive order to remain closed.

“Confidential Information” shall mean any information, documents and materials relating to the activities of any Party or any of its Related Parties, on the one hand, that any other Party or any of its Related Parties may acquire, obtain or otherwise learn, in each case, other than information that (a) was, is or becomes available to a Party or any of its Related Parties through publicly available sources of information (other than as a result of improper disclosure in breach or violation of this Agreement), (b) was, is or becomes available to a Party or any of its Related Parties on a non-confidential basis that is not, to such Party’s knowledge, subject to confidentiality obligations owing to any other Party or (c) was, is or becomes independently developed by a Party or any of its Related Parties without any use of Confidential Information and without any breach or violation of this Agreement. Confidential Information may include information that pertains or relates to (i) the business and affairs of any Party or any of its Related Parties, (ii) any direct or indirect investment in any Party or any of its Related Parties or any proposed direct or indirect investment in any Party or any of its Related Parties or (iii) any other matters with respect to any Party or any of its Related Parties.

“Equity Rights Offering” shall have the meaning ascribed to such term under the Purchase Agreement.

“Event of Default” shall have the meaning ascribed to such term under the Loan Documents.

“Governmental Authority” shall mean any federal, state, local or foreign court or governmental agency, authority, instrumentality or regulatory or legislative body.

“Loan Documents” shall mean the Revolving Loan Documents and the Term Loan Documents.

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“Other Taxes” shall mean any and all present or future stamp or documentary Taxes or any other excise, transfer, sales, property, intangible, mortgage recording or similar Taxes arising from any payment made hereunder or under any other Related Agreement or from the execution, registration, delivery or enforcement of, consummation or administration of, from the receipt or perfection of security interest under, or otherwise with respect to, the Related Agreements (but excluding, for the avoidance of doubt, any income, branch profits, franchise or similar taxes).

“Permitted Transferee” means with respect to any Person, any Affiliate of such Person.

“Pro Rata Portion” shall mean, as of a particular date, with respect to a Person, a fraction (expressed as a percentage) the numerator of which is the number of shares of Common Stock (on a fully-diluted, as-converted basis) held by such Person immediately prior to such date, and the denominator of which is the aggregate number of shares of Common Stock (on a fully-diluted, as-converted basis) outstanding as of such date.

“Proposals” means the proposals to be submitted to the stockholders of the Company at the Stockholders Meeting, for the purpose of seeking approval of the stockholders of the Company for the (a) increase in the total number of authorized shares of Class A Common Stock to 120,000,000 shares, (b) issuance of all shares of Class A Common Stock issuable upon the full conversion of the Series A Preferred Stock issued pursuant to the Purchase Agreement and any change of control that may be deemed to occur as a result of such issuance and sale pursuant to the applicable rules of the New York Stock Exchange and (c) at the sole option of the Company, a reverse stock split of the Company’s Class A Common Stock.

“Purchase Agreement” shall mean that certain Securities Purchase Agreement, by and among MFP, Franklin and the Company, dated as of November 23, 2016.

“Registration Rights Agreement” shall mean that certain Registration Rights Agreement, by and among MFP, Franklin and the Company, dated as of the date hereof.

“Related Agreement” shall mean the Purchase Agreement, the Registration Rights Agreement, the Series A Certificate of Designation, the Loan Documents and any other agreement or instrument relating to the Series A Preferred Securities or delivered in connection with the foregoing.

“Representatives” shall mean, with respect to any specified Person, such Person’s Affiliates and all of the foregoing’s respective directors, officers, partners, controlling persons, managers, members, employees, attorneys, accountants, trustees, consultants, agents, advisors, financing sources and other representatives.

“Responsible Officer” of any Person shall mean any executive officer, legal counsel or financial officer of such Person and any other officer or similar official thereof responsible for the administration of the obligations of such Person in respect of this Agreement, or any other duly authorized employee or signatory of such Person.

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“Revolving Loan Documents” shall have the meaning ascribed to such term under the Purchase Agreement.

“Stockholder Approval” means the approval of the items described in clauses (a) and (b) of the definition of Proposals by the stockholders of the Company at the Stockholders Meeting in accordance with applicable law, the Certificate of Incorporation of the Company, the bylaws of the Company and the applicable requirements of the New York Stock Exchnage.

“Stockholders Meeting” means a meeting of the stockholders of the Company, for the purpose of voting on the Proposals, and to be held subject to and in accordance with the Certificate of Incorporation of the Company, the Bylaws of the Company and Section 5.1 of the Purchase Agreement.

“Taxes” shall mean any and all present or future taxes, duties, levies, imposts, assessments, deductions, withholdings or other similar charges imposed by any Governmental Authority, whether computed on a separate, consolidated, unitary, combined or other basis and any interest, fines, penalties or additions to tax with respect to the foregoing.

“Term Loan Documents” shall have the meaning ascribed to such term under the Purchase Agreement.

“Total Number of Directors” means the total number of directors comprising the Board.

(c)     The following words and phrases have the meanings specified in the sections indicated:

Term	Section
Agreement	Preamble
Company	Preamble
Franklin	Preamble
Franklin Observer	Section 2.1(f)
Holder	Preamble
Holder Director	Section 2.1(b)
Indemnitee	Section 1.4(b)
Indemnitee-Related Entities	Section 1.4(d)
Joinder	Preamble
Jointly Indemnifiable Claim	Section 1.4(d)
Participation Shares	Section 1.2(d)
Parties	Preamble
Related Parties	Section 3.3
Series A Director	Section 2.1(a)
Share	Preamble
Series A Certificate of Designation	Section 4.1(a)
Standstill Period	Section 2.4
Subsidiary Board	Section 2.1(d)

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Section 4.2     Construction. The Parties intend that each representation, warranty, covenant and agreement contained in this Agreement shall have independent significance. The headings are for convenience only and shall not be given effect in interpreting this Agreement. References to sections, articles, schedules or exhibits are to the sections, articles, schedules and exhibits contained in, referred to by or attached to this Agreement, unless otherwise specified. The words “hereof,” “herein” and “hereunder” and words of similar import, when used in this Agreement, refer to this Agreement as a whole and not to any particular provision of this Agreement. The words “include,” “includes” and “including” in this Agreement mean “include/includes/including without limitation.” All references to “$”, currency, monetary values and dollars set forth herein shall mean U.S. dollars. The use of the masculine, feminine or neuter gender or the singular or plural form of words shall not limit any provisions of this Agreement. References to a Person also include its permitted assigns and successors. The word “will” shall be construed to have the same meaning as the word “shall”. The words “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if”. With respect to the determination of any period of time, “from” shall mean “from and including”. The word “or” shall not be exclusive. Any reference to a statute refers to the statute, any amendments or successor legislation and all rules and regulations promulgated under or implementing the statute, as in effect at the relevant time. The word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if.” All references to the knowledge of the Company, a Holder or any of their respective Affiliates or facts known by any such Person shall mean actual knowledge of any authorized officer of such Person. Whenever this Agreement refers to a number of days, such number shall refer to calendar days unless Business Days are specified. Whenever any action must be taken hereunder on or by a day that is not a Business Day, then such action may be validly taken on or by the next day that is a Business Day. Any reference herein to any law, contract, agreement or other instrument, including the governing documents of any Person, shall be construed as referring to such law, contract, agreement or instrument as amended or modified or, in the case of a law, codified or reenacted, in each case, in whole or in part, and as in effect from time to time. The Parties acknowledge and agree that (a) each Party and its counsel has reviewed, or has had the opportunity to review, the terms and provisions of this Agreement, (b) any rule of construction to the effect that any ambiguities are resolved against the drafting Party shall not be used to interpret this Agreement and (c) the provisions of this Agreement shall be construed fairly as to all Parties and not in favor of or against any Party, regardless of which Party was generally responsible for the preparation of this Agreement and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of such previous drafts of this Agreement or any other Related Agreement or the fact that any clauses have been added, deleted or otherwise modified from any prior drafts of this Agreement or any other Related Agreement.

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed and delivered as of the date first above written.

COMPANY:

GULFMARK OFFSHORE, INC.

By:
Name:
Title:

[Signature Page to Series A Investors Rights Agreement]

HOLDER:

By:
Name:
Title:

HOLDER:

By:
Name:
Title:

[Signature Page to Series A Investors Rights Agreement]

EXHIBIT A

Joinder

(See attached.)

A-1

JOINDER TO
SERIES A INVESTORS’ AGREEMENT

This JOINDER (this “Joinder”) to the Series A Investors’ Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”), dated as of               , 2016, by and among MFP Partners, L.P., a Delaware limited partnership (“MFP”), Franklin Mutual Advisers, LLC, an investment manager on behalf of certain funds and accounts, and a Delaware limited liability company (“Franklin”), GulfMark Offshore, Inc., a Delaware corporation (the “Company”) and each other Person who becomes a party thereto by the execution of this Joinder, is being entered into as of this        day of                              by         , a                                     (the “Joining Investor”). Capitalized terms used herein but not otherwise defined have the meanings set forth in the Agreement.

Pursuant to Section 1.2(a) of the Agreement, the Shares are transferable to the Joining Investor if, and only if, the Joining Investor executes and delivers this Joinder in accordance with the terms of the Agreement.

The Joining Investor agrees as follows.

1.     Upon execution of this Joinder, the Joining Investor will become a party to the Agreement and will be fully bound by, and subject to, all of the terms and conditions of the Agreement as if the undersigned were an original signatory to the Agreement as a Holder.

2.     This Joinder shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

3.     A signature delivered by facsimile or other electronic transmission (including e-mail) will be considered an original signature. Any Person may rely on a copy of this Joinder.

IN WITNESS WHEREOF, the Joining Investor has caused this Joinder to be duly executed and delivered as of the date first written above.

By:
Name:
Title:

EXHIBIT B

Series A Directors

B-1

EXHIBIT C

Franklin Observer

C-1

Exhibit E

Registration Rights Agreement

See attached.

E-1

GULFMARK OFFSHORE, INC.

REGISTRATION RIGHTS AGREEMENT

Dated as of December ___, 2016

TABLE OF CONTENTS

Page

Article I

DEFINITIONS
Section 1.1	Definitions	1
Section 1.2	General Interpretive Principles	5

Article II

REGISTRATION RIGHTS
Section 2.1	Demand Registration	6
Section 2.2	Priority in Demand Registration	8
Section 2.3	Piggyback Registration	8
Section 2.4	Expenses	9
Section 2.5	Effective Registration Statement; Suspension	9
Section 2.6	Selection of Underwriters	10

Article III

RESTRICTIONS ON PUBLIC SALE
Section 3.1		10
Section 3.2		10

Article IV

REGISTRATION PROCEDURES
Section 4.1		11

Article V

INDEMNIFICATION; CONTRIBUTION
Section 5.1	Indemnification by the Company	14
Section 5.2	Indemnification by the Investors	15
Section 5.3	Jointly Indemnifiable Claims	16
Section 5.4	Conduct of Indemnification Proceedings	16
Section 5.5	Contribution	17

Article VI

MISCELLANEOUS
Section 6.1	Further Assurances	18
Section 6.2	Removal of Legends from Shares	18
Section 6.3	Entire Agreement	19
Section 6.4	Specific Performance	19

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GULFMARK OFFSHORE, INC.

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made as of December ___, 2016, by and among GulfMark Offshore, Inc., a Delaware corporation (together with its successors and assigns, the “Company”), MFP Partners, L.P., a Delaware limited partnership (“MFP”) and Franklin Mutual Advisers, LLC, an investment manager on behalf of certain funds and accounts, and a Delaware limited liability company (such funds and accounts being referred to as “Franklin”).

WHEREAS, the parties desire to set forth certain registration rights applicable to the Registrable Securities.

NOW, THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the receipt of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

Article I

DEFINITIONS

Section 1.1     Definitions. As used in this Agreement, the following terms shall have the meanings set forth below:

“Affiliate” shall mean with respect to any Person, any other Person that, directly or indirectly, through one or more intermediaries, controls, is controlled or managed by, or is under common control with, such Person, and all funds and accounts managed by such Person. Notwithstanding the foregoing, (i) the Company, its Subsidiaries and its other Affiliates shall not be considered Affiliates of any of the Holders or any of such party’s Affiliates (other than the Company, its Subsidiaries and its other Affiliates), (ii) MFP and its Affiliates, on the one hand, shall not be considered an Affiliate of Franklin, on the other hand, (iii) Franklin and its Affiliates, on the one hand, shall not be considered an Affiliate of MFP and its Affiliates, on the other hand and (iv) in no event shall Franklin Resources, Inc., any of its subsidiaries, or any investment fund or account that is not managed by Franklin, be considered an Affiliate of Franklin. The term “Control” means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise. “Controlled” and “Controlling” have meanings correlative to the foregoing.

“Agreement” shall have the meaning set forth in the preamble.

“Automatic Shelf Registration Statement” shall have the meaning set forth in Section 2.1(a).

“Business Day” means any day, other than a Saturday, Sunday or other day, on which banks in the City of New York are authorized or required by law or executive order to remain closed.

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“Company” shall have the meaning set forth in the preamble.

“Company Notice” shall have the meaning set forth in Section 2.3(a).

“Demand Registration” shall have the meaning set forth in Section 2.1(a).

“Effectiveness Deadline” shall mean, with respect to any Registration Statement required to be filed to cover the resale by an Investor of the Registrable Securities, (i) the date such Registration Statement is filed, if the Company is a WKSI as of such date and such Registration Statement is an Automatic Shelf Registration Statement eligible to become immediately effective upon filing pursuant to Rule 462 or (ii) if the Company is not a WKSI as of the date such Registration Statement is filed, the 5th Business Day following the date on which the Company is notified by the SEC that such Registration Statement will not be reviewed or is not subject to further review and comments and will be declared effective upon request by the Company.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder.

“Filing Deadline” shall mean, with respect to any Registration Statement required to be filed to cover the resale by an Investor of the Registrable Securities, (i) 10 Business Days following a Request, if the Company is a WKSI as of the date of such Request or (ii) if the Company is not a WKSI as of the date of such Request, (x) 20 Business Days following such Request if the Company is then eligible to register the resale of the Registrable Securities on Form S-3 or (y) if the Company is not then eligible to use Form S-3, 30 Business Days following such Request, provided that, to the extent that the Company has not been provided the information regarding such Investor and the Registrable Securities required to be included in such Registration Statement at least two Business Days prior to the applicable Filing Deadline, then such Filing Deadline shall be extended to the second Business Day following the date on which such information is provided to the Company.

“FINRA” shall mean the Financial Industry Regulatory Authority.

“Holders” means each Person that beneficially holds, directly or indirectly, Registrable Securities and is a party to this Agreement (including any Person that becomes a party pursuant to Section 6.10 and each Investor), except for the Company.

“Investor” shall mean the MFP Investor or the Franklin Investor, as applicable.

“MFP Investor” shall mean MFP, together with its Affiliates, designated Permitted Transferees or successors that hold Registrable Securities.

“Franklin Investor” shall mean Franklin, together with its Affiliates, designated Permitted Transferees or successors that hold Registrable Securities.

“Long-Form Registration” shall have the meaning set forth in Section 2.1(a).

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“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

“Piggyback Registration” shall mean a registration required to be effected by the Company pursuant to Section 2.3.

“Piggyback Registration Statement” shall mean a registration statement of the Company, as provided in Section 2.3, which covers any of the Registrable Securities on an appropriate form in accordance with the Securities Act and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

“Prospectus” shall mean the prospectus included in a Registration Statement, including any preliminary Prospectus, and any such Prospectus as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities and by all other amendments and supplements to such Prospectus, including post-effective amendments, and in each case including all material incorporated by reference therein.

“Proposals” means the proposals to be submitted to the stockholders of the Company at the Stockholders Meeting, for the purpose of seeking approval of the stockholders of the Company for the (i) increase in the total number of authorized Shares to 120,000,000 shares; (ii) issuance of all Shares issuable upon the full conversion of the Series A Preferred Stock issued pursuant to the Purchase Agreement and any change of control that may be deemed to occur as a result of such issuance and sale pursuant to the applicable rules of the New York Stock Exchange; and (iii) a reverse stock split of the Shares.

“Purchase Agreement” shall mean that certain Securities Purchase Agreement, by and among the Company, MFP and Franklin, dated as of November 23, 2016.

“Registrable Securities” shall mean (i) upon the earlier of (x) the date that is the six month anniversary of the date hereof and (ii) the failure of the stockholders of the Company to approve 100% of the Proposals at the first Stockholders Meeting, any shares of Series A Preferred Stock, (ii) any Shares issuable upon the conversion of any share of Series A Preferred Stock pursuant to the Series A Certificate of Designation, (iii) any Shares issuable upon payment by the Company to the Investors (or their designees) of the fee set forth in Section 6.2(b) of the Purchase Agreement, (iv) any Series A Preferred Stock or any Shares subsequently acquired by a Holder, or any of their respective Affiliates for so long as such Holder (together with its Affiliates) owns more than 1% of the issued and outstanding Shares and (v) any securities of the Company issued or issuable directly or indirectly with respect to or in exchange, or substitution for, or conversion of the securities referred to in clauses (i) to (iv) above by way of dividend or distribution, recapitalization, merger, consolidation, exchange or other reorganization. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when: (A) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement; (B) such securities shall have ceased to be outstanding; or (C) such securities shall have been sold to the public through a broker, dealer or market maker in compliance with Rule 144 under the Securities Act (or any similar rule then in force).

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“Registration Expenses” shall mean (i) all registration, listing, qualification and filing fees (including FINRA filing fees, which include, if applicable, the fees and expenses of any “qualified independent underwriter” as may be required by the rules and regulations of FINRA), (ii) fees and disbursements of counsel for the Company, (iii) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement (including fees and expenses of the Company’s independent certified public accountants and counsel (including with respect to any special audit, “comfort letters” or opinions required by or incident to any such registration), (iv) blue sky fees and expenses (including counsel fees in connection with the preparation of a Blue Sky Memorandum and legal investment survey), (v) all expenses of any Persons in preparing or assisting in preparing, printing, distributing, mailing and delivering any Registration Statement, any Prospectus, any underwriting agreements, transmittal letters, securities sales agreements, securities certificates and other documents relating to the performance of and compliance with this Agreement, (vi) the expenses incurred in connection with making road show presentations and holding meetings with potential investors to facilitate the distribution and sale of Registrable Securities which are customarily borne by the issuer, (vii) all Securities Act liability insurance if the Company so desires, (viii) all internal expenses of the Company (including all salaries and expenses of officers and employees performing legal or accounting duties) and (ix) the reasonable fees and expenses of the Investors, in each case, incurred in connection with the sale of Registrable Securities (including reasonable fees and expenses of counsel for the Investors); provided, however, Registration Expenses shall not include any underwriting fees, discounts and stock transfer taxes.

“Registration Statement” shall mean any registration statement of the Company which covers any Registrable Securities and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

“Request” shall have the meaning set forth in Section 2.1(a).

“SEC” shall mean the United States Securities and Exchange Commission.

“Securities Act” shall mean the Securities Act of 1933, as amended from time to time.

“Series A Preferred Stock” shall mean shares of the Series A Convertible Preferred Stock, par value of $0.01 per share, of the Company.

“Series A Certificate of Designation” shall mean that certain Certificate of Designation of Series A Preferred Securities of the Company.

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“Shares” shall mean shares of the Class A common stock, par value $0.01 per share, of the Company.

“Shelf Registration” shall have the meaning set forth in Section 2.1(a).

“Shelf Registration Statement” shall have the meaning set forth in Section 2.1(d).

“Short-Form Registration” shall have the meaning set forth in Section 2.1(a).

“Stockholders Meeting” means a meeting of the stockholders of the Company, for the purpose of voting on the Proposals, and to be held subject to and in accordance with the Certificate of Incorporation of the Company, the Bylaws of the Company and Section 5.1 of the Purchase Agreement.

“Transfer” means any direct or indirect sale, transfer, pledge or other disposition of any economic, voting or other rights of or with respect to any Shares.

“Underwriter” shall have the meaning set forth in Section 5.1.

“Underwritten Offering” shall mean a sale of securities of the Company to an Underwriter or Underwriters for reoffering to the public.

“WKSI” shall mean a “well known seasoned issuer” as defined in Rule 405 under the Securities Act.

Section 1.2     General Interpretive Principles. The name assigned to this Agreement and the section captions used herein are for convenience of reference only and shall not be construed to affect the meaning, construction or effect hereof. Unless otherwise specified, the terms “hereof,” “herein” and similar terms refer to this Agreement as a whole, and references herein to Articles or Sections refer to Articles or Sections of this Agreement. For purposes of this Agreement, the words, “include,” “includes” and “including,” when used herein, shall be deemed in each case to be followed by the words “without limitation.” The terms “dollars” and “$” shall mean United States dollars. Any agreement, instrument or statute defined or referred to in this Agreement means such agreement, instrument or statute as from time to time amended, modified, supplemented, replaced or interpreted (and in the case of any statute, includes any rules and regulations promulgated under such statute). All exhibits and Schedules, if any, annexed hereto or referenced herein are incorporated in and made a part of this Agreement as if set forth in full herein. Except as otherwise set forth herein, Shares underlying unexercised options to purchase Shares that have been issued by the Company shall not be deemed “outstanding” for any purposes in this Agreement. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the parties and no presumption or burden of proof will arise favoring or disfavoring any party because of the authorship of any provision of this Agreement.

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Article II

REGISTRATION RIGHTS

Section 2.1     Demand Registration.

(a)     Right to Demand Registration. At any time from and after the date hereof, the MFP Investor and the Franklin Investor shall have the right to make requests in writing (each, a “Request”) (which Request shall specify the Registrable Securities intended to be disposed and the intended method of distribution thereof) that the Company register Registrable Securities held by the Investors on Form S-1 or any similar long-form registration (“Long-Form Registrations”) or Form S-3 or any similar short-form registration (“Short-Form Registrations”) if available. All registrations requested pursuant to this Section 2.1(a) are referred to herein as “Demand Registrations.” The MFP Investor and the Franklin Investor will be entitled to make such Request for a Demand Registration only if the gross proceeds from the sale of Registrable Securities in the offering (before the deduction of underwriting discounts) is reasonably expected to exceed, in the aggregate, $5.0 million. The MFP Investor and the Franklin Investor may request that the registration be made pursuant to Rule 415 under the Securities Act (a “Shelf Registration”) and, if the Company is a WKSI at the time any request for a Demand Registration is submitted to the Company, that such Shelf Registration be an automatic shelf registration statement (as defined in Rule 405 under the Securities Act) (an “Automatic Shelf Registration Statement”). The Company shall file such Registration Statement as promptly as practicable, but no later than the applicable Filing Deadline, and shall use its best efforts to cause the Registration Statement to be declared effective or otherwise become effective under the Securities Act as promptly as practicable but, in any event, no later than the Effectiveness Deadline.

(b)     Long-Form Registrations. The Investors shall be entitled to two Long-Form Registrations in any twelve-month period in which the Company shall pay all Registration Expenses, whether or not any such registration is consummated; provided, that each of the Franklin Investor and the MFP Investor shall be entitled to at least one Long-Form Registration during such period. All Long-Form Registrations shall be underwritten registrations.

(c)     Short-Form Registrations. In addition to the Long-Form Registrations provided pursuant to Section 2.1(b), the Investors shall be entitled to four Short-Form Registrations in each 12-month period in which the Company shall pay all Registration Expenses. Demand Registrations shall be Short-Form Registrations whenever the Company is permitted to use any applicable short form and if the managing Underwriter, if any, agrees to the use of a Short-Form Registration. The Company shall use its best efforts to make Short-Form Registrations available for the sale of Registrable Securities as soon as practicable.

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(d)     Shelf Registrations.

(i)     Subject to the availability of required financial information, as promptly as practicable after the Company receives written notice of a request for a Shelf Registration, the Company shall file with the SEC a registration statement under the Securities Act for the Shelf Registration (a “Shelf Registration Statement”). Once effective, the Company shall cause such Shelf Registration Statement to remain continuously effective for such time period as is specified in such request but for no time period longer than the period ending on the earliest of (A) the date on which all Registrable Securities covered by such Shelf Registration have been sold pursuant to the Shelf Registration, (B) the date as of which there are no longer any Registrable Securities covered by such Shelf Registration issued and outstanding and (C) the date on which such Shelf Registration Statement expires; provided that the Company shall renew such Shelf Registration Statement upon such expiration. Without limiting the generality of the foregoing, the Company shall use its best efforts to prepare a Shelf Registration Statement with respect to all of the Registrable Securities held by the Investors to enable such Shelf Registration Statement to be filed with the SEC as promptly as practicable.

(ii)     In the event that a Shelf Registration Statement is effective, the Investors shall have the right at any time or from time to time to elect to sell pursuant to an offering (including an Underwritten Offering) of Registrable Securities available for sale pursuant to such registration statement, so long as the Shelf Registration Statement remains in effect, and the Company shall pay all Registration Expenses in connection therewith; provided, however, that the Company shall only be required to conduct three Underwritten Offerings pursuant to a Shelf Registration Statement in any 12-month period.

(iii)     Notwithstanding the foregoing, upon 5 Business Days’ notice to the Company (a “Block Trade Notice”), if any Investor(s) wishes to engage in an underwritten block trade (a “Block Trade”) off of a Shelf Registration Statement (either through filing an Automatic Shelf Registration Statement or through a take-down from an already existing Shelf Registration Statement), the Company shall as expeditiously as possible use its best efforts to facilitate such offering (which offering may be required to close as early as three business days after the date it commences as specified by the applicable Investor(s)). The Company shall give each other Investor prompt written notice of a Block Trade Notice so that such other Investors may participate in the Block Trade, subject to the priority set forth in Section 2.3.

(iv)     The Company shall, at the request of the MFP Investor or the Franklin Investor, file any prospectus supplement or, if the applicable Shelf Registration Statement is an Automatic Shelf Registration Statement, any post-effective amendments and otherwise take any action necessary to include therein all disclosure and language deemed necessary or advisable by the holders of a majority of the Registrable Securities to effect such offering.

(e)     Withdrawn Demands. A Request may be withdrawn prior to the filing of a Registration Statement by the MFP Investor and the Franklin Investor (with respect to Registrable Securities of such Investor) and a Registration Statement may be withdrawn prior to the effectiveness thereof by the MFP Investor and the Franklin Investor (with respect to Registrable Securities of such Investor) and in each case, the Company shall have no obligation to file the applicable Registration Statement or have such Registration Statement declared effective if there shall be no Registrable Securities then included for sale.

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(f)     The registration rights granted pursuant to the provisions of this Section 2.1 shall be in addition to the registration rights granted pursuant to the other provisions of this Article II.

Section 2.2     Priority in Demand Registration. Neither the Company nor any other Person (other than an MFP Investor or Franklin Investor, as the case may be) shall be entitled to include securities in any registration initiated by the MFP Investor and/or the Franklin Investor pursuant to this Article II without the prior written consent of the MFP Investor and/or the Franklin Investor and upon such consent the Registrable Securities shall have priority for inclusion in any firm commitment underwritten offering, ahead of all other securities included in such Demand Registration, in any underwriter cutback.

Section 2.3     Piggyback Registration.

(a)     Right to Include Registrable Securities. If at any time from and after the date hereof, the Company proposes to register the offer and sale of any Shares (or preferred securities) under the Securities Act (other than a registration statement on Form S-4 or S-8 or any successor form to such Forms or any registration of securities as it relates to an offering and sale to management of the Company pursuant to any employee stock plan or other employee benefit plan arrangement), whether for its own account or any other Person, the Company will, each time it intends to effect such a registration, give prompt written notice to the Holders informing them of its intent to file such Registration Statement, the expected filing date, if known, the number of Shares (or preferred securities) that are proposed to be included in such Registration Statement and of the Holders’ rights to request the registration of the Registrable Securities that are Shares (or in the case of an offering of preferred securities by the Company, Registrable Securities that are Series A Preferred Stock on the same terms as the sale of securities in connection with the registration by the Company (the “Company Notice”). Upon the written request of the Holders, as applicable, within 15 business days (or two Business Days in connection with any overnight or bought Underwritten Offering) after any such Company Notice is given (which request shall specify the Registrable Securities intended to be disposed of by the Holders and, unless the applicable registration is intended to effect a primary offering of Shares for cash for the account of the Company, the intended method of distribution thereof), the Company shall effect, on the same terms as the sale of Shares (or preferred securities, as the case may be) in connection with the registration by the Company, the registration under the Securities Act of all Registrable Securities which the Company has been so requested to include by the Holders, including, if necessary, by filing with the SEC a post-effective amendment or a supplement to the Piggyback Registration Statement or the related Prospectus or any document incorporated therein by reference or by filing any other required document or otherwise supplementing or amending the Piggyback Registration Statement, if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Piggyback Registration Statement or by the Securities Act, any state securities or blue sky laws, or any rules and regulations thereunder; provided, however, that if, at any time after giving written notice of its intention to register the offer and sale of any securities and prior to the effective date of the Piggyback Registration Statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of the offer and sale of such securities, the Company may, at its election, give written notice of such determination to the Holders and, thereupon, (A) in the case of a determination not to register, the Company shall be relieved of its obligation to register the offer and sale of any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses incurred in connection therewith) and (B) in the case of a determination to delay such registration, the Company shall be permitted to delay registration of the offer and sale of any Registrable Securities requested to be included in such Piggyback Registration Statement for the same period as the delay in registering the offer and sale of such other securities. The registration rights granted pursuant to the provisions of this Section 2.1(a) shall be in addition to the registration rights granted pursuant to the other provisions of this Section 2.3.

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(b)     Priority in Piggyback Registrations. If a registration pursuant to this Section 2.3 involves an Underwritten Offering of the Shares (or preferred securities) so being included for registration, whether or not for sale for the account of the Company, the Company shall so advise the Holders as a part of the Company Notice. In such event, the right of the Holders to registration pursuant to this Section 2.3(b) shall be conditioned upon the Holders’ participation in such underwriting and the inclusion of their Registrable Securities in the underwriting to the extent provided herein. The participating Holders shall (together with the Company) enter into an underwriting agreement in customary form with the representative of the Underwriter or Underwriters selected for underwriting by the Company (subject to the lock-up provisions included in this Agreement). Notwithstanding any other provision of this Section 2.3, if the sole Underwriter or the lead managing Underwriter, as the case may be, of such Underwritten Offering shall advise the Company that, in its opinion, marketing factors require a limitation on the number of securities to be underwritten, such Underwriter may (subject to the allocation priority set forth below) limit the number of Registrable Securities to be included in the registration and underwriting. The Company shall so advise the Holders, and the number of Registrable Securities that are entitled to be included in the registration and underwriting shall be allocated in the following manner: (x) in the case of an offering for the account of the Company: first, to the Shares (or preferred securities) to be offered by the Company; second, to the Registrable Securities to be offered by the Holders (pro rata among them based on Registrable Securities so included for sale); and third, to the Shares (or preferred securities) to be offered by any other holders of Shares (or preferred securities) on a pro rata basis among them based on the Shares (or preferred securities) so included for sale; and (y) in the case of an offering for the account of a Person other than the Company: first, to the Shares (or preferred securities) to be offered by the initiating holders of such Shares (or preferred securities) to be registered; second, to the Shares (or preferred securities) to be offered by the Holders (pro rata among them based on Registrable Securities so included for sale); and third, to the Shares (or preferred securities) to be offered by the Company.

Section 2.4     Expenses. The Company agrees to pay all Registration Expenses in connection with each of the registrations requested pursuant to this Article II, whether or not any such registration is consummated.

Section 2.5     Effective Registration Statement; Suspension. Subject to Section 2.1(b), a Registration Statement pursuant to Section 2.1 will not be deemed to have become effective (and the related registration will not be deemed to have been effected) unless it has been declared effective by the SEC or, in the case of a Shelf Registration, unless Registrable Securities have been disposed of pursuant thereto, prior to a request by the MFP Investor and/or the Franklin Investor that such Registration Statement be withdrawn; provided, however, that if, after it has been declared effective, the offering of any Registrable Securities pursuant to such Registration Statement is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court, such Registration Statement will be deemed not to have become effective and the related registration will not be deemed to have been effected.

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Section 2.6     Selection of Underwriters. At any time or from time to time, if the MFP Investor and/or the Franklin Investor elect to have Registrable Securities sold in an Underwritten Offering in accordance with Section 2.1, the Investor(s) may select the investment banker or investment bankers and manager or managers that will serve as lead and co-managing Underwriters with respect to the offering of such Registrable Securities, subject to the consent of the Company which shall not be unreasonably withheld, delayed or conditioned.

Article III

RESTRICTIONS ON PUBLIC SALE

Section 3.1     If requested by the sole Underwriter or lead managing Underwriter(s) in an Underwritten Offering, the Company agrees not to effect any public sale or distribution (other than, in the case of the Company, public sales or distributions solely by and for the account of the Company of securities issued pursuant to any employee benefit or similar plan or any dividend reinvestment plan) of any equity or equity-linked securities during the period commencing on the date the Company receives a Request from MFP and Franklin and continuing until 90 days after the commencement of any Underwritten Offering (or for such shorter period as the sole or lead managing Underwriter shall request) unless earlier terminated by the sole Underwriter or lead managing Underwriter(s) in such Underwritten Offering.

Section 3.2     If requested by the sole Underwriter or lead managing Underwriter(s) in an Underwritten Offering in which (i) the MFP Investor and the Franklin Investor (a) have been given an opportunity to participate pursuant to Section 2.3 hereof and (b) have declined to participate and (ii) (a) the Chief Executive Officer and/or the Chief Financial Officer of the Company (or persons in substantially equivalent positions), in their capacities as such and (b) other holders of more than 1% of the Shares, in each case, have agreed to the restrictions described below, such declining Investor(s) and any other Holders agree not to effect any public sale or distribution of any equity or equity-linked securities during the period commencing on the date being no more than 10 days prior to the effectiveness of the Registration Statement pursuant to which such public offering shall be made and continuing until 60 days after the date of the underwriting agreement in connection with any Underwritten Offering (or for such shorter period as the sole or lead managing Underwriter shall request) unless earlier terminated by the sole Underwriter or lead managing Underwriter(s) in such Underwritten Offering. If the Underwriter(s) shall waive any provision of any applicable lock-up agreement for any Person, or shall grant an exception to any provisions thereof, such waiver or exception shall apply with respect to any lock-up agreements executed by and among the Underwriter(s) and the Holders in the same amounts, for the same duration and with the same force and effect.

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Article IV

REGISTRATION PROCEDURES

Section 4.1     In connection with the obligations of the Company pursuant to Article II, the Company shall use best efforts to effect or cause to be effected the registration of the Registrable Securities under the Securities Act to permit the sale of such Registrable Securities by the Investors in accordance with their intended method or methods of distribution, and the Company shall:

(a)     (i) prepare and file a Registration Statement with the SEC which shall comply as to form with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith and all other information reasonably requested by the lead managing Underwriter or sole Underwriter, if applicable, to be included therein, (ii) use best efforts to cause such Registration Statement to become effective and remain effective in accordance with Article II, (iii) use best efforts to not take any action that would cause a Registration Statement to contain a material misstatement or omission or to be not effective and usable for resale of Registrable Securities during the period that such Registration Statement is required to be effective and usable and (iv) cause each Registration Statement and the related Prospectus and any amendment or supplement thereto, as of the effective date of such Registration Statement, amendment or supplement (x) to comply in all material respects with any requirements of the Securities Act and the rules and regulations of the SEC and (y) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(b)     subject to paragraph (j) of this Article IV, prepare and file with the SEC such amendments and post-effective amendments to each such Registration Statement, as may be necessary to keep such Registration Statement effective for the applicable period; cause each such Prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by each Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the Investors thereof, as set forth in such registration statement;

(c)     furnish to the Investors and to each Underwriter of an Underwritten Offering of Registrable Securities, if any, without charge, as many copies of each Prospectus, including each preliminary Prospectus, and any amendment or supplement thereto and such other documents as the Investors or such Underwriter may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities, and the Company hereby consents to the use of the Prospectus, including each preliminary Prospectus, by the Investors and each Underwriter of an Underwritten Offering of Registrable Securities, if any, in connection with the offering and sale of the Registrable Securities covered by the Prospectus or the preliminary Prospectus;

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(d)     (i) use best efforts to register the offer and sale or qualify the Registrable Securities, no later than the time the applicable Registration Statement is declared effective by the SEC, under all applicable state securities or “blue sky” laws of such jurisdictions as each Underwriter, if any, or the Investors, shall reasonably request, (ii) use best efforts to keep each such registration or qualification effective during the period such Registration Statement is required to be kept effective and (iii) do any and all other acts and things which may be reasonably necessary or advisable to enable each such Underwriter, if any, and the Investors to consummate the disposition in each such jurisdiction of such Registrable Securities the registration of which the Investors are requesting; provided, however, that the Company shall not be obligated to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified, to subject itself to taxation in any such jurisdiction or to consent to be subject to general service of process (other than service of process in connection with such registration or qualification or any sale of Registrable Securities in connection therewith) in any such jurisdiction;

(e)     notify the Investors promptly, and, if requested by the MFP Investor or the Franklin Investor, confirm such advice in writing, (i) when a Registration Statement has become effective and when any post-effective amendments and supplements thereto become effective, (ii) of the issuance by the SEC or any state securities authority of any stop order, injunction or other order or requirement suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iii) if, between the effective date of a Registration Statement and the closing of any sale of securities covered thereby pursuant to any agreement to which the Company is a party, the representations and warranties of the Company contained in such agreement cease to be true and correct in all material respects or if the Company receives any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose and (iv) of the happening of any event during the period a Registration Statement is effective as a result of which such Registration Statement or the related Prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

(f)     furnish counsel for each such Underwriter, if any, and for the Investors, copies of any request by the SEC or any state securities authority for amendments or supplements to a Registration Statement and Prospectus or for additional information;

(g)     use best efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement at the earliest possible time;

(h)     upon request, furnish to the sole Underwriter or lead managing Underwriter of an Underwritten Offering of Registrable Securities, if any, without charge, at least one signed copy of each Registration Statement and any post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits; and furnish to the Investors, without charge, at least one conformed copy of each Registration Statement and any post-effective amendment thereto (without documents incorporated therein by reference or exhibits thereto, unless requested);

(i)     cooperate with the Investors and the sole Underwriter or lead managing Underwriter of an Underwritten Offering of Registrable Securities, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and enable such Registrable Securities to be in such denominations (consistent with the provisions of the governing documents thereof) and registered in such names as the Investors or the sole Underwriter or lead managing Underwriter of an Underwritten Offering of Registrable Securities, if any, may reasonably request at least three business days prior to any sale of Registrable Securities;

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(j)     upon the occurrence of any event contemplated by paragraph (e)(iv) of this Section 4.1, use best efforts to prepare a supplement or post-effective amendment to a Registration Statement or the related Prospectus, or any document incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(k)     enter into customary agreements (including, in the case of an Underwritten Offering, underwriting agreements in customary form, and including provisions with respect to indemnification and contribution in customary form and consistent with the provisions relating to indemnification and contribution contained herein) and take all other customary and appropriate actions in order to expedite or facilitate the disposition of such Registrable Securities and in connection therewith: (i) make such representations and warranties to the Investors and the Underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in similar underwritten offerings, (ii) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the lead managing Underwriter, if any, and the MFP Investor and the Franklin Investor) addressed to the Investors and the Underwriters, if any, covering the matters customarily covered in opinions requested in sales of securities or underwritten offerings and such other matters as may be reasonably requested by the MFP Investor and the Franklin Investor and the Underwriters, (iii) obtain “cold comfort” letters and updates thereof from the Company’s independent certified public accountants addressed to the Investors, if permissible, and the Underwriters, if any, which letters shall be customary in form and shall cover matters of the type customarily covered in “cold comfort” letters to underwriters in connection with primary underwritten offerings, (iv) to the extent requested and customary for the relevant transaction, enter into a securities sales agreement with the Investors providing for, among other things, the appointment of such representative as agent for the Investors for the purpose of soliciting purchases of Registrable Securities, which agreement shall be customary in form, substance and scope and shall contain customary representations, warranties and covenants and (v) deliver such customary documents and certificates as may be reasonably requested by the MFP Investor and the Franklin Investor or by the managing Underwriters, if any. The foregoing shall be done (x) at the effectiveness of such Registration Statement (and each post-effective amendment thereto) in connection with any registration and (y) at each closing under any underwriting or similar agreement as and to the extent required thereunder;

(l)     make available for inspection by representatives of the Investors and any Underwriters participating in any disposition pursuant to a Registration Statement and any counsel or accountant retained by the Investors or the Underwriters, all relevant financial and other records, pertinent corporate documents and properties of the Company and cause the respective officers, directors and employees of the Company to supply all information reasonably requested by any such representative, Underwriter, counsel or accountant in connection with a Registration Statement;

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(m)     (i) within a reasonable time prior to the filing of any Registration Statement, any Prospectus, any amendment to a Registration Statement or amendment or supplement to a Prospectus, provide copies of such document to the Investors and its counsel and to the Underwriter(s) of an Underwritten Offering of Registrable Securities, if any; fairly consider such reasonable changes in any such document prior to or after the filing thereof as the counsel to the Investors or the Underwriter(s) may request and not file any such document in a form to which the Investors or any Underwriter shall reasonably object; and make such of the representatives of the Company as shall be reasonably requested by the MFP Investor and the Franklin Investor or any Underwriter available for discussion of such document and (ii) within a reasonable time prior to the filing of any document which is to be incorporated by reference into a Registration Statement or a Prospectus, provide copies of such document to counsel for the Investors; fairly consider such reasonable changes in such document prior to or after the filing thereof as counsel for the Investors or such Underwriter shall request; and make such of the representatives of the Company as shall be reasonably requested by such counsel available for discussion of such document;

(n)     cause all Registrable Securities (other than the Series A Preferred Stock) to be qualified for inclusion in or listed on The New York Stock Exchange or any securities exchange on which securities of the same class issued by the Company are then so qualified or listed if so requested by the MFP Investor and the Franklin Investor, or if so requested by the Underwriter(s) of an Underwritten Offering of Registrable Securities, if any;

(o)     otherwise use best efforts to comply with all applicable rules and regulations of the SEC, including making available to its security holders an earnings statement covering at least 12 months which shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

(p)     cooperate and assist in any filings required to be made with FINRA and in the performance of any due diligence investigation by any Underwriter in an Underwritten Offering; and

(q)     use best efforts to facilitate the distribution and sale of any Registrable Securities to be offered pursuant to this Agreement, including without limitation by making road show presentations, holding meetings with potential investors and taking such other actions as shall be requested by the MFP Investor and the Franklin Investor or the lead managing Underwriter of an Underwritten Offering.

Article V

INDEMNIFICATION; CONTRIBUTION

Section 5.1     Indemnification by the Company. The Company agrees to indemnify and hold harmless each Person who participates as an underwriter (any such Person being an “Underwriter”), the Investors and their respective Affiliates and all of the foregoing’s respective partners, managers, members, controlling persons, directors, officers, employees, agents, consultants and representatives within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act as follows:

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(a)     against any and all losses, liabilities, claims, damages, judgments and reasonable expenses whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement pursuant to which Registrable Securities were registered under the Securities Act, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any Prospectus, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(b)     against any and all losses, liabilities, claims, damages, judgments and reasonable expenses whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, investigation or proceeding by any governmental agency or body, commenced or threatened, or of any other claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company; and

(c)     against any and all reasonable expense whatsoever (including fees and disbursements of counsel), as incurred in investigating, preparing or defending against any litigation, investigation or proceeding by any governmental agency or body, commenced or threatened, in each case whether or not such Person is a party, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under sub-paragraph (i) or (ii) above;

provided, however, that this indemnity agreement does not apply to any such indemnified person with respect to any loss, liability, claim, damage, judgment or expense to the extent arising out of any untrue statement or alleged untrue statement of a material fact contained in any Prospectus, or the omission or alleged omission therefrom of a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in any such case made in reliance upon and in conformity with written information furnished to the Company by the Investors or such Underwriter expressly for use in a Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto).

Section 5.2     Indemnification by the Investors. Each Investor, severally and not jointly, agrees to indemnify and hold harmless the Company, each Underwriter and all of the foregoing’s respective partners, managers, members, controlling persons, directors, officers, employees, agents, consultants and representatives within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act Company, against any and all losses, liabilities, claims, damages, judgments and expenses described in the indemnity contained in Section 5.1 (provided that any settlement of the type described therein is effected with the written consent of the MFP Investor and the Franklin Investor), as incurred, but only with respect to untrue statements or alleged untrue statements of a material fact contained in any Prospectus or the omissions, or alleged omissions therefrom of a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in any such case made in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in such Registration Statement (or any amendment thereto) or such Prospectus (or any amendment or supplement thereto).

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Section 5.3     Jointly Indemnifiable Claims.  Given that an indemnified person may be entitled to indemnification (a “Jointly Indemnifiable Claim”) from both the Company, pursuant to this Agreement, and from any other Person, whether pursuant to applicable law, any indemnification agreement, the organizational documents of such Person or otherwise (the “Indemnitee-Related Entities”), the Company acknowledges and agrees that the Company shall be fully and primarily responsible for the payment to the indemnified person in respect of indemnification and advancement of expenses in connection with any such Jointly Indemnifiable Claim, pursuant to and in accordance with the terms of this Agreement, irrespective of any right of recovery the indemnified person may have from the Indemnitee-Related Entities.  Under no circumstance shall the Company be entitled to any right of subrogation or contribution by the Indemnitee-Related Entities and no right of recovery such indemnified person may have from the Indemnitee-Related Entities shall reduce or otherwise alter the rights of the indemnified person or the obligations of the Company hereunder.  In the event that any of the Indemnitee-Related Entities shall make any payment to the indemnified person in respect of indemnification or advancement of expenses with respect to any Jointly Indemnifiable Claim, the Indemnitee-Related Entity making such payment shall be subrogated to the extent of such payment to all of the rights of recovery of the indemnified person against the Company, and the indemnified person shall execute all papers reasonably required and shall do all things that may be reasonably necessary to secure such rights, including the execution of such documents as may be necessary to enable the Indemnitee-Related Entities effectively to bring suit to enforce such rights.  Each of the Indemnitee-Related Entities shall be third-party beneficiaries with respect to this Section 5.3, entitled to enforce this Section 5.3 against the Company as though each such Indemnitee-Related Entity were a party to this Agreement.

Section 5.4      Conduct of Indemnification Proceedings. Each indemnified party or parties shall give reasonably prompt notice to each indemnifying party or parties of any action or proceeding commenced against it in respect of which indemnity may be sought hereunder, but failure so to notify an indemnifying party or parties shall not relieve it or them from any liability which it or they may have under this indemnity agreement, except to the extent that the indemnifying party is materially prejudiced by such failure to give notice. If the indemnifying party or parties so elects within a reasonable time after receipt of such notice, the indemnifying party or parties may assume the defense of such action or proceeding at such indemnifying party’s or parties’ expense with counsel chosen by the indemnifying party or parties and approved by the indemnified party defendant in such action or proceeding, which approval shall not be unreasonably withheld; provided, however, that, if such indemnified party or parties determine in good faith that a conflict of interest exists and that therefore it is advisable for such indemnified party or parties to be represented by separate counsel or that, upon advice of counsel, there may be legal defenses available to it or them which are different from or in addition to those available to the indemnifying party, then the indemnifying party or parties shall not be entitled to assume such defense and the indemnified party or parties shall be entitled to separate counsel (limited in each jurisdiction to one counsel for all Underwriters and another counsel for all other indemnified parties under this Agreement) at the indemnifying party’s or parties’ expense. If an indemnifying party or parties is or are not so entitled to assume the defense of such action or does or do not assume such defense, after having received the notice referred to in the first sentence of this paragraph, the indemnifying party or parties will pay the reasonable fees and expenses of counsel for the indemnified party or parties (limited in each jurisdiction to one counsel for all Underwriters and another counsel for all other indemnified parties under this Agreement). No indemnifying party or parties will be liable for any settlement effected without the written consent of such indemnifying party or parties, which consent shall not be unreasonably withheld. If an indemnifying party is entitled to assume, and assumes, the defense of such action or proceeding in accordance with this paragraph, such indemnifying party or parties shall not be liable for any fees and expenses of counsel for the indemnified parties incurred thereafter in connection with such action or proceeding.

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Section 5.5     Contribution.

(a)     In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in this Article V is for any reason held to be unenforceable although applicable in accordance with its terms in respect of any losses, liabilities, claims, damages, judgments and expenses suffered by an indemnified party referred to therein, each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, liabilities, claims, damages, judgments and expenses in such proportion as is appropriate to reflect the relative fault of the Company, on the one hand, and of the Investors, on the other hand (including, in each case, that of their respective officers, directors, employees, consultants and agents), in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages, judgments or expenses, as well as any other relevant equitable considerations. The amount paid or payable by a party as a result of the losses, liabilities, claims, damages, judgments and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. Notwithstanding the provisions of this paragraph (d), in the case of distributions to the public, no Investor shall be required to contribute any amount in excess of the amount by which (i) the total price at which the Registrable Securities sold by it and its affiliates and distributed to the public were offered to the public exceeds (ii) the amount of any damages which the applicable Investor has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

(b)     For purposes of this Section, each Person, if any, who controls the MFP Investor and the Franklin Investor or an Underwriter within the meaning of Section 15 of the Securities Act (and their respective partners, members, managers, controlling persons, directors, officers, employees and agents) shall have the same rights to contribution as the Investors or such Underwriter.

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Article VI

MISCELLANEOUS

Section 6.1     Further Assurances. From time to time, at the reasonable request of any other party hereto and without further consideration, each party hereto shall execute and deliver such additional documents and take all such further action as may be necessary or appropriate to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement.

Section 6.2     Removal of Legends from Shares.

(a)     To the extent that any Shares represented by certificates bear a restrictive legend, such legend shall be promptly removed from Shares and the Company shall issue, or cause to be issued, to an Investor a certificate for such Shares without such legend or any other legend, or, if so requested by such Investor, by electronic delivery at the applicable balance account at the Depository Trust Company (“DTC”), if one of the following conditions is met: (a) such Shares are eligible for resale pursuant to Rule 144 of the Securities Act without regard to any volume limitations; (b) in connection with a sale, assignment or other transfer of such Shares, such Investor provides the Company with an opinion of counsel, in a generally acceptable form to the Company and its transfer agent, to the effect that such sale, assignment or transfer of such Shares may be made without registration under the applicable requirements of the Securities Act and that the legend can be removed from the Shares; or (c) the Shares are registered for resale pursuant to an effective registration statement under the Securities Act.

(b)     Any fees (with respect to the transfer agent or otherwise) associated with the removal of such legend (but not the legal fees and expenses of counsel to an Investor) shall be borne by the Company.  At any time as a legend is no longer required for any Shares, the Company will use its best efforts to, no later than three (3) trading days following the delivery by an Investor to the Company or its transfer agent (with notice to the Company) of a legended certificate representing such Shares (endorsed or with stock powers attached and otherwise in form necessary to effect the reissuance and/or transfer) (such third trading day, the “Legend Removal Date”), deliver or cause to be delivered to such Investor a certificate representing such Shares that is free from all restrictive and other legends.  The Company may not make any notation on its records or give instructions to the transfer agent that enlarge the restrictions on transfer set forth in this Section 6.2(b). Certificates for Shares subject to legend removal hereunder may be transmitted by the transfer agent to such Investor by crediting the account of such Investor’s prime broker with DTC as directed by such Investor.

(c)     If the Company shall fail for any reason or for no reason to issue to an Investor unlegended certificates by the Legend Removal Date, then, in addition to all other remedies available to such Investor, if on or after the trading day immediately following such three (3) trading day period, such Investor purchases, or a broker through whom such Investor has sold Shares (a “Buy-In Broker”) purchases (in an open market transaction or otherwise) Shares to deliver in satisfaction of such sale in lieu of Shares such Investor anticipated receiving from the Company without any restrictive legend, then the Company shall, within three (3) business days after such Investor’s request, honor its obligation to deliver to such Investor a certificate or certificates without restrictive legends representing such Shares and pay cash to such Investor in an amount equal to the excess (if any) of such Investor’s or Buy-In Broker’s total purchase price (including brokerage commissions, if any) for the Shares so purchased over the product of (i) such number of such Shares, times (ii) the closing bid price on the Legend Removal Date.

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(d)     The Company hereby agrees that it shall take all action necessary or advisable to comply with, and to maintain compliance with, the current public information requirement of Rule 144(c)(i) or 144(i)(2) of the Securities Act in order to facilitate sales of Shares by the Investors pursuant to Rule 144.

Section 6.3     Entire Agreement. This Agreement constitutes the entire understanding and agreement between the parties and supersedes, cancels and replaces any prior understanding, agreement or statement of intent, in each case, written or oral, of any and every nature with respect thereto. In the event of any inconsistency between this Agreement and any document executed or delivered to effect the purposes of this Agreement, including the bylaws (or equivalent organizational and governing documents) of any company, this Agreement shall govern as among the parties hereto.

Section 6.4     Specific Performance. The parties hereto agree that the obligations imposed on them in this Agreement are special, unique and of an extraordinary character, and that, in the event of breach by any party, damages would not be an adequate remedy and each of the other parties shall be entitled to specific performance and injunctive and other equitable relief in addition to any other remedy to which it may be entitled, at law or in equity. The parties hereto further agree to waive any requirement for the securing or posting of any bond in connection with the obtaining of any such injunctive or other equitable relief.

Section 6.5     Governing Law. This Agreement and all claims or causes of action (whether in tort, contract or otherwise) that may be based upon, arise out of or relate to this Agreement or the negotiation, execution or performance of this Agreement (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in or in connection with this Agreement) shall be governed by and construed in accordance with the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws that would require the application of the laws of another jurisdiction.

Section 6.6     Submissions to Jurisdictions; Waivers of Jury Trials.

(a)     Each of the parties hereto hereby irrevocably acknowledges and consents that any legal action or proceeding brought with respect to this Agreement or any of the obligations arising under or relating to this Agreement may only be brought in the courts of the State of Delaware or in the United States District Court for the District of Delaware (collectively, the “Chosen Courts”), and each of the parties hereto hereby irrevocably submits to and accepts with regard to any such action or proceeding, for itself and in respect of its property, generally and unconditionally, the exclusive jurisdiction of the Chosen Courts, as applicable. Each party hereby further irrevocably and unconditionally waives any claim that any Chosen Court lacks jurisdiction over such party, and agrees not to plead or claim, in any legal action or proceeding with respect to this Agreement or the transactions contemplated hereby brought in the Chosen Courts, that any such court lacks jurisdiction over such party.

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(b)     Each party irrevocably and unconditionally consents to the service of process in any legal action or proceeding brought with respect to this Agreement or any of the obligations arising under or relating to this Agreement by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party, at its address for notices as provided in Section 6.12 of this Agreement, such service to become effective ten (10) days after such mailing. Each party hereby irrevocably and unconditionally waives any objection to such service of process and further irrevocably and unconditionally waives and agrees not to plead or claim in any action or proceeding commenced hereunder or under any other documents contemplated hereby, that service of process was in any way invalid or ineffective. The foregoing consents to jurisdiction shall not constitute general consents to service of process in the State of Delaware for any purpose except as provided above and shall not be deemed to confer rights on any Person other than the respective parties to this Agreement.

(c)     Each of the parties hereto hereby irrevocably and unconditionally waives any right it may have under the laws of any jurisdiction to commence by publication any legal action or proceeding with respect to this Agreement or any of the obligations under or relating to this Agreement. To the fullest extent permitted by applicable law, each of the parties hereto hereby irrevocably and unconditionally waives the objection which it may now or hereafter have to the laying of the venue of any suit, action or proceeding with respect to this Agreement or any of the obligations arising under or relating to this Agreement in any of the Chosen Courts, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim that any such Chosen Court is not a convenient forum for any such suit, action or proceeding, as applicable.

(d)     The parties hereto agree that any judgment obtained by any party hereto or its successors or assigns in any action, suit or proceeding referred to above may, in the discretion of such party (or its successors or assigns), be enforced in any jurisdiction, to the extent permitted by applicable law.

(e)     EACH OF THE PARTIES HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY SUIT, ACTION OR PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH OF THE PARTIES (I) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF ANY SUIT, ACTION OR PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER AND (II) AGREES AND ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 6.6(E).

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Section 6.7     Amendment and Waiver.

(a)     Any amendment or waiver of any rights to this Agreement shall be in writing and shall require the written consent of (i) the Company, (ii) MFP and (iii) Franklin.

(b)     Any failure by any party at any time to enforce any of the provisions of this Agreement shall not be construed a waiver of such provision or any other provisions hereof.

Section 6.8     Binding Effect. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the parties’ successors and permitted assigns.

Section 6.9     Third-Party Beneficiaries. Except for Article V (which will be for the benefit of the Persons set forth therein, and any such Person will have the rights provided for therein), this Agreement does not create any rights, claims or benefits inuring to any Person that is not a party hereto, and it does not create or establish any third-party beneficiary hereto.

Section 6.10     Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto, including subsequent Holders to whom Registrable Securities have been Transferred, directly or indirectly, from the Investors; provided, however, that such successor or assign shall not be entitled to such rights unless the successor or assign shall have executed and delivered to the Company an Addendum Agreement substantially in the form of Exhibit A hereto (which shall also be executed by the Company) promptly following the acquisition of such Registrable Securities, in which event such successor or assign shall be deemed a Holder for purposes of this Agreement. This Agreement is not intended to confer any rights or remedies upon, and shall not be enforceable by any Person other than the actual parties hereto, their respective successors and assigns. An Investor may designate any Holder a “Permitted Transferee” for purposes of this Agreement in connection with any Transfer.

Section 6.11     Additional Parties. From and after the date hereof, any Person to whom Registrable Securities held by an Investor have been Transferred shall be joined as a party to this Agreement and shall be deemed a party to this Agreement as of the date hereof following the execution and delivery by such Person of an Addendum Agreement attached hereto as Exhibit A.

Section 6.12     Notices. Any and all notices, designations, offers, acceptances or other communications provided for herein shall be given in writing by registered or certified mail, which shall be addressed:

In the case of the Company, to its principal office;

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with a copy (which shall not constitute notice) to:

Vinson & Elkins LLP
1001 Fannin, Suite 2500
Houston, Texas 77002
Attention: Stephen M. Gill
E-mail: sgill@velaw.com

If to MFP:

c/o MFP Investors LLC
667 Madison Ave., 25th Floor
New York, NY 10065
Attention: Timothy E. Ladin, General Counsel
E-mail: tladin@mfpllc.com

with a copy (which shall not constitute notice) to:

Paul, Weiss, Rifkind, Wharton & Garrison LLP

1285 Avenue of the Americas

New York, New York 10019

Attention: Jeffrey Marrell, Esq. and Tracey A. Zaccone, Esq.

Email: jmarrell@paulweiss.com; tzaccone@paulweiss.com

If to Franklin:

Franklin Mutual Advisers, LLC

One Franklin Parkway

San Mateo, California 94403

Attention: Christopher Chen

E-mail: christopher.chen@franklintemleton.com

Franklin Mutual Advisers, LLC

101 John F Kennedy Parkway

Short Hills, New Jersey 07078

Attention: Keith Luh

E-mail: keith.luh@franklintempleton.com

with a copy (which shall not constitute notice) to:

Paul, Weiss, Rifkind, Wharton & Garrison LLP

1285 Avenue of the Americas

New York, New York 10019

Attention: Jeffrey Marrell, Esq. and Tracey A. Zaccone, Esq.

E-mail: jmarrell@paulweiss.com; tzaccone@paulweiss.com

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Any demand, notice or other communication given by personal delivery shall be conclusively deemed to have been given or delivered on the day of actual delivery thereof and, if given by facsimile, on the day of transmittal thereof if given during the normal business hours of the recipient, and on the Business Day during which such normal business hours next occur if not given during such hours on any day. By notice complying with the foregoing provisions of this Section 6.12, each party shall have the right to change its mailing address or telecopy number for the notices and communications to such party.

Section 6.13     No Third-Party Liability. This Agreement may only be enforced against the named parties hereto. All claims or causes of action (whether in contract or tort) that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement (including any representation or warranty made in or in connection with this Agreement or as an inducement to enter into this Agreement), may be made only against the entities that are expressly identified as parties hereto; and no past, present or future director, officer, employee, incorporator, member, partner, stockholder, controlling person, Affiliate, portfolio company in which any such party or any of its investment fund Affiliates have made a debt or equity investment (and vice versa), agent, attorney or representative of any party hereto (including any Person negotiating or executing this Agreement on behalf of a party hereto), unless party to this Agreement, shall have any liability or obligation with respect to this Agreement or with respect any claim or cause of action (whether in contract or tort) that may arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement (including a representation or warranty made in or in connection with this Agreement or as an inducement to enter into this Agreement).

Section 6.14     No Partnership. Nothing in this Agreement and no actions taken by the parties under this Agreement shall constitute a partnership, association or other co-operative entity between any of the parties or constitute any party the agent of any other party for any purpose.

Section 6.15     Severability. If any portion of this Agreement shall be declared void or unenforceable by any court or administrative body of competent jurisdiction, such portion shall be deemed severable from the remainder of this Agreement, which shall continue in all respects valid and enforceable.

Section 6.16     Counterparts. This Agreement may be executed in any number of counterparts (which delivery may be by electronic transmission), each of which shall be deemed an original, but all of which together shall constitute a single instrument.

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IN WITNESS WHEREOF, each of the undersigned has executed this Registration Rights Agreement or caused this Registration Rights Agreement to be signed by its officer thereunto duly authorized as a deed as of the date first written above.

COMPANY:

GULFMARK OFFSHORE, INC.

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

INVESTOR:
By: _________________________________
Name:
Title:

INVESTOR:

By: _________________________________
Name:
Title:

[Signature Page to Registration Rights Agreement]

ADDENDUM AGREEMENT

This Addendum Agreement is made this [___] day of [____________], 20[___], by and between [_________________________________] (the “New Holder”) and GULFMARK OFFSHORE, INC., a Delaware corporation (the “Company”), pursuant to a Registration Rights Agreement dated as of December [●], 2016 (the “Agreement”), by and among the Company and the holders party thereto (the “Holders”). Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

WITNESSETH:

WHEREAS, the New Holder has acquired Registrable Securities directly or indirectly from a Holder; and

WHEREAS, the Company and the Holders have required in the Agreement that all persons desiring registration rights must enter into an Addendum Agreement binding the New Holder to the Agreement to the same extent as if it were an original party thereto.

NOW, THEREFORE, in consideration of the mutual promises of the parties hereto, the New Holder acknowledges that it has received and read the Agreement and that the New Holder shall be bound by, and shall have the benefit of, all of the terms and conditions set out in the Agreement to the same extent as if it were an original party to the Agreement and shall be deemed to be a Holder thereunder.

_____________________________
New Holder

Address:

________________________________

________________________________

Exhibit A - 1

AGREED TO on behalf of the Company.

GULFMARK OFFSHORE, INC.

By:	/s/
Name:
Title:

[Management Investors Shareholders Agreement]